UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Strategic Partners Mutual Funds, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2006

Date of reporting period:	10/31/2006

Item 1 – Reports to Stockholders

ANNUAL REPORT

OCTOBER 31, 2006

STRATEGIC PARTNERS

MUTUAL FUNDS, INC.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Mutual Funds, Inc.

List of Subadvisers

STRATEGIC PARTNERS FUND NAME	SUBADVISER
Strategic Partners International Growth Fund	William Blair & Company, L.L.C.
Strategic Partners Small Cap Growth Fund	RS Investment Management, L.P. and Transamerica Asset Management LLC
Strategic Partners Mid Cap Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Mid Cap Value Fund	Neuberger Berman Management, Inc.
Strategic Partners Capital Growth Fund	Marsico Capital Management, LLC
Strategic Partners Concentrated Growth Fund	Goldman Sachs Asset Management, L.P.
Strategic Partners Core Value Fund	AllianceBernstein, L.P.
Strategic Partners Large Cap Core Fund	AllianceBernstein, L.P.
Strategic Partners Equity Income Fund	AllianceBernstein, L.P. and T. Rowe Price Associates, Inc.
Strategic Partners Balanced Fund	American Century Investment Management, Inc.
Strategic Partners High Yield Bond Fund	Pacific Investment Management Company LLC
Strategic Partners Money Market Fund	Prudential Investment Management, Inc.

Subadvisers are subject to change.

For more information about Strategic Partners Mutual Funds, Inc., call your financial professional for a prospectus. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before investing. The prospectus will contain this and other information about the investment company. Please read the prospectus carefully before investing.

Shares of Strategic Partners Mutual Funds, Inc. are distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, and American Skandia Marketing, Incorporated (ASMI), One Corporate Drive, Shelton, CT 06484. Both are Prudential Financial companies and members Securities Investor Protection Corporation (SIPC).

December 15, 2006

Dear Shareholder:

We hope you find the annual report for Strategic Partners Mutual Funds, Inc. informative and useful.

You recently received materials asking you to vote on proposals relating to the future of the funds that comprise Strategic Partners Mutual Funds, Inc. We proposed that many of the funds be merged into mutual funds that are part of the JennisonDryden family of mutual funds and we proposed that other funds appoint new subadvisers affiliated with Prudential. However, all of the proposals are the result of our conclusion, reached after a thorough review, that the Strategic Partners fund family does not offer the current or potential scale to remain an effective long-term investment solution for shareholders. If the proposals are approved, you will own shares of mutual funds that are part of the JennisonDryden family of mutual funds, which are managed by Prudential-affiliated asset managers.

JennisonDryden combines strong teams of research analysts, a culture that leverages their findings, and security selection disciplines that focus on risk controls as well as returns. These traits characterize the JennisonDryden approach, whether a fund’s primary investment discipline is based on fundamental research, quantitative research, or credit and economic research. We have created a family of funds that you, together with the advice of a financial professional, can comfortably rely upon in investment programs suited to your personal goals and tolerance for risk.

Shareholders are still voting on these proposals, so we do not know the results. At Prudential, we appreciate your confidence in our Strategic Partners funds and look forward to continuing to serve you with our much larger JennisonDryden family of mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Mutual Funds, Inc.

Strategic Partners Mutual Funds, Inc.

CUSIP Numbers and NASDAQ Symbols

FUND	CLASS	CUSIP	NASDAQ
International Growth Fund	A	86277E492	SPWAX
	B	86277E476	N/A
	C	86277E450	WBCIX
	L*	86277E484	WBAIX
	M**	86277E468	WBBIX
	X***	86277E443	WBZIX

FUND	CLASS	CUSIP	NASDAQ
Small Cap Growth Fund	A	86277C777	SPHAX
	B	86277C751	N/A
	C	86277C736	DCAMX
	L*	86277C769	DAMAX
	M**	86277C744	DAMBX
	X***	86277C728	DAMZX

FUND	CLASS	CUSIP	NASDAQ
Mid Cap Growth Fund	A	86277C512	N/A
	B	86277C488	N/A
	C	86277C462	GCMGX
	L*	86277C496	GAMGX
	M**	86277C470	GBMGX
	X***	86277C454	N/A

FUND	CLASS	CUSIP	NASDAQ
Mid Cap Value Fund	A	86277E807	SPRAX
	B	86277E872	SVUBX
	C	86277E856	NCBVX
	L*	86277E880	NABVX
	M**	86277E864	NBBVX
	X***	86277E849	NBVZX
	Z*****	86277E435	SPVZX

FUND	CLASS	CUSIP	NASDAQ
Capital Growth Fund	A	86277C249	SPPAX
	B	86277C223	N/A
	C	86277C199	MARCX
	L*	86277C231	MARAX
	M**	86277C215	MARBX
	X***	86277C181	MARZX

FUND	CLASS	CUSIP	NASDAQ
Concentrated Growth Fund	A	86277C579	SPTAX
	B	86277C553	N/A
	C	86277C538	CCGSX
	L*	86277C561	CAGSX
	M**	86277C546	CBGSX
	X***	86277C520	CZGSX

FUND	CLASS	CUSIP	NASDAQ
Core Value Fund	A	86277E633	SPCAX
	B	86277E617	N/A
	C	86277E583	SBVCX
	L*	86277E625	SOVAX
	M**	86277E591	SVCBX
	X***	86277E575	N/A

FUND	CLASS	CUSIP	NASDAQ
Large Cap Core Fund	A	86277E567	SPUAX
	B	86277E542	N/A
	C	86277E526	MCIFX
	L*	86277E559	MAIFX
	M**	86277E534	MBIFX
	X***	86277E518	MXIFX

FUND	CLASS	CUSIP	NASDAQ
Equity Income Fund	A	86277C108	SPQAX
	B	86277C306	N/A
	C	86277C504	AGOCX
	L*	86277C207	AGOAX
	M**	86277C405	AGOBX
	X***	86277C603	AXGOX

FUND	CLASS	CUSIP	NASDAQ
Balanced Fund	A	86277C702	SPLAX
	B	86277C884	N/A
	C	86277C868	ACBCX
	L*	86277C801	AACBX
	M**	86277C876	ACBBX
	X***	86277C850	ACBZX

FUND	CLASS	CUSIP	NASDAQ
High Yield Bond Fund	A	86277C710	SPYAX
	B	86277C686	N/A
	C	86277C660	FCHYX
	L*	86277C694	FHYAX
	M**	86277C678	FBHYX
	X***	86277C652	FHYZX

FUND	CLASS	CUSIP	NASDAQ
Money Market Fund****	A	86277E104	N/A
	C	86277E609	ASCXX
	D	86277E302	N/A
	L*	86277E203	AASXX
	M**	86277E500	ABSXX
	X***	86277E708	ASXXX

*Closed to most new purchases (with the exception of reinvested dividends and purchases by college savings plans) and available for limited exchanges only.

**Closed to most new purchases (with the exception of reinvested dividends) and available for limited exchanges only.

***Closed to most new purchases (with the exception of reinvested dividends) and available for limited exchanges only.

****Available for limited exchanges only.

*****Inception date of 11/28/05.

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Summary of Definitions	1

	Fund Performance	Schedule of Investments	Financial Highlights
Strategic Partners International Growth Fund	8	39	123
Strategic Partners Small Cap Growth Fund	10	42	129
Strategic Partners Mid Cap Growth Fund	12	46	135
Strategic Partners Mid Cap Value Fund	14	49	141
Strategic Partners Capital Growth Fund	16	52	148
Strategic Partners Concentrated Growth Fund	18	54	154
Strategic Partners Core Value Fund	20	56	160
Strategic Partners Large Cap Core Fund	22	59	166
Strategic Partners Equity Income Fund	24	63	172
Strategic Partners Balanced Fund	26	66	178
Strategic Partners High Yield Bond Fund	28	75	184
Strategic Partners Money Market Fund	30	85	190

Financial Statements
Statements of Assets and Liabilities	88
Statements of Operations	94
Statements of Changes in Net Assets	98
Notes to Financial Statements	104
Reports of Independent Registered Public Accounting Firm	196
Tax Information	197
Management of the Fund	198
Approval of Advisory Agreements	201

Summary of Definitions

The following pages present information on the investment performance of each Fund, including comparisons with relevant market indexes. An investment cannot be made directly in an index.

Definitions for Broad Market Indexes

Investors cannot invest directly in an index. Returns for the Indexes on the following pages would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Blended Index—The Blended Index is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Credit Bond Index is an unmanaged index composed of intermediate- and long-term government and investment-grade corporate debt securities.

Lehman Brothers U.S. Aggregate Bond Index—The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged, market-weighted index that tracks the daily price, coupon pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment-grade debt issues without at least $100 million par amount outstanding and with at least one year to final maturity.

Lehman Brothers U.S. Corporate High Yield Index—The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally representative of corporate bonds rated below investment grade. It comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 or BB+ (including defaulted issues), and at least one year to maturity.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index—The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of U.S. dollar-denominated, nonconvertible, fixed-rate, non-investment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

MSCI EAFE® Index—The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

NASDAQ-100 Index—The NASDAQ-100 Index is an unmanaged, modified, capitalization-weighted index of the 100 largest and most active nonfinancial domestic and international issues listed on the NASDAQ.

Russell 1000® Index—The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Growth Index—The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index—The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index—The Russell 2000 Index is an unmanaged, weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value.

Russell 2000® Growth Index—The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index—The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

1

Summary of Definitions (continued)

Russell Midcap® Growth Index—The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index—The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P MidCap 400 Index—The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

Definitions for Lipper Averages

Lipper Averages are the average returns of all funds in the specified Lipper comparison group. The Lipper Averages on the following pages reflect the deduction of operating expenses, but not sales charges or taxes.

Lipper Balanced Funds Average—Funds in the Lipper Balanced Funds Average have primary objectives to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

Lipper Corporate Debt Funds A-Rated Average—Funds in the Lipper Corporate Debt Funds A-Rated Average invest primarily in corporate debt issues rated “A” or better, or government issues.

Lipper Equity Income Funds Average—Funds in the Lipper Equity Income Funds Average seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

Lipper Health/Biotechnology Funds Average—Funds in the Lipper Health/Biotechnology Funds Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

Lipper High Current Yield Funds Average—Funds in the Lipper High Current Yield Funds Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Lipper International Multi-Cap Growth Funds Average—Funds in the Lipper International Multi-Cap Growth Funds Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average—Funds in the Lipper Large-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have

2

an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Large-Cap Growth Funds Average—Funds in the Lipper Large-Cap Growth Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Large-Cap Value Funds Average—Funds in the Lipper Large-Cap Value Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average—Funds in the Lipper Mid-Cap Growth Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

Lipper Mid-Cap Value Funds Average—Funds in the Lipper Mid-Cap Value Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index.

Lipper Mix-Asset Target Allocation Moderate Funds Index—Funds in the Lipper Mix-Asset Target Allocation Moderate Funds Average, by portfolio practice, maintain a mix of between 40% and 60% equity securities, with the remainder in bonds, cash, and cash equivalents.

Lipper Money Market Instrument Funds Average—Funds in the Lipper Money Market Instrument Funds Average invest in high-quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days. These funds typically intend to keep a constant net asset value.

Lipper Multi-Cap Growth Funds Average—Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds Average—Funds in the Lipper Multi-Cap Value Funds Average, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap

3

Summary of Definitions (continued)

value funds have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds Average—Funds in the Lipper Science & Technology Funds Average invest primarily in science and technology stocks.

Lipper Small-Cap Core Funds Average—Funds in the Lipper Small-Cap Core Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

Lipper Small-Cap Growth Funds Average—Funds in the Lipper Small-Cap Growth Funds Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

4

The Investing Environment

The 12 months ended October 31, 2006, saw strong economic growth and substantial overall corporate profits. It was a good period for stocks and for the most credit-sensitive bonds. In the United States, both the S&P 500 Index and the more inclusive Russell 3000 Index had returns of about 16%, considerably above their long-term averages. Every major sector of both of these indexes had a moderate or strong return, while their leading sectors returned more than 20%. The MSCI EAFE Index, the benchmark for foreign developed markets, substantially outperformed even the strong U.S. domestic markets. Overall, bond markets were moderately positive.

However, economic growth slowed over the period and concerns about the prospects for future growth shadowed the markets. These concerns focused primarily on high energy prices, rising interest rates, and the collapse of the U.S. housing market. Value stocks outperformed growth stocks over most of the 12-month period in every range of company size as measured by market capitalization (the market value of all outstanding shares) and both globally and domestically. The differential was more than 10 percentage points in the Russell 1000 Index. Although the overall market moved ahead fairly steadily except for a downturn in the spring of 2006, there were huge variations in return among individual stocks and industries, providing ample room for good stock selection to gain traction.

Domestic large capitalization stocks

The financials sector makes up more than a fifth of the large-cap market and most financial industries had good returns, paced by real estate investment trusts (REITs) and investment bank/brokerages. REITS benefited from strong rental markets, while investment banks benefited from an environment in which many corporations were flush with cash and looking for acquisitions to provide growth. The high price of oil drove both profitability and share price gains in the energy sector. Shares of metals and mining companies, especially steel, had substantial gains. The average return of stocks in the aerospace & defense industry was very good. Media stocks were bolstered by merger and acquisition interest. In healthcare, makers of drugs and some medical products performed well.

However, shares of homebuilding firms had particularly large losses over the reporting period, while homebuilding-related firms such as building products also suffered. Some managed healthcare and medical equipment stocks declined. Shares of the giant HMO UnitedHealth plunged in 2006 as disclosures about backdated options created uncertainty about whether it would keep its highly regarded senior management. The technology sector had essentially flat earnings over much of the reporting period. The semiconductor and software & services groups were weak as inventories built up and Intel and AMD, the two largest providers of processing chips for personal computers, engaged in intense price competition.

Domestic small capitalization stocks

The stocks of smaller companies, as measured by the Russell 2000® Index, also performed well. Every sector had a strong return. However, small-cap stocks are usually more volatile than large-cap stocks and they were so over this reporting period, responding more dramatically than large-caps to both rising and declining markets.

The highest sector returns were in integrated oil and materials & processing, each of which added about a third or more to its market value. Corporate earnings grew particularly rapidly in these sectors, driving share prices up. Moreover, the materials & processing sector benefited from considerable talk about consolidation in the metals industries during a period of exceptional demand from a growing world economy. The possibility of being acquired raised some share prices, while others benefited from the prospect of greater control over future supply. The technology sector slightly outperformed the Russell 2000® Index average.

Two of the largest sectors, financial services and healthcare, underperformed the Russell 2000® Index average, although their returns were quite high by historical standards. The financials sector was supported by very high returns on consumer finance and investment banks/brokerages, but banks and insurance companies were weaker. Stocks in the healthcare facilities industry declined and healthcare equipment & services were generally weak.

5

International stocks

Europe had stronger economic growth than many observers had expected. Japan’s economy did not accelerate quite as much as had been expected, but still experienced strong business orders and profits and an improving consumer sector. The return of the Japan component of the MSCI EAFE Index was comparable to U.S. stocks, but Europe moved substantially ahead. The gains were very broad-based, with all European country components of the MSCI EAFE Index rising 25% to 45%. The market’s laggards were the Pacific countries. New Zealand returned less than 3% and Hong Kong about 20%, a very respectable performance, nonetheless. The largest returns, over 40%, were in the two very small markets of Ireland and Portugal, and in Spain. International stock returns were consistently strong across economic sectors and industries. The materials sector, particularly steel, led the market. Real estate continued to boom, leading a generally strong finance sector. The capital equipment sector was led by energy equipment & services and data processing & reproduction. The consumer goods sector had strong gains across the board in absolute terms, but the average was below this reporting period’s high standard. It was led by textiles & apparel and pulled down by the (nonetheless good) advances of the appliances & household durables, health & personal care, and food & household products groups.

The weakest sectors in the international market were energy and services. Although the price of oil was high over much of the period, it fell sharply as inventories built and what was expected to be a difficult hurricane season in the North Atlantic proved uneventful. The international energy sector is dominated by large integrated oil firms, and shares of both BP and Total declined while those of Royal Dutch Shell rose less than 2% (all in their own currencies). Single-digit gains for the tiny shipping and very large telecommunications groups pulled down the average return of the services sector and there was no offsetting strength.

Bonds

U.S. investment-grade bonds had a moderate positive return. Short-term rates rose, but concerns about economic growth produced a slight decline in long-term rates. Since the prices of outstanding bonds move in the opposite direction from interest rates and longer duration bonds are more sensitive to such changes than shorter duration bonds, longer-term bonds had slightly higher returns than bonds of 1-5 years. However, the overall strength of the economy favored bonds sensitive to credit issues. Corporate bonds returned more than government and government-related bonds. High-yield (junk) bonds, those below investment grade, performed best of all. Among them, the lowest rating groups generally had higher returns than near-investment grade issues. During the reporting period, Moody’s, a major credit rating firm, reported a decline in the 12-month default rate on U.S. high-yield issues to less than 2%.

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7

Your Fund’s Performance

Strategic Partners International Growth Fund

Fund objective

The investment objective of the Strategic Partners International Growth Fund is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	24.49%	N/A	42.31%
Class B3	23.55	N/A	39.53
Class C	23.65	68.97%	70.76
Class L2	24.25	73.25	78.15
Class M3	23.55	68.80	70.23
Class X	23.53	68.91	70.33
MSCI EAFE® Index[4]	27.52	97.31	*
Lipper International Multi-Cap Growth Funds Avg.[4]	26.17	86.47	**

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	9.44%	N/A	11.19%
Class B3	10.06	N/A	11.91
Class C	14.10	11.13%	5.90
Class L2	9.12	10.38	5.70
Class M3	9.06	10.83	5.87
Class X	9.21	10.73	5.89
MSCI EAFE® Index[4]	19.16	14.26	*
Lipper International Multi-Cap Growth Funds Avg.[4]	17.90	13.46	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4See page 1 for a summary of definitions for the Fund’s benchmarks.

8

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*MSCI EAFE® Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 55.63% for Class A and Class B; and 94.33% for Class C, Class L, Class M, and Class X. MSCI EAFE® Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 17.55% for Class A and Class B; and 7.42% for Class C, Class L, Class M, and Class X.

**Lipper International Multi-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 48.70% for Class A and Class B; and 89.86% for Class C, Class L, Class M, and Class X. Lipper International Multi-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 15.64% for Class A and Class B; and 6.86% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
L’Oreal SA, Consumer Products & Services	2.8%
ORIX Corp., Diversified Financial Services	2.8
UBS AG, Financial Services	2.7
HBOS PLC, Banks	2.7
Tesco PLC, Food	2.7

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners International Growth Fund was subadvised by William Blair & Company, L.L.C. The Fund’s Class A shares had a total return of 24.49%, compared with the 27.52% return of the MSCI EAFE Index. The Fund trailed the Lipper International Multi-Cap Growth Funds Average (+26.17%).

The Fund captured most of the gain of the Index in a very strong year. It did this despite maintaining a strong growth style consistency in a period in which the value stocks in the Index outperformed growth stocks by more than seven percentage points. The Fund’s underperformance of the Index was primarily due to its greater exposure than the Index to growth characteristics. For example, it had less invested in stocks with below-average price-to-earnings ratios.

A second aspect of its style, its sector weightings, also contributed to the underperformance. The Fund was underweight in the above-average industrials sector and overweight in the below-average healthcare sector.

Stock selection within sectors and country allocations neither added to nor detracted from the Fund’s overall performance.

9

Your Fund’s Performance

Strategic Partners Small Cap Growth Fund

Fund objective

The investment objective of the Strategic Partners Small Cap Growth Fund is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	7.75%	N/A	1.41%
Class B3	6.90	N/A	–1.67
Class C	6.84	19.52%	–45.62
Class L2	7.61	22.85	–43.61
Class M3	6.84	19.79	–45.62
Class X	6.83	19.74	–45.52
Russell 2000 Index[4]	19.98	90.48	*
Russell 2000 Growth Index[4]	17.07	57.50	**
Lipper Small-Cap Growth Funds Avg.[4]	12.82	49.89	***

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	–5.61%	N/A	–3.25%
Class B3	–5.91	N/A	–3.39
Class C	–2.03	4.60%	–9.37
Class L2	–6.16	3.86	–9.71
Class M3	–6.70	4.32	–9.50
Class X	–6.70	4.14	–9.61
Russell 2000 Index[4]	9.92	13.78	*
Russell 2000 Growth Index[4]	5.88	10.15	**
Lipper Small-Cap Growth Funds Avg.[4]	3.70	8.75	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/01/00.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

10

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*Russell 2000 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 33.83% for Class A and Class B; and 44.36% for Class C, Class L, Class M, and Class X. Russell 2000 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 9.88% for Class A and Class B; and 4.84% for Class C, Class L, Class M, and Class X.

**Russell 2000 Growth Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 25.12% for Class A and Class B; and –21.10% for Class C, Class L, Class M, and Class X. Russell 2000 Growth Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 6.66% for Class A and Class B; and –4.45% for Class C, Class L, Class M, and Class X.

***Lipper Small-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 20.90% for Class A and Class B; and –3.43% for Class C, Class L, Class M, and Class X. Lipper Small-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 5.69% for Class A and Class B; and –2.69% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
American Medical Systems Holdings, Inc., Pharmaceuticals	2.3%
Superior Energy Service, Corp., Oil, Gas & Consumable Fuels	1.7
Valueclick, Inc., Financial Services	1.7
Dril-Quip, Inc., Telecommunications	1.6
Digital Insight, Corp., Financial Services	1.4

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Small-Cap Growth Fund was subadvised by RS Investment Management, L.P. and Transamerica Investment Management LLC. They were added as subadvisers to the Fund shortly before the beginning of this reporting period. Deutsche Asset Management continued to subadvise a portion through mid-December 2005. The Fund’s Class A shares had a total return of 7.75%, compared with returns of 19.98% for the Russell 2000 Index and 17.07% for the Russell 2000 Growth Index. The Fund trailed the Lipper Small-Cap Growth Funds Average (+12.82%).

The Fund underperformed primarily because its holdings in the technology sector trailed the technology sector of the Index. The Fund’s underperformance in technology and overall were attributable to both of its asset managers, although RS Investment Management trailed more. Transamerica Investment Management was helped by its emphasis on higher quality stocks (less debt, more reliable earnings), but hurt by its selection within the technology sector, specifically its software and Internet firms. The Fund underperformed, particularly in the software, computer hardware, and Internet industries. The largest detractors included Safenet, Optimal Group, and Jupitermedia.

11

Your Fund’s Performance

Strategic Partners Mid Cap Growth Fund

Fund objective

The investment objective of the Strategic Partners Mid Cap Growth Fund is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	7.34%	N/A	16.39%
Class B3	6.65	N/A	14.25
Class C	6.46	18.61%	–52.18
Class L2	7.17	22.03	–50.60
Class M3	6.44	18.86	–52.08
Class X	6.46	18.91	–52.18
S&P MidCap 400 Index[4]	13.43	84.46	*
Russell Midcap Index[4]	17.41	99.42	**
Russell Midcap Growth Index[4]	14.51	65.67	***
Lipper Mid-Cap Growth Funds Avg.[4]	11.51	46.76	****

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	–4.74%	N/A	2.64%
Class B3	–5.00	N/A	3.05
Class C	–1.21	4.08%	–11.94
Class L2	–5.36	3.43	–12.35
Class M3	–6.20	3.79	–12.06
Class X	–6.40	3.58	–12.27
S&P MidCap 400 Index[4]	6.56	13.08	*
Russell Midcap Index[4]	9.57	14.81	**
Russell Midcap Growth Index[4]	7.03	12.01	***
Lipper Mid-Cap Growth Funds Avg.[4]	4.91	8.37	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

12

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 34.03% for Class A and Class B; and 54.95% for Class C, Class L, Class M, and Class X. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 10.61% for Class A and Class B; and 6.75% for Class C, Class L, Class M, and Class X.

**Russell Midcap Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 43.32% for Class A and Class B; and 58.67% for Class C, Class L, Class M, and Class X. Russell Midcap Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 7.20% for Class A and Class B; and 13.71% for Class C, Class L, Class M, and Class X.

***Russell Midcap Growth Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 32.67% for Class A and Class B; and –16.01% for Class C, Class L, Class M, and Class X. Russell Midcap Growth Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 10.30% for Class A and Class B; and –3.43% for Class C, Class L, Class M, and Class X.

****Lipper Mid-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 25.45% for Class A and Class B; and –10.39% for Class C, Class L, Class M, and Class X. Lipper Mid-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 8.03% for Class A and Class B; and –3.16% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
Cameron International Corp., Oil Well Services & Equipment	2.7%
Amphenol Corp., Networking/Telecommunications Equipment	2.7
Williams-Sonoma Inc., Retail	2.6
Grainger, (W.W.), Inc., Distribution/Wholesale	2.6
Harmon International Industries, Inc., Audio & Visual Equipment	2.6

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Mid Cap Growth Fund was subadvised by Goldman Sachs Asset Management, L.P. Its Class A shares had a total return (exclusive of sales charge) of 7.34%, compared with a return of 14.51% for the Russell Midcap Growth Index and 11.51% for the Lipper Mid-Cap Growth Funds Average.

The Fund stayed consistent to its style in a market that was very unfavorable to that style. When stocks in certain industries appreciate considerably, their weightings in the capitalization-weighted Russell Midcap Growth Index increase. Normally, an industry that has an exceptional gain in one year is likely to correct downward in following years, giving an advantage to active asset managers. However, this year, more cyclically oriented stocks such as those in the energy, industrials, and materials sectors, which already had risen to share prices that were expensive by historical standards, continued to lead the market. This created a disadvantage for managers who were price-sensitive or who favored industries with more attractive cash flow growth characteristics such as consumer and commercial services. As such, the Fund’s underperformance was attributable to inopportune sector emphases and poor stock selection within select sectors. Its overweight in media stocks and underweights in financial services stocks and in the Index-leading materials sector were the main detractors from its relative performance.

Positions in XM Satellite, Cogent, and Urban Outfitters detracted from its return. XM Satellite, which offers national radio service through broadcasting satellites, had management turnover, litigation issues, and problems with its product. Cogent, which has an automated fingerprint identification technology, was hurt by delays in government spending on the technology and by the development of a competing system. Urban Outfitters faced same-store sales that were below forecasts, as well as a wage dispute. Goldman continues to hold all three positions due to the firm’s conviction in each company’s growth prospects.

13

Your Fund’s Performance

Strategic Partners Mid Cap Value Fund

Fund objective

The investment objective of the Strategic Partners Mid Cap Value Fund is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	12.24%	N/A	33.87%
Class B3	11.36	N/A	31.18
Class C	11.45	86.44%	151.58
Class L2	11.99	91.08	161.82
Class M3	11.38	86.34	151.44
Class X	12.33	87.84	152.90
S&P MidCap 400 Index[4]	13.43	84.46	*
Russell Midcap Index[4]	17.41	99.42	**
Russell Midcap Value Index[4]	20.51	123.33	***
Lipper Mid-Cap Value Funds Avg.[4]	16.81	100.88	****

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	–5.18%	N/A	7.59%
Class B3	–4.41	N/A	8.24
Class C	–1.21	11.77%	11.29
Class L2	–5.63	11.01	11.02
Class M3	–5.25	11.50	11.28
Class X	–4.66	11.50	11.33
S&P MidCap 400 Index[4]	6.56	13.08	*
Russell Midcap Index[4]	9.57	14.81	**
Russell Midcap Value Index[4]	12.27	16.63	***
Lipper Mid-Cap Value Funds Avg.[4]	8.59	14.30	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, Class X, 8/19/98, and Class Z, 11/28/05. Returns for Class Z are not shown since the share class had not existed for at least one-year as of October 31, 2006.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

14

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 34.03% for Class A and Class B; and 206.59% for Class C, Class L, Class M, and Class X. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 10.61% for Class A and Class B; and 14.29% for Class C, Class L, Class M, and Class X.

**Russell Midcap Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 43.32% for Class A and Class B; and 169.44% for Class C, Class L, Class M, and Class X. Russell Midcap Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 13.71% for Class A and Class B; and 12.51% for Class C, Class L, Class M, and Class X.

***Russell Midcap Value Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 52.50% for Class A and Class B; and 193.44% for Class C, Class L, Class M, and Class X. Russell Midcap Value Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 16.52% for Class A and Class B; and 13.68% for Class C, Class L, Class M, and Class X.

****Lipper Mid-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 38.51% for Class A and Class B; and 192.68% for Class C, Class L, Class M, and Class X. Lipper Mid-Cap Value Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 11.76% for Class A and Class B; and 13.40% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
Phelps Dodge Corp., Metals & Mining	2.3%
TXU Corp., Utilities	2.2
Terex Corp., Machinery	1.9
Arch Coal, Inc., Metals & Mining	1.9
Shire Pharmaceuticals Group PLC, ADR, Pharmaceuticals	1.8

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Mid Cap Value Fund was subadvised by Neuberger Berman Management Inc. Its Class A shares had a total return of 12.24%, compared with returns of 13.43% for the S&P MidCap 400 Index and 20.51% for the Russell Midcap Value Index. It also trailed the Lipper Mid-Cap Value Funds Average (+16.81%).

The Fund trailed the style-appropriate Russell Midcap Value Index primarily because of stock selection and the portfolio’s style characteristics. The Fund is managed in a bottom-up style, which means that any exposure to various risk factors is the result of decisions made about individual securities. In this reporting period, those decisions resulted in the portfolio’s exposure to homebuilders and coal companies. Positions in KB Home, Hovnanian Enterprises, and Pulte Homes fell sharply. Neuberger Berman believes the market overreacted to the dramatic slowdown in housing. It thinks the market is overlooking the value of the property these firms own. Holdings in the coal industry included Arch Coal, Alpha Natural Resources, and Peabody Energy. They were hurt by milder weather last winter and by larger inventories of natural gas, which pulled down the gas price. This affected coal sales because natural gas competes with coal as a heating fuel. Neuberger Berman retains the Fund’s coal exposure, as it believes that long-term supply/demand imbalances make coal firms inexpensive at current share prices.

The Fund’s relative value style, with its less pronounced value characteristics, also contributed to its underperformance of the Russell Midcap Value Index in a strongly value-oriented market.

15

Your Fund’s Performance

Strategic Partners Capital Growth Fund

Fund objective

The investment objective of the Strategic Partners Capital Growth Fund is to seek capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	7.53%	N/A	19.67%
Class B3	6.74	N/A	17.38
Class C	6.69	42.35%	56.30
Class L2	7.24	45.97	63.03
Class M3	6.75	42.40	56.50
Class X	6.69	42.39	56.20
S&P 500 Index[4]	16.33	41.90	*
Russell 1000 Growth Index[4]	10.84	22.09	**
Lipper Large-Cap Growth Funds Avg.[4]	7.42	19.42	***

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	–2.99%	N/A	3.66%
Class B3	–3.12	N/A	4.12
Class C	0.82	7.05%	5.22
Class L2	–3.55	6.31	5.00
Class M3	–4.18	6.75	5.24
Class X	–4.18	6.59	5.21
S&P 500 Index[4]	10.78	6.97	*
Russell 1000 Growth Index[4]	6.04	4.42	**
Lipper Large-Cap Growth Funds Avg.[4]	3.53	3.60	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

16

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 28.16% for Class A and Class B; and 63.46% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 9.03% for Class A and Class B; and 5.85% for Class C, Class L, Class M, and Class X.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 18.34% for Class A and Class B; and 25.20% for Class C, Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 5.50% for Class A and Class B; and 2.38% for Class C, Class L, Class M, and Class X.

***Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 16.05% for Class A and Class B; and 39.38% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 4.83% for Class A and Class B; and 3.41% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
UnitedHealth Group, Inc., Healthcare Services	6.4%
Genentech, Inc., Pharmaceuticals	5.6
Goldman Sachs Group, Inc., Financial Services	4.6
Comcast Corp., Cable Television	4.6
UBS AG, ADR (Switzerland), Financial—Bank & Trust	4.5

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Capital Growth Fund was subadvised by Marsico Capital Management, LLC. Its Class A shares had a total return of 7.53%, below the returns of 16.33% for the S&P 500 Index and 10.84% for the Russell 1000 Growth Index. The difference between these benchmarks was primarily due to continued market favor to value investing. The Fund’s return was in line with the Lipper Large-Cap Growth Funds Average (+7.42%).

The Fund’s underperformance of the style-appropriate Russell 1000 Growth Index occurred mostly during a market upswing in the third quarter of 2006. The Fund beat the Index over much of the rest of the period.

A substantial part of the Fund’s underperformance was due to two of its largest long-term positions, Genentech and UnitedHealth Group, both in the healthcare sector. Both were among the largest contributors to its relative return the previous fiscal year, and Marsico still maintains a high level of conviction about its expectations for these positions. Genentech’s decline was due to management issues not directly related to its business fundamentals. UnitedHealth was found to have misstated the issue date of stock options several years ago. Although this has led to restated earnings and penalties, Marsico believes it does not affect the growth of its business.

Exposure to homebuilders KB Homes and Lennar and to the home improvement chain Lowes detracted from the Fund’s return, as well.

Relative underperformance also came from a slightly above-average amount of uninvested cash in the Fund just as the market took off in August and September. This was not the result of a decision to raise cash or time the market, but was the result of an unexpected sharp upswing in the market at an unfortunate moment in the Fund’s investment process. In addition, certain general characteristics of the portfolio worked against the Fund’s performance relative to the benchmark. These characteristics are part of its growth style. Although the amount of these exposures varied over the reporting period, they were more extreme at times that included periods when the market was favoring value characteristics over the Fund’s growth characteristics. For example, Marsico looks for accelerating momentum in earnings and/or share price in companies that are expected to grow at a faster pace than the market.

On the positive side, the Fund benefited from a focus in casinos & gaming and high-rent hotels, which are not as vulnerable as other real estate securities or industries to swings in the economy. The Fund held several broker/asset managers, an industry that also experienced particularly high returns during the period.

17

Your Fund’s Performance

Strategic Partners Concentrated Growth Fund

Fund objective

The investment objective of the Strategic Partners Concentrated Growth Fund is to seek growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	12.34%	N/A	12.82%
Class B3	11.53	N/A	10.43
Class C	11.45	2.57%	11.99
Class L2	12.15	5.39	17.60
Class M3	11.52	2.65	12.39
Class X	11.51	2.65	12.49
S&P 500 Index[4]	16.33	41.90	*
Russell 1000 Growth Index[4]	10.84	22.09	**
Lipper Large-Cap Growth Funds Avg.[4]	7.42	19.42	***

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	1.19%	N/A	1.10%
Class B3	1.29	N/A	1.40
Class C	5.30	0.49%	0.85
Class L2	0.80	–0.16	0.73
Class M3	0.28	0.11	0.88
Class X	0.27	–0.11	0.89
S&P 500 Index[4]	10.78	6.97	*
Russell 1000 Growth Index[4]	6.04	4.42	**
Lipper Large-Cap Growth Funds Avg.[4]	3.53	3.60	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

18

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*S&P 500 Index Closest Month-End to inception cumulative total returns as of 10/31/06 are 28.16% for Class A and Class B; and 66.84% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 9.03% for Class A and Class B; and 5.37% for Class C, Class L, Class M, and Class X.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 18.34% for Class A and Class B; and 27.60% for Class C, Class L, Class M, and Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 5.50% for Class A and Class B; and 2.31% for Class C, Class L, Class M, and Class X.

***Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 16.05% for Class A and Class B; and 35.23% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 4.83% for Class A and Class B; and 2.83% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
Freddie Mac, Specialty Finance	6.9%
McGraw-Hill Cos., Inc., Commercial Services	6.0
Schlumberger Ltd., Oil Well Services & Equipment	4.4
Suncor Energy, Inc., Oil & Gas	4.0
PepsiCo, Inc., Beverages	3.8

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Concentrated Growth Fund was subadvised by Goldman Sachs Asset Management, L.P. Its Class A shares had a total return of 12.34% compared with a return of 10.84% for the Russell 1000 Growth Index and 7.42% for the Lipper Large-Cap Growth Funds Average.

The Fund’s concentrated nature (approximately 30-40 stocks) leads to heavy commitments to individual positions, and its investment style has tended in recent years to favor media and leisure stocks because of their attractive growth, free cash flow, and valuation dynamics. During this reporting period, the media emphasis paid off as many stocks in the industry benefited from heightened merger and acquisition activity. Positions in McGraw-Hill and Univision made particularly large contributions to the Fund’s return. McGraw-Hill shares reflected a new cycle of school textbook editions. Shares of Univision, the Spanish-language broadcaster, rose sharply when it became the target of competing acquisition offers. (Sale to a consortium of private investors is expected to be completed in 2007.) Goldman sold its position in Univision, taking profits. A position in oil service company Schlumberger also contributed significantly to the Fund’s return.

Although individual media stocks contributed to the Fund’s performance, its overweight in the media sector overall detracted somewhat from its performance relative to the Russell 1000® Growth Index in terms of missed opportunities elsewhere. The Fund was underweight in more cyclical areas such as the very strong materials and industrials sectors. This is typical for Goldman. The Fund was also characteristically overweight in more growth-oriented stocks in the Index—those with relatively higher valuations (share prices related to measures of intrinsic value) and growth rates such as stocks in the consumer and commercial services sectors. This style characteristic hurt its performance during this reporting period’s market environment as more value-oriented stocks continued to outperform.

19

Your Fund’s Performance

Strategic Partners Core Value Fund

Fund objective

The investment objective of the Strategic Partners Core Value Fund is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Year	Since Inception[1]
Class A2	20.20%	N/A	31.98%
Class B3	19.32	N/A	29.52
Class C	19.32	63.14%	58.73
Class L2	19.95	66.92	63.25
Class M3	19.23	62.95	58.72
Class X	19.22	63.12	58.72
S&P 500 Index[4]	16.33	41.90	*
Russell 1000 Value Index[4]	21.46	73.43	**
Lipper Multi-Cap Value Funds Avg.[4]	17.77	62.80	***

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Year	Since Inception[1]
Class A2	7.07%	N/A	7.95%
Class B3	7.54	N/A	8.60
Class C	11.62	9.54%	8.03
Class L2	6.66	8.77	7.42
Class M3	6.62	9.27	7.79
Class X	6.69	9.15	7.80
S&P 500 Index[4]	10.78	6.97	*
Russell 1000 Value Index[4]	14.62	10.73	**
Lipper Multi-Cap Value Funds Avg.[4]	11.14	9.85	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

20

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 28.16% for Class A and Class B; and 22.34% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 9.03% for Class A and Class B; and 3.08% for Class C, Class L, Class M, and Class X.

**Russell 1000 Value Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 41.49% for Class A and Class B; and 54.91% for Class C, Class L, Class M, and Class X. Russell 1000 Value Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 13.42% for Class A and Class B; and 7.53% for Class C, Class L, Class M, and Class X.

***Lipper Multi-Cap Value Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 33.12% for Class A and Class B; and 48.47% for Class C, Class L, Class M, and Class X. Lipper Multi-Cap Value Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 10.73% for Class A and Class B; and 6.67% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
Exxon Mobil Corp., Oil & Gas	6.7%
Citigroup, Inc., Financial Services	4.5
Bank of America Corp., Financial—Bank & Trust	3.9
Pfizer, Inc., Pharmaceuticals	2.9
General Electric Co., Conglomerates	2.8

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Core Value Fund was subadvised by AllianceBernstein. Its Class A shares had a total return of 20.20%, compared with 16.33% for the S&P 500 Index and 21.46% for the Russell 1000® Value Index. It beat the Lipper Multi-Cap Value Funds Average (+17.77%).

This Fund’s investment style avoids large deviations (active positions) from the Russell 1000® Value Index weightings in individual stocks and sectors, so its performance is expected, normally, to be fairly close to that benchmark. The intent is that exposures to any risk factor other than the Fund’s value-investing orientation will be small. The active positions are based upon valuations (share prices related to measures of intrinsic value) that use AllianceBernstein’s proprietary forecasts of each company’s future cash flow.

Over this reporting period, the Fund benefited from good asset selection and from an emphasis on the stocks of larger companies in the Russell 1000® Value Index universe. After several years of underperformance, stocks of the largest firms in the market began to lead during this reporting period. The Fund’s sector emphases neither added to nor detracted from the high return of that benchmark.

The Fund had good stock selection within the healthcare and financials sectors, particularly positions in Merck, Mellon Financial, Freddie Mac, JP Morgan Chase, and Bank of America. Meanwhile, selections in the more growth-oriented technology and consumer staples sectors underperformed comparable sectors of the Index. In particular, exposure to semiconductor chip firms, particularly Intel, detracted from its performance, as did exposure to grocery retailers such as Kroger. Taken over the entire portfolio, however, stock selection added to the Fund’s return.

21

Your Fund’s Performance

Strategic Partners Large Cap Core Fund

Fund objective

The investment objective of the Strategic Partners Large Cap Core Fund is to outperform the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) through stock selection, resulting in different weightings of common stocks relative to the Index. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	12.90%	N/A	18.77%
Class B3	12.14	N/A	16.57
Class C	12.03	27.84%	3.35
Class L2	12.68	31.09	6.91
Class M3	12.15	27.84	3.35
Class X	12.07	27.78	3.05
S&P 500 Index[4]	16.33	41.90	*
Russell 1000 Index[4]	16.02	46.37	**
Lipper Large-Cap Core Funds Avg.[4]	14.23	32.92	***

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	1.33%	N/A	3.33%
Class B3	1.38	N/A	3.79
Class C	5.27	4.55%	–0.02
Class L2	0.68	3.82	–0.40
Class M3	0.27	4.21	–0.17
Class X	0.29	4.03	–0.36
S&P 500 Index[4]	10.78	6.97	*
Russell 1000 Index[4]	10.25	7.64	**
Lipper Large-Cap Core Funds Avg.[4]	8.73	5.54	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

22

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 28.16% for Class A and Class B; and 13.06% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 9.03% for Class A and Class B; and 1.32% for Class C, Class L, Class M, and Class X.

**Russell 1000 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 29.67% for Class A and Class B; and 18.07% for Class C, Class L, Class M, and Class X. Russell 1000 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 9.48% for Class A and Class B; and 1.94% for Class C, Class L, Class M, and Class X.

***Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 23.52% for Class A and Class B; and 12.17% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Core Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 7.41% for Class A and Class B; and 0.85% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
Exxon Mobil Corp., Oil & Gas	4.4%
General Electric Co., Conglomerates	3.9
Citigroup, Inc., Financial Services	3.0
Bank of America Corp., Financial—Bank & Trust	2.7
Procter & Gamble Co., Consumer Products & Services	2.6

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Large-Cap Core Fund was subadvised by AllianceBernstein. Its Class A shares had a total return of 12.90%, compared with 16.33% for the S&P 500 Index. It trailed the Lipper Large-Cap Core Funds Average (+14.23%), representing the average of similar funds.

This Fund’s enhanced-index investment style avoids large deviations in stock and sector positions from the S&P 500 Index weightings. Its performance is expected to be fairly close to the S&P 500 and not be driven by any single risk factor. Its small deviations from the S&P 500 weights (active positions) are determined by a quantitative investment model. For much of the period, the firm’s models have shown the prices of growth stocks (which have relatively high share prices as related to measures of inherent value such as book value and sales) to be less expensive than normal compared to value stocks. As a result, the Fund’s management overweighted growth stocks. This style emphasis had a significantly negative impact on the Fund’s return as growth stocks trailed value stocks over much of the reporting period. Moreover, the Fund emphasized certain positions in the technology and consumer cyclical sectors that performed poorly over the reporting period, particularly Cisco Systems, Dell, Target, Lowes, and Home Depot.

The Fund also had an emphasis on the larger firms within its universe because these, too, had been out of favor for some time and so were attractively valued by the manager’s investment process. This focus paid off, as stocks of the largest companies outperformed the overall market average. In addition, the market’s value bias dissipated and even reversed over the last third of the reporting period. The Fund, which stuck to its investment discipline, benefited from this reversal.

23

Your Fund’s Performance

Strategic Partners Equity Income Fund

Fund objective

The investment objective of the Strategic Partners Equity Income Fund is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	17.74%	N/A	25.21%
Class B3	16.84	N/A	22.52
Class C	16.88	34.43%	69.93
Class L2	17.47	37.86	77.36
Class M3	16.84	34.57	70.24
Class X	16.88	34.54	69.94
S&P 500 Index[4]	16.33	41.90	*
Russell 1000 Value Index[4]	21.46	73.43	**
Lipper Large-Cap Core Funds Avg.[4]	14.23	32.92	***

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	6.98%	N/A	5.70%
Class B3	7.15	N/A	6.13
Class C	11.17	6.14%	5.88
Class L2	6.25	5.42	5.68
Class M3	6.15	5.83	5.90
Class X	6.25	5.68	5.88
S&P 500 Index[4]	10.78	6.97	*
Russell 1000 Value Index[4]	14.62	10.73	**
Lipper Large-Cap Core Funds Avg.[4]	8.73	5.54	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

24

4See page 1 for a summary of definitions for the Fund’s benchmarks.

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 28.16% for Class A and Class B; and 62.89% for Class C, Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 9.03% for Class A and Class B; and 5.35% for Class C, Class L, Class M, and Class X.

**Russell 1000 Value Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 41.49% for Class A and Class B; and 100.82% for Class C, Class L, Class M, and Class X. Russell 1000 Value Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 13.42% for Class A and Class B; and 7.90% for Class C, Class L, Class M, and Class X.

***Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 23.52% for Class A and Class B; and 50.27% for Class C, Class L, Class M, and Class X. Lipper Large-Cap Core Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 7.41% for Class A and Class B; and 4.15% for Class C, Class L, Class M, and Class X.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
JP Morgan Chase & Co., Financial Services	3.6%
Bank of America Corp., Financial—Bank & Trust	3.4
Time Warner, Inc., Broadcasting	3.1
American International Group, Inc., Insurance	2.8
Citigroup, Inc., Financial Services	2.7

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Equity Income Fund’s Class A shares had a total return of 17.74%, compared with 16.33% for the S&P 500 Index and 21.46% for the Russell 1000® Value Index. It outperformed the Lipper Large-Cap Core Funds Average (+14.23%). Lipper places the Fund in its “Core” category on the basis of its analysis of the Fund’s holdings over a three-year period, which included a period when a portion of its assets were under a different asset manager. We think the Lipper Large-Cap Value funds Average (+17.73%) is a better comparison.

The Fund’s investment style is relative value. Such portfolios generally have valuations (share prices related to measures of intrinsic value) that fall somewhere between those of the core-style S&P 500 or Russell 1000® Indexes and that of the value-style Russell 1000® Value Index. Over this reporting period, the 10 percentage point advantage of value over growth in the Russell 1000® Index explains much of the Fund’s performance relative to various benchmarks and peer groups.

The Fund was co-managed by AllianceBernstein and T.Rowe Price, each investing approximately half of its assets. They have different substyles of relative value investing. Alliance favors stocks of larger capitalization, higher quality (lower debt, more predictable earnings) firms with less pronounced value characteristics than T. Rowe Price, which manages closer to a traditional value style. In this market, the more traditional value strategy had an advantage. T. Rowe Price performed in line with the high return of the Russell 1000® Value Index while Alliance underperformed, leading the overall Fund to underperform the Index. Nonetheless, both asset managers outperformed the style-neutral S&P 500 Index benchmark.

Positions in the specialty retail, truck/sea/air freight, and financial services industries detracted from the Fund’s performance, particularly a position in Home Depot (specialty retail). Home Depot’s shares, held by both sleeves, fell about 8% over the reporting period, making this top-20 position a substantial detractor from relative performance in the strongly upward-moving market. Two positions in the energy sector also detracted from relative performance. The Fund had below-Index exposure to ExxonMobil, which has the largest weighting in the Russell 1000® Index and returned almost 30% over the reporting period, and above-Index exposure to poor-performing Nabors Industries.

From a structural perspective, the Fund is normally slightly larger in average market capitalization than the Russell 1000® Value Index. After several years in which small-cap stocks outperformed large-cap stocks, the markets shifted during this reporting period. The Fund’s emphasis on the stocks of the larger firms in its market provided a slight lift relative to the Index.

25

Your Fund’s Performance

Strategic Partners Balanced Fund

Fund objective

The investment objective of the Strategic Partners Balanced Fund is to seek capital growth and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns[1] as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	10.93%	N/A	18.74%
Class B3	10.13	N/A	16.67
Class C	10.14	30.45%	55.54
Class L2	10.67	33.64	63.07
Class M3	10.06	30.45	55.54
Class X	9.99	30.27	55.32
Blended Index[4]	11.67	36.73	*
Lipper Mix-Asset Target Allocation Moderate Funds Avg.[4]	11.45	38.36	**

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	–0.22%	N/A	3.72%
Class B3	–0.10	N/A	4.28
Class C	3.91	5.42%	4.66
Class L2	–0.61	4.68	4.53
Class M3	–1.09	5.07	4.66
Class X	–1.09	4.91	4.65
Blended Index[4]	7.79	6.45	*
Lipper Mix-Asset Target Allocation Moderate Funds Avg.[4]	7.33	6.61	**

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4See page 1 for a summary of definitions for the Fund’s benchmarks.

26

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*Blended Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 19.48% for Class A and Class B; and 74.47% for Class C, Class L, Class M, and Class X. Blended Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 6.44% for Class A and Class B; and 6.01% for Class C, Class L, Class M, and Class X.

**Lipper Mix-Asset Target Allocation Moderate Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 19.84% for Class A and Class B; and 60.77% for Class C, Class L, Class M, and Class X. Lipper Balanced Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 6.57% for Class A and Class B; and 4.94% for Class C, Class L, Class M, and Class X. Lipper Inc. reclassified the Fund from the Lipper Balanced Funds Average into the Lipper Mixed-Asset Target Allocation Moderate Funds Average on April 18, 2006.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
Exxon Mobil Corp., Oil & Gas	3.1%
Citigroup, Inc., Financial Services	2.3
Federal National Mortgage Assoc., 6.50%, TBA, U.S. Government Agency Mortgage-Backed Securities	2.2
Federal National Mortgage Assoc., 6.00%, TBA, U.S. Government Agency Mortgage-Backed Securities	2.1
Bank of America Corp., Financial—Bank & Trust	1.8

Holdings reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Balanced Fund was managed by American Century Investment Management. Its Class A shares had a total return of 10.93%, compared with the 11.67% return of the Fund’s blended benchmark, made up of 60% stocks (S&P 500 Index, which gained 16.33%) and 40% bonds (Lehman Brothers Government Credit Index, which advanced 4.88%). The Fund slightly trailed the Lipper Mixed-Asset Target Allocation Moderate Funds Average (+11.45%). Underperformance of the blended benchmark was attributable to the Fund’s stock holdings and occurred primarily during the third quarter of 2006.

The Fund’s stocks are managed with a valuation-sensitive quantitative selection strategy. Deviations from the sector weightings of the S&P 500 Index are controlled, but individual positions may vary from the Index weightings. The Fund’s selections, particularly in the technology, financial, and consumer non-cyclical sectors, trailed the corresponding sectors of the Index. The largest detractors from relative performance included positions in Pilgrims Pride, Intel, First American, and Corus Bankshares.

Certain characteristics of the overall stock portfolio also hurt its performance. It had less exposure than the Index to larger-than-average companies (measured in market capitalization, i.e., the total market value of its outstanding stock). During this period, the stocks of the very largest firms (those with market capitalizations above $100 billion) narrowed the performance advantage that shares of smaller firms had held over the past five years. The Fund’s portfolio also was hurt by above-average momentum characteristics, stock price volatility, and growth prospects.

On the positive side, the Fund’s stock portfolio benefited from its sector and industry distribution. It was overweight compared with the Index in the very strong mining & metals industry and in the above-average oil services industry; it was underweight in the declining Internet industries and in the below-average banking group. However, some of this benefit was offset by the portfolio’s below-average exposure to the strong telecommunications services sector. The Fund’s heightened sensitivity to market movements added to its relative return in months when stock prices generally rose (November 2005, January 2006, August 2006, September 2006, and October 2006), but detracted in May 2006 when the market moved downward.

The Fund’s bond holdings added marginally to its performance. It was slightly less exposed to interest-rate movements than the Lehman Brothers Government Credit Index. The prices of outstanding bonds generally decline when yields rise and the portfolio was less affected when yields rose over much of the reporting period. The Fund was more exposed to the securitized sector (securities backed by hard assets and by mortgages), which yields an incremental spread over Treasury bonds. These spreads were relatively stable over the reporting period.

27

Your Fund’s Performance

Strategic Partners High Yield Bond Fund

Fund objective

The investment objective of the Strategic Partners High Yield Bond Fund is to seek a high level of current income and may also consider the potential for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A2	10.50%	N/A	19.13%
Class B3	9.53	N/A	16.90
Class C	9.53	48.79%	44.97
Class L2	10.07	52.73	52.04
Class M3	9.53	48.80	45.04
Class X	9.52	48.98	45.10
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[4]	9.67	63.31	*
Lehman Brothers U.S. Corporate High Yield Index[4]	10.31	63.05	**
Lipper High Current Yield Funds Avg.[4]	9.18	53.64	***

Average Annual Total Returns[5] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A2	2.83%	N/A	4.75%
Class B3	1.74	N/A	4.85
Class C	5.88	8.62%	3.99
Class L2	2.71	8.22	4.03
Class M3	0.75	8.33	3.98
Class X	0.58	8.15	3.97
Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index[4]	7.23	10.54	*
Lehman Brothers U.S. Corporate High Yield Index[4]	8.07	10.51	**
Lipper High Current Yield Funds Avg.[4]	6.69	9.11	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M and Class X shares are also closed to most new purchases (with the exception of reinvested dividends). Class L, Class M, and Class X shares are exchangeable only with Class L, Class M, and Class X shares, respectively, offered by the other Strategic Partners Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

2Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

3Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

4See page 1 for a summary of definitions for the Fund’s benchmarks.

28

5The average annual total returns do take into account applicable sales charges. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1.00%. Class L shares are subject to a 12b-1 fee of 0.50%.

*Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 20.29% for Class A and Class B; and 70.17% for Class C, Class L, Class M, and Class X. Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 7.09% for Class A and Class B; and 5.81% for Class C, Class L, Class M, and Class X.

**Lehman Brothers U.S. Corporate High Yield Index Closest Month-End to Inception cumulative total returns as of 10/31/06 are 21.38% for Class A and Class B; and 69.35% for Class C, Class L, Class M, and Class X. Lehman Brothers U.S. Corporate High Yield Index Closest Month-End to Inception average annual total returns as of 9/30/06 are 7.47% for Class A and Class B; and 5.76% for Class C, Class L, Class M, and Class X.

***Lipper High Current Yield Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/06 are 18.83% for Class A and Class B; and 49.57% for Class C, Class L, Class M, and Class X. Lipper High Current Yield Funds Average Closest Month-End to Inception average annual total returns as of 9/30/06 are 6.52% for Class A and Class B; and 4.15% for Class C, Class L, Class M, and Class X.

Five Largest Issues expressed as a percentage of net assets as of 10/31/06
TRAINS HY-1-2006, 144A, 7.55%, 05/01/16, Diversified	7.6%
DJ CDX HY 7 TI, Pass Through Certificates, 144A, Business Services	4.8
Ford Motor Credit Co., Notes, 7.875%, 06/15/10, Automotive-OEM	1.8
General Motors Acceptance Corp., Notes, 7.00%, 01/01/12, Automotive-OEM	1.7
Midwest Generation LLC, Sec’d. Notes, 8.75%, 05/01/34, Utilities-Electric	1.5

Issues reflect only long-term investments and are subject to change.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners High Yield Bond Fund Class A shares had a total return of 10.50% compared with 9.67% for the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index (the Index) and 10.31% for the Lehman Brothers U.S. Corporate High Yield Index. The Fund’s Class A shares also outperformed the 9.18% total return of the Lipper High Current Yield Funds Average. From November 1, 2005 through March 20, 2006, the Fund was subadvised by Goldman Sachs Asset Management LP, which was joined by PIMCO as a co-subadviser from March 20, 2006 though June 16, 2006. PIMCO became the Fund’s sole subadviser on June 16, 2006.

High yield corporate bonds (commonly called “junk” bonds) performed well, reflecting a decline in the default rate and generally favorable balance sheets and earnings of companies issuing debt securities rated below investment grade. High yield bonds also benefited from Federal Reserve decisions to leave short-term interest rates unchanged in August, September, and October after two years of steady rate increases. There was speculation in the financial markets that short-term rates might have to be cut in 2007 to stimulate growth. The expectation for lower short-term rates led investors to accept lower yields on bonds from time to time, which drove their prices higher as bond prices move inversely to interest rates.

For the 12-month reporting period, lower-quality, high yield bonds (CCC and B rating categories) outperformed those in the higher rated BB category. Investors sought lower-quality, high yield bonds for their relatively attractive yields and historically low default rates. While the Fund owned bonds rated BB, it benefited most from its emphasis on bonds in the single-B rating category. Another positive was the Fund’s exposure to emerging market bonds, which performed well as strong global economic growth continued and the credit quality of many developing nations improved.

Sector selection had a mixed impact on the Fund’s performance. Early in the reporting period, it benefited from a considerable exposure to bonds of companies in the packaging and paper sectors. Limited exposure to bonds of companies in the building, materials, and metals sectors helped returns in the second half of the reporting period when the commodities markets began to correct. In contrast, the Fund’s exposure early in the reporting period to the automotive sector, particularly auto parts manufacturers, detracted from its performance as the U.S. auto industry struggled with heightened competition from foreign auto companies.

29

Your Fund’s Performance

Strategic Partners Money Market Fund

Fund objective

The investment objectives of the Strategic Partners Money Market Fund are to seek high current income and maintain high levels of liquidity. There can be no assurance that the Fund will achieve its investment objectives.

Yields will fluctuate from time to time, and past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Fund Facts as of 10/31/06*
	One-Year Total Return	7-Day Current Yield	Net Asset Value (NAV)	Weighted Avg. Maturity (WAM)		Net Assets (Millions)
Class A	3.73%	4.26%	$1.00	57	Days	$3
Class C	2.90	3.38	1.00	57		8
Class D	3.41	3.88	1.00	57		10
Class L	3.41	3.88	1.00	57		13
Class M	2.90	3.39	1.00	57		41
Class X	2.90	3.38	1.00	57		9
Lipper Money Market Instrument Funds Avg.[1]	3.99	N/A	N/A	N/A		N/A

Source: Prudential Investments LLC and Lipper Inc. The one-year total return in the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

1See page 1 for a summary of definitions for the Fund’s benchmark.

*Class D and Class L shares are subject to a distribution and service (12b-1) fee of 0.50%. Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class A shares are subject to a 12b-1 fee of 0.125%.

Fund Manager’s Report

For the fiscal year ended October 31, 2006, the Strategic Partners Money Market Fund was subadvised by Prudential Fixed Income. Its Class L shares returned 3.41%, compared with a return of 3.99% for the Lipper Money Market Instrument Funds Average.

A trend toward higher short-term interest rates in the United States continued for most of the Fund’s fiscal year that began November 1, 2005. This reflected the latest effort by the Federal Reserve (the Fed) to curb economic growth and inflation by gradually increasing borrowing costs. Prior to the reporting period, the target for the federal funds rate on overnight loans between banks had already been raised 11 times. During the reporting period, Fed policymakers increased the target rate six more times in increments of a quarter percentage point, raising it from 3.75% to 5.25%. The timing of the Fed rate-committee meetings, which occur roughly every six weeks, continued to play a key role in Prudential Fixed Income’s investment strategy. Purchasing short-term debt securities that matured around the meeting dates allowed the manager to reinvest the proceeds at higher interest rates after monetary policy was tightened. Furthermore, the Fund held short-term variable-rate debt securities that also performed well when their interest rates periodically reset to higher levels based on formulas tied to London interbank offered rates.

Economic growth, which began to slow during the spring of 2006 as the housing sector weakened, continued to moderate during the summer. These developments, aided by a decline in energy prices, eased inflation concerns to the extent that Fed policymakers held short-term rates steady when they met in August, September, and October. Consequently, money market yields edged lower during the summer. We found attractive value in this market among bank certificates of deposit maturing in approximately one-year. Locking in yields on these investments made sense, particularly if the Fed had finished tightening monetary policy for this interest-rate cycle. Toward the end of the reporting period, the Fund invested in federal agency securities with maturities of one year that could be retired early (or called) by their issuers in six months if interest rates decline enough to warrant such a move. These callable debt securities provided attractive yields in order to compensate investors for the early maturity option.

30

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2006, at the beginning of the period, and held through the six-month period ended October 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

31

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners International Growth Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$999.40	1.93%	$9.73
	Hypothetical	$1,000.00	$1,015.48	1.93%	$9.80

Class B	Actual	$1,000.00	$995.80	2.68%	$13.48
	Hypothetical	$1,000.00	$1,011.70	2.68%	$13.59

Class C	Actual	$1,000.00	$995.80	2.68%	$13.48
	Hypothetical	$1,000.00	$1,011.70	2.68%	$13.59

Class L	Actual	$1,000.00	$998.80	2.18%	$10.98
	Hypothetical	$1,000.00	$1,014.22	2.18%	$11.07

Class M	Actual	$1,000.00	$995.80	2.68%	$13.48
	Hypothetical	$1,000.00	$1,011.70	2.68%	$13.59

Class X	Actual	$1,000.00	$995.80	2.68%	$13.48
	Hypothetical	$1,000.00	$1,011.70	2.68%	$13.59

Strategic Partners Small Cap Growth Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$928.40	1.64%	$7.97
	Hypothetical	$1,000.00	$1,016.94	1.64%	$8.34

Class B	Actual	$1,000.00	$924.80	2.39%	$11.60
	Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13

Class C	Actual	$1,000.00	$923.70	2.39%	$11.59
	Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13

Class L	Actual	$1,000.00	$927.80	1.89%	$9.18
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class M	Actual	$1,000.00	$923.70	2.39%	$11.59
	Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13

Class X	Actual	$1,000.00	$923.90	2.39%	$11.59
	Hypothetical	$1,000.00	$1,013.16	2.39%	$12.13

32

Strategic Partners Mid Cap Growth Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$959.50	1.75%	$8.64
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89

Class B	Actual	$1,000.00	$956.30	2.50%	$12.33
	Hypothetical	$1,000.00	$1,012.60	2.50%	$12.68

Class C	Actual	$1,000.00	$956.00	2.50%	$12.33
	Hypothetical	$1,000.00	$1,012.60	2.50%	$12.68

Class L	Actual	$1,000.00	$959.10	2.00%	$9.88
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class M	Actual	$1,000.00	$956.10	2.50%	$12.33
	Hypothetical	$1,000.00	$1,012.60	2.50%	$12.68

Class X	Actual	$1,000.00	$956.00	2.50%	$12.33
	Hypothetical	$1,000.00	$1,012.60	2.50%	$12.68

Strategic Partners Mid Cap Value Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$976.50	1.45%	$7.22
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class B	Actual	$1,000.00	$972.30	2.20%	$10.94
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class C	Actual	$1,000.00	$972.80	2.20%	$10.94
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class L	Actual	$1,000.00	$975.20	1.70%	$8.46
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64

Class M	Actual	$1,000.00	$972.80	2.20%	$10.94
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class X	Actual	$1,000.00	$975.20	1.20%	$5.97
	Hypothetical	$1,000.00	$1,016.64	1.20%	$6.10

Class Z	Actual	$1,000.00	$977.60	1.20%	$5.98
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

33

Fees and Expenses (continued)

Strategic Partners Capital Growth Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$988.00	1.45%	$7.27
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class B	Actual	$1,000.00	$984.30	2.20%	$11.00
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class C	Actual	$1,000.00	$984.20	2.20%	$11.00
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class L	Actual	$1,000.00	$986.70	1.70%	$8.51
	Hypothetical	$1,000.00	$1,016.64	1.70%	$8.64

Class M	Actual	$1,000.00	$984.90	2.20%	$11.01
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class X	Actual	$1,000.00	$984.20	2.20%	$11.00
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Strategic Partners Concentrated Growth Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,010.00	1.50%	$7.60
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class B	Actual	$1,000.00	$1,005.40	2.25%	$11.37
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class C	Actual	$1,000.00	$1,005.40	2.25%	$11.37
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class L	Actual	$1,000.00	$1,008.50	1.75%	$8.86
	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89

Class M	Actual	$1,000.00	$1,006.30	2.25%	$11.38
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class X	Actual	$1,000.00	$1,005.40	2.25%	$11.37
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

34

Strategic Partners Core Value Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,062.80	1.53%	$7.96
	Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78

Class B	Actual	$1,000.00	$1,059.30	2.28%	$11.83
	Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57

Class C	Actual	$1,000.00	$1,058.60	2.28%	$11.83
	Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57

Class L	Actual	$1,000.00	$1,061.40	1.78%	$9.25
	Hypothetical	$1,000.00	$1,016.23	1.78%	$9.05

Class M	Actual	$1,000.00	$1,058.60	2.28%	$11.83
	Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57

Class X	Actual	$1,000.00	$1,058.60	2.28%	$11.83
	Hypothetical	$1,000.00	$1,013.71	2.28%	$11.57

Strategic Partners Large Cap Core Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,052.30	1.26%	$6.52
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

Class B	Actual	$1,000.00	$1,048.70	2.01%	$10.38
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class C	Actual	$1,000.00	$1,047.70	2.01%	$10.37
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class L	Actual	$1,000.00	$1,051.50	1.51%	$7.81
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class M	Actual	$1,000.00	$1,047.70	2.01%	$10.37
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class X	Actual	$1,000.00	$1,047.90	2.01%	$10.38
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

35

Fees and Expenses (continued)

Strategic Partners Equity Income Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,068.90	1.40%	$7.30
	Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12

Class B	Actual	$1,000.00	$1,065.00	2.15%	$11.19
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class C	Actual	$1,000.00	$1,064.40	2.15%	$11.19
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class L	Actual	$1,000.00	$1,067.20	1.65%	$8.60
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class M	Actual	$1,000.00	$1,065.00	2.15%	$11.19
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class X	Actual	$1,000.00	$1,065.10	2.15%	$11.19
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Strategic Partners Balanced Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,047.00	1.40%	$7.22
	Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12

Class B	Actual	$1,000.00	$1,042.50	2.15%	$11.07
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class C	Actual	$1,000.00	$1,042.60	2.15%	$11.07
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class L	Actual	$1,000.00	$1,045.00	1.65%	$8.50
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class M	Actual	$1,000.00	$1,042.60	2.15%	$11.07
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

Class X	Actual	$1,000.00	$1,041.90	2.15%	$11.07
	Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92

36

Strategic Partners High Yield Bond Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,045.30	1.26%	$6.50
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

Class B	Actual	$1,000.00	$1,041.40	2.01%	$10.34
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class C	Actual	$1,000.00	$1,039.90	2.01%	$10.33
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class L	Actual	$1,000.00	$1,044.00	1.51%	$7.78
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class M	Actual	$1,000.00	$1,041.40	2.01%	$10.34
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class X	Actual	$1,000.00	$1,041.40	2.01%	$10.34
	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Strategic Partners Money Market Fund		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,021.00	1.13%	$5.76
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

Class C	Actual	$1,000.00	$1,016.50	2.00%	$10.17
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class D	Actual	$1,000.00	$1,019.00	1.50%	$7.63
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class L	Actual	$1,000.00	$1,019.00	1.50%	$7.63
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class M	Actual	$1,000.00	$1,016.50	2.00%	$10.17
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16

Class X	Actual	$1,000.00	$1,016.50	2.00%	$10.17
	Hypothetical	$1,000.00	$1,015.12	2.00%	$10.16
* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2006 (to reflect the six-month period).

37

Strategic Partners International Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 101.5%
Common Stocks — 100.9%
Australia — 1.7%
Allco Finance Group Ltd.	101,700	$874,925
Macquarie Bank Ltd.	57,549	3,322,166

		4,197,091

Austria — 1.5%
Erste Bank der Oesterreichischen Sparkassen AG	31,940	2,174,827
Raiffeisen International Bank Holding AG	13,000	1,487,473

		3,662,300

Brazil — 2.0%
Companhia de Concessoes Rodviarias (CCR)	84,000	897,072
Gol-Linhas Aereas Inteligentes SA(a)	35,900	1,118,285
Localiza Rent A Car SA	17,700	440,537
Natura Cosmeticos SA	94,000	1,294,887
Petroleo Brasileiro SA	55,400	1,112,398

		4,863,179

Canada — 3.6%
Cameco Corp.	52,700	1,853,734
Manulife Financial Corp.	115,600	3,757,425
Shoppers Drug Mart Corp.	26,200	1,067,178
Suncor Energy, Inc.	28,700	2,204,350

		8,882,687

Chile — 0.6%
Cescosud SA, ADR, 144A	33,500	1,434,209

China — 0.8%
Ctrip.com International Ltd., ADR	19,400	950,600
Focus Media Holding Ltd., ADR*	18,000	952,020

		1,902,620

Colombia — 0.4%
Bancolombia SA, ADR	35,800	1,094,406

France — 15.4%
BNP Paribas	56,520	6,214,596
Cap Gemini SA	32,900	1,868,579
Essilor International SA	24,200	2,538,883
Eurazeo	15,715	2,005,718
Groupe Danone	44,000	6,446,886
Iliad SA	10,100	862,388
L’Oreal SA	71,600	6,963,434
LVMH Moet Hennessy Louis Vuitton SA	42,200	4,397,685
Veolia Environnement	60,700	3,716,326
Vinci SA	24,400	2,748,274

		37,762,769

Germany — 3.7%
Bijou Brigitte Modische Accessoires AG	2,100	434,200
Celesio AG	26,300	1,356,103
E.ON AG	33,400	4,007,096
Qiagen NV*	76,300	1,204,619
SAP AG	10,050	1,999,456

		9,001,474

Greece — 1.7%
Coca-Cola Hellenic Bottling Co. SA	46,100	1,506,248
EFG Eurobank Ergasias SA	3,448	114,682
National Bank of Greece SA	56,660	2,571,543

		4,192,473

Hong Kong — 4.4%
China Life Insurance Co. Ltd.	1,641,000	3,456,203
Esprit Holdings Ltd.	247,700	2,398,268
Foxconn International Holding Ltd.*	461,000	1,532,280
Hopson Development	220,000	479,195
Li & Fung Ltd.	1,107,500	2,897,910

		10,763,856

India — 4.3%
Bharat Heavy Electricals Ltd.	31,700	1,703,690
Bharti Airtel Ltd.*	113,400	1,335,214
HDFC Bank Ltd.	89,200	1,990,014
Housing Development Finance Corp. Ltd.	58,400	1,898,551
Infosys Technologies Ltd., ADR	52,900	2,756,090
Suzlon Energy Ltd.	34,000	987,684

		10,671,243

Ireland — 1.4%
Anglo Irish Bank Corp. PLC	145,784	2,614,217
IAWS Group PLC	32,500	715,530

		3,329,747

Italy — 3.4%
Luxottica Group SpA	143,900	4,475,811
Saipem SpA	166,800	3,934,173

		8,409,984

Japan — 13.1%
Aeon Mall Co. Ltd.	25,500	1,345,261

Strategic Partners International Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Chiyoda Corp.	33,000	$598,179
Denso Corp.	127,800	4,873,567
Honeys Co., Ltd.	15,700	732,948
Hoya Corp.	59,400	2,295,652
Keyence Corp.	10,290	2,278,748
KK DaVinci Advisors*	675	738,746
Komatsu Ltd.	127,000	2,291,223
MISUMI Corp.	11,900	208,076
Mitsubishi UFG Financial Group, Inc.	487	6,121,072
ORIX Corp.	24,500	6,902,441
Sharp Corp.	135,000	2,406,695
Yamada Denki Co. Ltd.	12,960	1,289,850

		32,082,458

Mexico — 3.0%
America Movil SA de CV (Class L Stock)	1,681,900	3,596,844
Wal-Mart de Mexico SA de CV (Class V Stock)	1,048,500	3,646,143

		7,242,987

Netherlands — 0.7%
TomTom NV*	42,100	1,778,548

Singapore — 1.8%
Capitaland Ltd.	1,265,000	4,428,475

South Africa — 0.5%
Naspers Ltd. (Class N Stock)	24,200	437,925
Sasol Ltd.	24,100	827,080

		1,265,005

South Korea — 0.8%
Samsung Electronics Co. Ltd.	2,970	1,925,890

Spain — 1.8%
Industria de Diseno Textil SA	91,600	4,379,441

Sweden — 1.5%
Ericsson, (L.M.) Telefonaktiebolaget (Class B Stock)	750,000	2,845,315
Modern Times Group AB (Class B Stock)*	13,900	800,620

		3,645,935

Switzerland — 9.9%
ABB Ltd.	346,600	5,154,214
EFG International*	40,100	1,313,512
Kuehne & Nagel International AG	27,600	1,896,869
Nobel Biocare Holding AG*	4,600	1,259,033
Roche Holding AG	35,650	6,238,499
SGS SA*	1,810	1,921,957
UBS AG	111,220	6,642,535

		24,426,619

Taiwan — 2.3%
High Tech Computer Corp.	77,400	1,919,730
Hon Hai Precision Industry Co. Ltd.	587,221	3,804,468

		5,724,198

United Kingdom — 20.6%
AstraZeneca PLC	96,400	5,696,873
BG Group PLC	439,670	5,833,136
Cairn Energy PLC*	43,200	1,446,235
Carphone Warehouse Group	192,000	1,038,323
HBOS PLC	317,300	6,579,271
Man Group PLC	291,700	2,715,404
Northern Rock PLC	144,600	3,301,723
Reckitt Benckiser PLC	133,710	5,817,914
Rolls-Royce Group PLC (Class B Stock)	21,689,700	42,409
Rolls-Royce Group PLC*	582,900	5,223,228
Rotork PLC	54,200	811,609
Standard Chartered PLC	110,600	3,111,897
Tesco PLC	875,800	6,573,971
Tullow Oil PLC	91,700	681,326
Vedanta Resources PLC	62,500	1,743,033

		50,616,352

Total Common Stocks (Cost $179,568,190)		247,683,946

Preferred Stocks — 0.6%
Brazil — 0.6%
Banco Itau Holding Financeira SA 2.10% (cost $494,513)	49,600	1,632,874

Total Long-Term Investments (Cost $180,062,703)		249,316,820

Short-Term Investment — 1.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $3,309,949; includes $1,109,159 of cash collateral for securities on loan)(b)(w)	3,309,949	3,309,949

Total Investments — 102.9% (Cost $183,372,652; Note 5)		252,626,769
Liabilities in Excess of Other Assets — (2.9)%		(7,074,694)

NET ASSETS — 100.0%		$245,552,075

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $1,076,014; cash collateral of $1,109,159 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Financial Services	12.4%
Diversified Operations	8.8
Banks	7.8
Retail & Merchandising	6.0
Oil & Gas	5.9
Food	5.9
Financial - Bank & Trust	5.6
Pharmaceuticals	5.4
Electronics	5.1
Utilities	3.1
Insurance	2.9
Consumer Products & Services	2.9
Automotive Parts	2.6
Telecommunications	2.6
Real Estate Investment Trust	2.6
Automobile Manufacturers	2.1
Computer Services & Software	1.9
Healthcare Products	1.5
Software	1.5
Building & Construction	1.5
Media	1.4
Affiliated Money Market Mutual Fund (0.5% represents investments purchased with collateral received from securities on loan)	1.4
Wireless Telecommunication Service	1.2
Industrial Products	1.1
Machinery & Equipment	1.1
Machinery	0.9
Computers	0.8
Transportation	0.8
Commercial Services	0.7
Telecommunications Equipment	0.6
Beverages	0.6
Financial - Brokerage	0.6
Personal Products	0.5
Biotechnology	0.5
Airlines	0.5
Business Services	0.4
Internet	0.4
Clothing & Apparel	0.3
Construction	0.3
Energy - Exploration & Production	0.3
Construction and Engineering	0.3
Metal Fabrication/Hardware	0.1

102.9%
Liabilities in Excess of Other Assets	(2.9)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 95.4%
COMMON STOCKS
Advertising — 0.4%
Marchex, Inc. (Class B Stock)(a)	25,310	$358,896

Aerospace — 1.8%
AAR Corp.*(a)	31,679	824,921
Be Aerospace, Inc.*	18,590	469,955
Heico Corp.(a)	8,330	302,213

		1,597,089

Apparel Manufacturers — 0.6%
Carter’s, Inc.*	20,120	567,988

Auto Related — 0.4%
Keystone Automotive Industries, Inc.*	10,230	393,446

Automobile Manufacturers — 0.7%
A.S.V., Inc.(a)	43,236	631,678

Automotive Parts — 0.4%
CSK Auto Corp.*	22,300	347,880

Beverages — 0.4%
Hansen Natural Corp.*	11,770	373,697

Biotechnology — 1.5%
Cambrex Corp.	37,058	867,157
Illumina, Inc.*(a)	10,143	445,886

		1,313,043

Building Materials — 0.5%
Genlyte Group, Inc.*	5,850	451,971

Business Services — 0.5%
Ctrip.com International Ltd., ADR (China)(a)	6,970	341,530
Harbor Florida Bancshares, Inc.	2,200	99,902

		441,432

Clothing & Apparel — 0.6%
Iconix Brand Group, Inc.*(a)	29,380	547,643

Commercial Services — 7.8%
Arbitron, Inc.	7,600	319,200
Barrett Business Services*	29,030	620,081
Concur Technologies, Inc.*(a)	30,280	482,663
CRA International, Inc.*	19,548	993,625
FirstService Corp.*	33,350	798,399
Healthspring, Inc.*	21,720	437,441
HMS Holding Corp.*	14,400	197,856
ICT Group, Inc.*	9,901	313,862
Kenexa Corp.*	6,120	196,636
Korn/Ferry International*	19,750	436,672
Rollins, Inc.	30,080	650,931
Steiner Leisure Ltd.*	13,200	602,448
Team, Inc.*(a)	20,490	653,836
TeleTech Holdings, Inc.*	12,100	234,861

		6,938,511

Computer Hardware — 0.2%
Par Technology Corp.*	16,888	137,468

Computer Networking — 0.5%
Atheros Communications, Inc.*(a)	19,890	432,210

Computer Services & Software — 4.4%
Advent Software, Inc.*(a)	11,370	420,917
American Reprographics Co.*	10,370	368,135
Computer Programs & Systems, Inc.	8,850	302,670
Equinix, Inc.*	7,050	482,220
Hyperion Solutions Corp.*(a)	19,047	712,358
Informatica Corp.*	57,435	711,620
Mantech International Corp. (Class A Stock)*	9,250	315,055
The9 Ltd., ADR (China)*(a)	26,010	614,096

		3,927,071

Construction — 0.8%
Shaw Group, Inc.*(a)	27,331	725,911

Consumer Products & Services — 0.8%
Central Garden & Pet Co.*	14,930	746,052

Distribution/Wholesale — 0.5%
MWI Veterinary Supply, Inc.*	12,660	424,237

Education — 0.2%
Blackboard, Inc.*(a)	7,900	218,909

Electronic Components — 1.1%
IXYS Corp.*	19,450	196,639
Trimble Navigation Ltd.*	17,199	794,938

		991,577

Electronics — 2.4%
Coherent, Inc.*(a)	26,289	847,294
Rogers Corp.*	10,837	758,265
SRS Labs, Inc.*	80,990	511,047

		2,116,606

Entertainment & Leisure — 2.4%
Century Casinos, Inc.*	59,500	614,635
Life Time Fitness, Inc.*(a)	9,170	472,530
Pinnacle Entertainment, Inc.*	6,300	190,638
Scientific Games Corp. (Class A Stock)*	30,060	842,582

		2,120,385

	Shares	Value (Note 2)
Financial — Bank & Trust — 2.5%
Glacier Bancorp, Inc.	10,500	$366,660
PrivateBancorp, Inc.	6,870	282,151
Texas Capital Banshares, Inc.*	45,355	908,914
Wintrust Financial Corp.(a)	14,585	703,872

		2,261,597

Financial — Brokerage — 1.6%
Cohen & Steers, Inc.	26,055	908,798
TradeStaion Group, Inc.*	33,260	520,519

		1,429,317

Financial Services — 7.2%
Digital Insight Corp.*	40,187	1,236,956
Financial Federal Corp.(a)	24,758	681,340
First Mercury Financial Corp.*	14,150	292,905
Greenhill & Co., Inc.(a)	5,160	350,570
International Securities Exchange Holdings, Inc.	6,660	341,991
Investment Technology Group, Inc.*	15,240	711,708
optionsEpress Holdings, Inc.	16,430	510,645
Portfolio Recovery Associates, Inc.*(a)	16,260	758,041
Valueclick, Inc.*(a)	81,235	1,527,218

		6,411,374

Food & Staples Retailing — 0.5%
SunOpta, Inc.*(a)	42,530	418,920

Gaming — 1.2%
Shuffle Master, Inc.*(a)	38,788	1,085,288

Healthcare Equipment & Supplies — 0.5%
Cutera, Inc.*	15,510	441,880

Healthcare Services — 2.8%
AMN Healthcare Services, Inc.*(a)	17,260	436,505
Connectics Corp.*	14,250	242,820
Five Star Quality Care, Inc.*(a)	73,090	753,558
Healthways, Inc.*(a)	6,850	290,098
Solexa, Inc.*(a)	47,520	486,605
United Surgical Partners International, Inc.*	9,750	241,995

		2,451,581

Healthcare-Products — 6.2%
Inverness Medical Innovations, Inc.*(a)	32,668	1,231,257
Kensey Nash Corp.*	20,917	636,086
NuVasive, Inc.*	32,205	757,140
Orthovita, Inc.*	108,910	401,878
PolyMedica Corp.	16,200	673,110
PSS World Medical, Inc.*	26,698	537,164
Spectranetics Corp.*	57,060	708,685
Vital Signs, Inc.	9,790	551,764

		5,497,084

Insurance — 1.7%
Amerisafe, Inc.*	58,643	730,692
Navigators Group, Inc.*	10,120	476,348
Security Capital Assurance Ltd.*	12,900	325,080

		1,532,120

Internet Services — 2.7%
CNET Networks, Inc.*	4,250	37,995
DealerTrack Holdings, Inc.*	15,610	397,899
J2 Global Communications, Inc.*(a)	21,852	599,619
Nutri/System, Inc.*(a)	10,120	624,202
Online Resources Corp.*	59,859	626,125
TIBCO Software, Inc.*	10,700	98,975

		2,384,815

Machinery — 6.6%
Avocent Corp.*	22,775	836,070
Flow International Corp.*(a)	42,780	503,948
Franklin Electric Co., Inc.	6,800	366,792
Gardner Denver, Inc.*	28,818	979,524
IDEX Corp.	11,467	537,802
Intermec, Inc.*	38,996	881,310
JLG Industries, Inc.	21,900	605,535
Kennametal, Inc.	12,775	788,345
Regal-Beloit Corp.(a)	6,690	330,821

		5,830,147

Medical Supplies & Equipment — 4.5%
Angiodynamics, Inc.*	21,970	475,651
Arthrocare Corp.*(a)	7,630	308,328
Kyphon, Inc.*(a)	13,250	523,375
Mentor Corp.	26,231	1,227,611
Micrus Endovascular Corp.*	23,800	318,920
NovaMed, Inc.*	44,200	338,130
Resmed, Inc.*(a)	13,580	597,384
Staar Surgical Co.*	24,800	206,336
Volcano Corp.*	2,400	38,088

		4,033,823

Miscellaneous Manufacturers — 0.5%
American Railcar Industries, Inc.	14,530	448,977

Strategic Partners Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Office Equipment — 1.0%
Global Imaging Systems, Inc.*	39,315	$855,888

Oil & Gas Exploration/Production — 0.4%
Core Laboratories NV*	5,200	379,028

Oil, Gas & Consumable Fuels — 6.3%
Berry Petroleum Co. (Class A Stock)	7,300	217,905
Cabot Oil & Gas Corp.	7,675	406,084
Comstock Resources, Inc.*	11,650	325,035
Frontier Oil Corp.	20,600	605,640
Hydril Co.*	12,556	753,988
Lufkin Industries, Inc.	5,600	337,904
Oil States International, Inc.*(a)	33,192	963,896
Parker Drilling Co.*	6,000	49,140
St. Mary Land & Exploration Co.	10,850	404,597
Superior Energy Services, Inc.*	49,301	1,543,121

		5,607,310

Personnel Services — 0.6%
Administaff, Inc.	6,500	223,925
Labor Ready, Inc.*	15,350	268,778

		492,703

Pharmaceuticals — 4.3%
American Medical Systems Holdings, Inc.*(a)	113,254	2,017,054
HealthExtras, Inc.*(a)	28,506	656,493
Integra LifeSciences Holdings Corp.*	23,901	882,664
LeMaitre Vascular, Inc.*	44,800	271,040

		3,827,251

Real Estate Investment Trusts — 1.9%
Highland Hospitality Corp.	48,815	674,623
KKR Financial Corp.(a)	24,140	647,676
RADvision Ltd.*	20,150	386,276

		1,708,575

Registered Investment Companies — 1.4%
Ishares Russell 2000 Growth Index Fund(a)	15,800	1,217,706

Retail & Merchandising — 4.1%
Cache, Inc.*	38,220	819,819
GameStop Corp. (Class B Stock)*	9,200	457,700
Hibbett Sporting Goods, Inc.*	10,575	309,213
JOS. A. Bank Clothiers, Inc.*(a)	18,321	543,950
Select Comfort Corp.*(a)	22,350	477,843
Stein Mart, Inc.	3,700	60,569
Tractor Supply Co.*(a)	20,218	978,956

		3,648,050

Semiconductors — 2.6%
Aeroflex, Inc.*	83,617	903,064
Cymer, Inc.*	8,900	412,337
Emulex Corp.*	14,700	276,360
Sillicon Motion Technol ADR (Cayman Islands)*	19,600	301,252
Volterra Semiconductor Corp.*(a)	25,290	436,505

		2,329,518

Software — 0.6%
Omniture, Inc.*(a)	55,100	500,308

Telecommunications — 3.2%
CommScope, Inc.*(a)	10,910	348,138
Dril-Quip, Inc.*	36,016	1,418,310
NeuStar, Inc. (Class B Stock)*	23,079	674,369
Time Warner Telecom, Inc. (Class A Stock)*(a)	20,000	398,800

		2,839,617

Transportation — 1.6%
Forward Air Corp.	21,305	691,773
Kirby Corp.*(a)	8,700	304,761
Knight Transportation, Inc.	23,250	423,615

		1,420,149

Total Long-Term Investments (Cost $74,175,538)		84,856,726

Short-Term Investment — 34.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $30,717,460; includes $27,689,120 of cash collateral for securities on loan)(b)(w)	30,717,460	30,717,460

Total Investments — 129.9% (Cost $104,892,998; Note 5)		115,574,186
Liabilities in Excess of Other Assets — (29.9)%		(26,604,566)

NET ASSETS — 100.0%		$88,969,620

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $26,193,329; cash collateral of $27,689,120 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (31.1% represents investments purchased with collateral received from securities on loan)	34.5%
Commercial Services	7.8
Financial Services	7.2
Machinery	6.6
Oil, Gas & Consumable Fuels	6.3
Healthcare-Products	6.2
Medical Supplies & Equipment	4.5
Computer Services & Software	4.4
Pharmaceuticals	4.3
Retail & Merchandising	4.1
Telecommunications	3.2
Healthcare Services	2.8
Internet Services	2.7
Semiconductors	2.6
Financial - Bank & Trust	2.5
Entertainment & Leisure	2.4
Electronics	2.4
Real Estate Investment Trusts	1.9
Aerospace	1.8
Insurance	1.7
Financial - Brokerage	1.6
Transportation	1.6
Biotechnology	1.5
Registered Investment Companies	1.4
Gaming	1.2
Electronic Components	1.1
Office Equipment	1.0
Consumer Products & Services	0.8
Construction	0.8
Automobile Manufacturers	0.7
Apparel Manufacturers	0.6
Clothing & Apparel	0.6
Software	0.6
Personnel Services	0.6
Building Materials	0.5
Miscellaneous Manufacturers	0.5
Healthcare Equipment & Supplies	0.5
Business Services	0.5
Computer Networking	0.5
Distribution/Wholesale	0.5
Food & Staples Retailing	0.5
Auto Related	0.4
Oil & Gas Exploration/Production	0.4
Beverages	0.4
Advertising	0.4
Automotive Parts	0.4
Education	0.2
Computer Hardware	0.2

129.9%
Liabilities in Excess of Other Assets	(29.9)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 100.6%
Common Stocks
Advertising — 0.7%
Lamar Advertising Co.*(a)	13,750	$793,100

Aerospace & Defense — 1.9%
Alliant Techsystems, Inc.*(a)	26,784	2,067,993

Audio & Visual Equipment — 2.6%
Harman International Industries, Inc.(a)	26,600	2,722,510

Auto Parts & Related — 3.5%
Advance Auto Parts, Inc.	53,000	1,856,060
Gentex Corp.	118,100	1,878,971

		3,735,031

Banks — 1.5%
Commerce Bancorp, Inc.(a)	19,300	673,956
TCF Financial Corp.	33,700	877,211

		1,551,167

Beverages — 2.5%
Fortune Brands, Inc.	34,800	2,677,860

Biotechnology — 1.7%
MedImmune, Inc.*(a)	56,500	1,810,260

Business Software and Services — 2.3%
Cognizant Technology Solutions Corp.*	32,600	2,454,128

Commercial Services — 3.2%
Alliance Data Systems Corp.*	23,800	1,445,136
Iron Mountain, Inc.*	33,037	1,432,815
Suntech Power Holdings Co. Ltd., ADR (Cayman Islands)*(a)	21,700	564,200

		3,442,151

Computer Services — 4.2%
Ceridian Corp.*	86,600	2,041,162
Checkfree Corp.*(a)	62,200	2,455,656

		4,496,818

Computer Software — 5.8%
Activision, Inc.*	166,933	2,574,107
Cogent, Inc.*(a)	71,444	821,606
Electronic Arts, Inc.*	8,600	454,854
NAVTEQ Corp.*	70,400	2,337,280

		6,187,847

Consumer Products & Services — 2.3%
VCA Antech, Inc.*	23,000	744,510
Weight Watchers International, Inc.	38,700	1,687,320

		2,431,830

Distribution/Wholesale — 2.6%
Grainger, (W.W.), Inc.	37,840	2,753,995

Drugs & Medicine — 0.3%
OSI Pharmaceuticals, Inc.*(a)	8,000	306,240

Electronic Components & Equipment — 3.0%
Dresser-Rand Group, Inc.*	64,400	1,396,836
Jabil Circuit, Inc.	64,200	1,843,182

		3,240,018

Financial – Consumer — 1.7%
Legg Mason, Inc.(a)	20,200	1,818,404

Food — 1.4%
The Hershey Co.(a)	28,900	1,529,099

Gaming/Lodging — 1.7%
Harrah’s Entertainment, Inc.	7,075	525,885
Hilton Hotels Corp.	44,700	1,292,724

		1,818,609

Healthcare Services and Equipments — 3.2%
Charles River Laboratories International, Inc.*(a)	58,925	2,529,061
Covance, Inc.*	15,800	924,300

		3,453,361

Insurance — 1.6%
Willis Group Holdings Ltd. (United Kingdom)	45,175	1,718,005

Internet Services — 1.3%
CNET Networks, Inc.*	160,400	1,433,976

Manufacturing — 4.2%
American Standard Cos., Inc.	47,170	2,089,159
Rockwell Automation, Inc.	38,800	2,405,600

		4,494,759

Media — 3.4%
Cablevision Systems New York Group (Class A Stock)	31,000	861,490
Entravision Communications Corp. (Class A Stock)*	214,825	1,576,816
XM Satellite Radio Holdings, Inc. (Class A Stock)*(a)	101,000	1,177,660

		3,615,966

	Shares	Value (Note 2)
Medical Products & Supplies — 7.0%
Bard (C.R.), Inc.	23,600	$1,934,256
Fisher Scientific International, Inc.*	15,376	1,316,493
St. Jude Medical, Inc.*	70,000	2,404,500
Zimmer Holdings, Inc.*	24,700	1,778,647

		7,433,896

Networking/Telecommunications Equipment — 4.6%
Amphenol Corp.	42,000	2,851,800
Research In Motion Ltd.*(a)	17,500	2,055,900

		4,907,700

Oil & Gas — 2.4%
Newfield Exploration Co.*	41,100	1,676,469
Quicksilver Resources, Inc.*(a)	26,500	908,420

		2,584,889

Oil Well Services & Equipment — 8.5%
Cameron International Corp.*	57,900	2,900,790
Grant Prideco, Inc.*	37,100	1,401,267
Smith International, Inc.(a)	63,650	2,512,902
Weatherford International Ltd.	55,500	2,279,940

		9,094,899

Pharmaceuticals — 1.7%
Celgene Corp.*(a)	34,500	1,843,680

Retail — 8.2%
Chico’s FAS, Inc.*(a)	92,250	2,207,542
Coach, Inc.*	63,900	2,532,996
Urban Outfitters, Inc.*(a)	69,000	1,207,500
Williams-Sonoma, Inc.	81,085	2,757,701

		8,705,739

Semiconductors — 3.2%
Advanced Micro Devices, Inc.*	26,000	553,020
Linear Technology Corp.	78,800	2,452,256
Marvell Technology Group Ltd. (Bermuda)*	21,400	391,192

		3,396,468

Semiconductors/Semi-Cap Equipment — 4.0%
FormFactor, Inc.*(a)	56,700	2,164,806
Tessera Technologies, Inc.*(a)	58,857	2,054,698

		4,219,504

Telecommunications — 4.4%
American Tower Corp. (Class A Stock)*	32,400	1,167,048
Crown Castle International Corp.*(a)	59,950	2,017,317
Neustar, Inc. (Class A Stock)*(a)	49,800	1,455,156

		4,639,521

Total Long-Term Investments (Cost $93,323,970)		107,379,423

SHORT-TERM INVESTMENT — 29.9%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $31,863,251; includes $31,863,251 of cash collateral for securities on loan)(b)(w)	31,863,251	31,863,251

Total Investments — 130.5% (Cost $125,187,221; Note 5)		139,242,674
Liabilities in Excess of Other Assets — (30.5)%		(32,543,782)

NET ASSETS — 100.0%		$106,698,892

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $30,718,873; cash collateral of $31,863,251 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Strategic Partners Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (29.9% represents investments purchased with collateral received from securities on loan)	29.9%
Retail	8.2
Medical Products & Supplies	7.0
Oil Well Services & Equipment	6.4
Computer Software	5.8
Networking/Telecommunications Equipment	4.6
Telecommunications	4.4
Computer Services	4.2
Manufacturing	4.2
Semiconductors/Semi-Cap Equipment	4.0
Auto Parts & Related	3.5
Media	3.4
Healthcare Services and Equipments	3.2
Commercial Services	3.2
Semiconductors	2.7
Distribution/Wholesale	2.6
Audio & Visual Equipment	2.6
Beverages	2.5
Oil & Gas	2.4
Business Software and Services	2.3
Consumer Products & Services	2.3
Oil, Gas & Consumable Fuels	2.1
Aerospace & Defense	1.9
Pharmaceuticals	1.7
Electronic Equipment & Instruments	1.7
Financial - Brokerage	1.7
Biotechnology	1.7
Insurance	1.6
Banks	1.5
Food	1.4
Internet Services	1.3
Electronic Components & Equipment	1.3
Hotels, Restaurants & Leisure	1.2
Advertising	0.7
Semiconductors & Semiconductor Equipment	0.5
Gaming/Lodging	0.5
Drugs & Medicine	0.3

130.5%
Liabilities in Excess of Other Assets	(30.5)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Mid-Cap Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 99.6%
COMMON STOCKS
Aerospace — 0.9%
Empresa Brasileira de Aeronautica SA, ADR (Brazil)(a)	75,900	$3,159,717

Automotive Parts — 1.8%
Advance Auto Parts, Inc.	118,550	4,151,621
Johnson Controls, Inc.	26,900	2,193,426

		6,345,047

Beverages — 1.5%
Constellation Brands, Inc. (Class A Stock)*(a)	187,300	5,148,877

Business Services — 0.4%
Manpower, Inc.	18,700	1,267,299

Cable Television — 1.0%
Cablevision Systems New York Group (Class A Stock)	124,000	3,445,960

Commercial Services — 1.4%
Avis Budget Group*	17,930	354,835
United Rentals, Inc.*(a)	194,300	4,602,967

		4,957,802

Computer Hardware — 1.7%
Ingram Micro, Inc. (Class A Stock)*	55,300	1,139,733
Lexmark International, Inc. (Class A Stock)*(a)	74,400	4,731,096

		5,870,829

Computer Services & Software — 3.3%
Activision, Inc.*(a)	225,400	3,475,668
BEA Systems, Inc.*	124,900	2,032,123
Computer Sciences Corp.*	18,500	977,725
Take-Two Interactive Software, Inc.*(a)	256,600	3,589,834
Tech Data Corp.*(a)	41,900	1,648,765

		11,724,115

Construction — 12.9%
Beazer Homes USA, Inc.	31,200	1,352,208
Centex Corp.	120,200	6,286,460
Chicago Bridge & Iron Co. NV (Netherlands)	231,100	5,675,816
Hovnanian Enterprises, Inc. (Class A Stock)*(a)	180,200	5,559,170
KB Home(a)	123,500	5,550,090
Lennar Corp. (Class A Stock)	116,800	5,545,664
Masco Corp.	109,400	3,024,910
Meritage Homes Corp.*(a)	117,100	5,360,838
NVR, Inc.*(a)	9,450	5,306,175
Ryland Group, Inc.	34,500	1,584,585

		45,245,916

Consumer Products & Services — 1.5%
Whirlpool Corp.	61,900	5,380,967

Diversified Machinery — 0.6%
Ingersoll-Rand Co. Ltd. (Class A Stock)	60,100	2,206,271

Electric Utilities — 0.2%
Entergy Corp.	7,900	678,057

Electronic Components — 2.5%
Duke Energy Corp.(a)	50,856	1,609,084
International Rectifier Corp.*(a)	79,700	2,866,809
L-3 Communications Holdings, Inc.	55,600	4,476,912

		8,952,805

Entertainment & Leisure — 1.4%
Harley-Davidson, Inc.(a)	73,500	5,044,305

Financial - Bank & Trust — 2.3%
Hudson City Bancorp, Inc.	275,100	3,777,123
Washington Mutual, Inc.	100,500	4,251,150

		8,028,273

Financial Services — 3.4%
Bear Stearns Cos., Inc.(a)	41,400	6,265,890
IndyMac Bancorp, Inc.(a)	127,100	5,776,695

		12,042,585

Food - Wholesale — 0.7%
NBTY, Inc.*	89,400	2,487,108

Food Products — 1.0%
ConAgra Foods, Inc.	41,700	1,090,455
Tyson Foods, Inc. (Class A Stock)(a)	158,000	2,283,100

		3,373,555

Gas Utilities — 0.8%
National Fuel Gas Co.(a)	74,200	2,775,080

Healthcare Equipment & Supplies — 0.7%
Cooper Cos., Inc. (The)(a)	43,000	2,478,090

Healthcare Providers & Services — 1.2%
CIGNA Corp.	35,000	4,094,300

Healthcare Services — 4.9%
Aetna, Inc.	129,800	5,350,356

Strategic Partners Mid-Cap Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Coventry Health Care, Inc.*	92,650	$4,349,917
Health Care Property Investors, Inc.	19,000	596,600
LifePoint Hospitals, Inc.*(a)	83,600	2,967,800
Omnicare, Inc.(a)	99,800	3,780,424

		17,045,097

Hotels, Restaurants & Leisure — 1.1%
Carnival Corp.	56,000	2,733,920
Wyndham Worldwide Corp*	35,860	1,057,870

		3,791,790

Insurance — 1.6%
Endurance Specialty Holdings Ltd. (Bermuda)	132,300	4,716,495
PMI Group, Inc. (The)	22,900	976,685

		5,693,180

Internet Services — 1.7%
Check Point Software Technologies Ltd.*	184,700	3,826,984
McAfee, Inc.*	76,700	2,218,931

		6,045,915

Machinery — 4.2%
Eaton Corp.	42,900	3,107,247
Joy Global, Inc.	132,900	5,197,719
Terex Corp.*	127,300	6,589,048

		14,894,014

Metals & Mining — 7.7%
Arch Coal, Inc.(a)	189,000	6,545,070
Cleveland-Cliffs, Inc.(a)	103,500	4,377,015
Phelps Dodge Corp.	81,200	8,150,856
Timken Co.	156,500	4,702,825
United States Steel Corp.(a)	48,100	3,251,560

		27,027,326

Oil & Gas — 12.5%
BJ Services Co.	39,900	1,203,384
Cabot Oil & Gas Corp.	13,500	714,285
Canadian Natural Resources Ltd.	113,800	5,934,670
Denbury Resources, Inc.*	170,800	4,908,792
Murphy Oil Corp.(a)	23,600	1,112,976
Noble Energy, Inc.	36,800	1,789,584
NRG Energy, Inc.*	96,400	4,641,660
Quicksilver Resources, Inc.*(a)	121,250	4,156,450
Southwestern Energy Co.*	126,300	4,493,754
Sunoco, Inc.	40,800	2,698,104
Talisman Energy, Inc. (Canada)	274,400	4,530,344
Williams Cos., Inc.	145,700	3,559,451
XTO Energy, Inc.	89,466	4,174,484

		43,917,938

Oil, Gas & Consumable Fuels — 2.6%
Noble Corp. (Cayman Islands)	43,700	3,063,370
Oceaneering International, Inc.*(a)	85,600	3,080,744
Oil States International, Inc.*	103,900	3,017,256

		9,161,370

Pharmaceuticals — 1.8%
Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	117,900	6,466,815

Printing & Publishing — 0.1%
McClatchy Co. (Class A Stock)	7,677	332,798

Real Estate Investment Trusts — 4.5%
Annaly Capital Management, Inc.(a)	159,200	2,088,704
Colonial Properties Trust(a)	46,400	2,338,096
Developers Diversified Realty Corp.	32,700	1,991,430
Equity Office Properties Trust(a)	27,200	1,156,000
First Industrial Realty Trust, Inc.(a)	63,400	2,914,498
iStar Financial, Inc.	78,400	3,632,272
Ventas, Inc.	42,000	1,637,160

		15,758,160

Real Estate Management & Development — 0.3%
Realogy Corp.*(a)	44,825	1,155,589

Retail & Merchandising — 6.9%
Aeropostale, Inc.*	49,500	1,450,845
Dollar Tree Stores, Inc.*	30,100	935,809
Foot Locker, Inc.	29,400	681,786
Gap, Inc.	234,500	4,929,190
Hot Topic, Inc.*(a)	188,600	1,906,746
Ross Stores, Inc.	157,400	4,632,282
TJX Cos., Inc.	169,600	4,909,920
Yum! Brands, Inc.	81,000	4,816,260

		24,262,838

Telecommunications — 1.3%
Arris Group, Inc.*	328,800	4,405,920

Transportation — 0.6%
Frontline Ltd.(a)	49,200	1,861,236
Ship Finance International Ltd.(a)	16,850	355,029

		2,216,265

	Shares	Value (Note 2)
Utilities — 6.6%
DPL, Inc.(a)	97,400	$2,797,328
Edison International	90,400	4,017,376
Mirant Corp.*	145,700	4,308,349
Peabody Energy Corp.	105,100	4,411,047
TXU Corp.	119,700	7,556,661

		23,090,761

Total Long-Term Investments (Cost $291,389,037)		349,972,734

Short-Term Investment — 32.6%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $114,470,208; includes $110,327,016 of cash collateral for securities on loan)(b)(w)	114,470,208	114,470,208

Total Investments — 132.2% (Cost $405,859,245; Note 5)		464,442,942
Liabilities in Excess of Other Assets — (32.2)%		(113,178,471)

NET ASSETS — 100.0%		$351,264,471

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $105,696,431; cash collateral of $110,327,016 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (31.4% represents investments purchased with collateral received from securities on loan)	32.6%
Construction	12.9
Oil & Gas	12.5
Metals & Mining	7.7
Retail & Merchandising	6.9
Utilities	6.6
Healthcare Services	4.9
Real Estate Investment Trusts	4.5
Machinery	4.2
Financial Services	3.4
Computer Services & Software	3.3
Oil, Gas & Consumable Fuels	2.6
Electronic Components	2.5
Financial - Bank & Trust	2.3
Pharmaceuticals	1.8
Automotive Parts	1.8
Internet Services	1.7
Computer Hardware	1.7
Insurance	1.6
Consumer Products & Services	1.5
Beverages	1.5
Entertainment & Leisure	1.4
Commercial Services	1.4
Telecommunications	1.3
Healthcare Providers & Services	1.2
Hotels, Restaurants & Leisure	1.1
Cable Television	1.0
Food Products	1.0
Aerospace	0.9
Gas Utilities	0.8
Food - Wholesale	0.7
Healthcare Equipment & Supplies	0.7
Transportation	0.6
Diversified Machinery	0.6
Business Services	0.4
Real Estate Management & Development	0.3
Electric Utilities	0.2
Printing & Publishing	0.1

132.2%
Liabilities in Excess of Other Assets	(32.2)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Capital Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 98.6%
Common Stocks
Aerospace — 7.3%
General Dynamics Corp.	249,484	$17,738,312
Lockheed Martin Corp.	126,106	10,962,395
United Technologies Corp.	142,707	9,378,704

		38,079,411

Automobile Manufacturers — 2.2%
Toyota Motor Corp. ADR (Japan)	98,495	11,622,410

Beverages — 1.9%
Heinekin NV ADR (Netherlands)	329,455	7,466,010
PepsiCo, Inc.	39,671	2,516,728

		9,982,738

Business Services — 0.3%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	48,999	1,471,440

Cable Television — 4.5%
Comcast Corp.*(a)	583,758	23,741,438

Chemicals — 0.1%
Praxair, Inc.	4,403	265,281

Commercial Banks — 2.0%
Industrial And Commercial Bank of China Class H Stock (Hong Kong)*(a)	23,018,000	10,299,676

Construction — 2.9%
KB Home(a)	148,990	6,695,611
Lennar Corp. (Class A Stock)(a)	181,346	8,610,308

		15,305,919

Consumer Products & Services — 4.1%
Procter & Gamble Co.	339,807	21,540,366

Entertainment & Leisure — 5.9%
Las Vegas Sands Corp.*	181,003	13,792,429
Station Casinos, Inc.(a)	70,187	4,232,276
Wynn Resorts Ltd.*(a)	175,000	12,869,500

		30,894,205

Farming & Agriculture — 2.0%
Monsanto Co.	240,308	10,626,420

Financial - Bank & Trust — 2.4%
Wells Fargo & Co.	339,805	12,331,523

Financial Services — 11.8%
Goldman Sachs Group, Inc.	125,917	23,897,788
Lehman Brothers Holdings, Inc.	186,960	14,552,966
UBS AG (Switzerland)*	389,462	23,305,406

		61,756,160

Food — 0.8%
Archer-Daniels-Midland Co.	108,521	4,178,058

Healthcare Services — 6.4%
UnitedHealth Group, Inc.	679,815	33,161,376

Hotels & Motels — 4.8%
Four Seasons Hotels, Inc. (Canada)(a)	220,162	14,121,191
MGM Mirage, Inc.*	248,025	10,670,035

		24,791,226

Insurance — 1.3%
Genworth Financial, Inc. (Class A Stock)	203,201	6,795,041

Medical Supplies & Equipment — 1.5%
Genzyme Corp.*	117,588	7,938,366

Oil & Gas — 2.2%
Schlumberger Ltd.	183,609	11,582,056

Pharmaceuticals — 7.3%
Amylin Pharmaceuticals, Inc.*(a)	205,514	9,034,396
Genentech, Inc.*	350,164	29,168,661

		38,203,057

Railroads — 5.9%
Burlington North Santa Fe Corp.	262,327	20,338,212
Union Pacific Corp.	116,994	10,603,166

		30,941,378

Real Estate — 0.9%
St. Joe Co. (The)(a)	83,440	4,487,403

Restaurants — 4.4%
Starbucks Corp.*(a)	261,214	9,860,828
Yum! Brands, Inc.	218,678	13,002,594

		22,863,422

Retail & Merchandising — 4.3%
Lowe’s Cos., Inc.	391,105	11,787,905
Target Corp.	180,917	10,706,668

		22,494,573

Semiconductors — 1.4%
Texas Instruments, Inc.	235,582	7,109,865

Telecommunications — 5.4%
America Movil, Series L, ADR (Mexico)	252,739	10,834,921

	Shares	Value (Note 2)
Cisco Systems, Inc.*	478,242	$11,539,980
Motorola, Inc.	247,756	5,713,253

		28,088,154

Telecommunications – Cellular — 0.3%
China Mobile Ltd. (Hong Kong)	164,000	1,332,716

Transportation — 4.3%
FedEx Corp.	196,326	22,487,180

Total Long-Term Investments (Cost $374,231,971)		514,370,858

Short-Term Investment — 16.9%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $88,175,442; includes $65,098,182 of cash collateral for securities on loan)(b)(w)	88,175,442	88,175,442

Total Investments — 115.5% (Cost $462,407,413; Note 5)		602,546,300
Liabilities in Excess of Other Assets — (15.5)%		(80,775,735)

NET ASSETS — 100.0%		$521,770,565

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $62,893,302; cash collateral of $65,098,182 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 was as follows:

Industry
Affiliated Money Market Mutual Fund (12.5% represents investments purchased with collateral received from securities on loan)	16.9%
Financial Services	11.8
Pharmaceuticals	7.3
Aerospace	7.3
Healthcare Services	6.4
Railroads	5.9
Entertainment & Leisure	5.9
Telecommunications	5.4
Hotels & Motels	4.8
Media	4.5
Restaurants	4.4
Retail & Merchandising	4.3
Transportation	4.3
Consumer Products & Services	4.1
Construction	2.9
Financial - Bank & Trust	2.4
Automobile Manufacturers	2.2
Oil & Gas	2.2
Farming & Agriculture	2.0
Commercial Banks	2.0
Beverages	1.9
Medical Supplies & Equipment	1.5
Semiconductors	1.4
Insurance	1.3
Real Estate	0.9
Food	0.8
Business Services	0.3
Telecommunications - Cellular	0.3
Chemicals	0.1

115.5%
Liabilities in Excess of Other Assets	(15.5)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Concentrated Growth Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 100.3%
Common Stocks
Aerospace — 1.8%
United Technologies Corp.	66,690	$4,382,867

Beverages — 3.8%
PepsiCo, Inc.	149,420	9,479,205

Biotechnology — 4.3%
Amgen, Inc.*	67,200	5,101,152
MedImmune, Inc.*(a)	177,970	5,702,159

		10,803,311

Broadcast & Cable/Satellite TV — 1.5%
XM Satellite Radio Holdings, Inc. (Class A Stock)*(a)	326,210	3,803,609

Commercial Services — 6.0%
McGraw-Hill Cos., Inc.	231,980	14,886,157

Computer Hardware — 0.9%
EMC Corp.*	181,680	2,225,580

Computer Services — 7.0%
CheckFree Corp.*	97,510	3,849,695
First Data Corp.	291,090	7,058,932
Western Union Co.*	297,090	6,550,835

		17,459,462

Computer Software — 6.3%
Electronic Arts, Inc.*	134,940	7,136,976
Microsoft Corp.	298,246	8,562,643

		15,699,619

Consumer Services — 1.1%
Realogy Corp.*(a)	101,122	2,606,925

Financial Services — 2.9%
Charles Schwab Corp. (The)	390,450	7,113,999

Gaming/Lodging — 1.8%
Harrah’s Entertainment, Inc.	60,070	4,465,003

Internet & Online — 7.0%
Google, Inc. (Class A Stock)*	19,480	9,280,077
Yahoo!, Inc.*	311,870	8,214,656

		17,494,733

Medical Products — 5.6%
St. Jude Medical, Inc.*	210,620	7,234,797
Stryker Corp.	47,280	2,472,271
Zimmer Holdings, Inc.*	59,100	4,255,791

		13,962,859

Movies & Entertainment — 2.2%
Viacom, Inc. (Class B Stock)*	141,805	5,519,051

Networking/Telecom Equipment — 5.6%
Cisco Systems, Inc.*	230,050	5,551,106
Research in Motion Ltd.*(a)	71,270	8,372,800

		13,923,906

Oil & Gas — 4.0%
Suncor Energy, Inc.	131,230	10,058,779

Oil Well Services & Equipment — 7.2%
Baker Hughes, Inc.	102,110	7,050,695
Schlumberger Ltd.	171,820	10,838,406

		17,889,101

Pharmacy Benefit Manager — 3.5%
Caremark Rx, Inc.	176,110	8,669,895

Retailing — 7.0%
Lowe’s Cos., Inc.	147,940	4,458,912
Target Corp.	120,230	7,115,211
Wal-Mart Stores, Inc.	121,000	5,962,880

		17,537,003

Semiconductors — 5.1%
Linear Technology Corp.	202,470	6,300,866
QUALCOMM, Inc.	175,040	6,369,706

		12,670,572

Specialty Finance — 9.3%
American Express Co.	100,600	5,815,686
Freddie Mac	250,640	17,291,653

		23,107,339

Telecommunications — 6.4%
American Tower Corp. (Class A Stock)*(a)	241,910	8,713,598
Crown Castle International Corp.*(a)	151,040	5,082,496
Sprint Nextel Corp.	118,620	2,217,008

		16,013,102

Total Long-Term Investments (Cost $201,479,644)		249,772,077

	Shares	Value (Note 2)
Short-Term Investment — 9.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $23,638,464; includes $23,638,464 of cash collateral for securities on loan)(b)(w)	23,638,464	$23,638,464

Total Investments — 109.8% (Cost $225,118,108; Note 5)		273,410,541
Liabilities in Excess of Other Assets — (9.8)%		(24,475,526)

NET ASSETS — 100.0%		$248,935,015

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $22,811,005; cash collateral of $23,638,464 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (9.5% represents investments purchased with collateral received from securities on loan)	9.5%
Specialty Finance	9.3
Oil Well Services & Equipment	7.2
Retailing	7.0
Internet & Online	7.0
Computer Services	7.0
Telecommunications	6.4
Computer Software	6.3
Commercial Services	6.0
Medical Products	5.6
Networking/Telecom Equipment	5.6
Semiconductors	5.1
Biotechnology	4.3
Oil & Gas	4.0
Beverages	3.8
Pharmacy Benefit Manager	3.5
Financial Services	2.9
Movies & Entertainment	2.2
Gaming/Lodging	1.8
Aerospace	1.8
Broadcast & Cable/Satellite TV	1.5
Consumer Services	1.1
Computer Hardware	0.9

109.8%
Liabilities in Excess of Other Assets	(9.8)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Core Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 97.5%
Common Stocks
Advertising — 0.3%
Interpublic Group of Cos., Inc. (The)*	14,200	$154,922

Aerospace — 1.2%
Boeing Co.	4,900	391,314
Northrop Grumman Corp.	2,600	172,614

		563,928

Automobile Manufacturers — 1.0%
DaimlerChrysler AG (Germany)	4,600	261,878
Toyota Motor Corp., ADR (Japan)	2,000	236,000

		497,878

Automotive Parts — 1.2%
Autoliv, Inc.	4,600	261,602
BorgWarner, Inc.	3,100	178,250
Magna International, Inc. (Class A Stock) (Canada)	1,700	127,160

		567,012

Beverages — 0.6%
Coca-Cola Co.	5,100	238,272
Molson Coors Brewing Co. (Class B Stock)	1,000	71,180

		309,452

Broadcasting — 1.1%
CBS Corp. (Class B Stock)	13,600	393,584
Viacom, Inc. (Class B Stock)*	3,100	120,652

		514,236

Cable Television — 1.1%
Comcast Corp. (Class A Stock)*	13,500	549,045

Chemicals — 1.5%
Avery Dennison Corp.	3,200	202,048
Hercules, Inc.*	6,400	116,480
Lubrizol Corp. (The)	3,900	175,500
PPG Industries, Inc.	3,200	218,880

		712,908

Clothing & Apparel — 0.5%
Jones Apparel Group, Inc.	7,000	233,800

Computer Hardware — 1.3%
Hewlett-Packard Co.	8,300	321,542
International Business Machines Corp.	3,500	323,155

		644,697

Computer Services & Software — 1.3%
Electronic Data Systems Corp.	13,500	341,955
Microsoft Corp.	10,300	295,713

		637,668

Conglomerates — 5.3%
Altria Group, Inc.	13,300	1,081,689
General Electric Co.	39,200	1,376,312
Textron, Inc.	1,100	100,023

		2,558,024

Consumer Products & Services — 3.5%
Black & Decker Corp.	1,500	125,820
Clorox Co.	5,600	361,536
Kimberly-Clark Corp.	2,500	166,300
Procter & Gamble Co.	14,700	931,833
UST, Inc.	2,100	112,476

		1,697,965

Containers & Packaging — 1.3%
Crown Holdings, Inc.*	6,200	120,528
Owens-Illinois, Inc.*	10,450	173,470
Smurfit-Stone Container Corp.*	12,550	133,783
Sonoco Products Co.	5,000	177,400

		605,181

Electronic Components & Equipment — 1.1%
Arrow Electronics, Inc.*	3,900	116,415
Flextronics International Ltd. (Singapore)*	13,800	160,080
Sanmina-SCI Corp.*	35,100	138,645
Solectron Corp.*	36,500	121,910

		537,050

Entertainment & Leisure — 1.9%
Disney, (Walt) Co.	1,900	59,774
Mattel, Inc.	4,000	90,520
Time Warner, Inc.	37,900	758,379

		908,673

Farming & Agriculture — 0.2%
Bunge Ltd. (Bermuda)	1,800	115,398

Financial - Bank & Trust — 9.1%
Bank of America Corp.	35,300	1,901,611
BB&T Corp.	4,600	200,192
Comerica, Inc.	5,675	330,228
Huntington Bancshares, Inc.	8,800	214,808
National City Corp.	10,925	406,957
SunTrust Banks, Inc.	1,400	110,586
U.S. Bancorp	10,300	348,552
Wachovia Corp.	7,100	394,050

	Shares	Value (Note 2)
Wells Fargo & Co.	14,000	$508,060

		4,415,044

Financial Services — 15.8%
Citigroup, Inc.	43,400	2,176,944
Fannie Mae	12,225	724,453
Freddie Mac	8,800	607,112
Goldman Sachs Group, Inc.	700	132,853
J.P. Morgan Chase & Co.	27,300	1,295,112
KeyCorp	10,450	388,113
Lehman Brothers Holdings, Inc.	1,000	77,840
MBIA, Inc.	1,000	62,020
Mellon Financial Co.	10,800	419,040
Merrill Lynch & Co., Inc.	9,800	856,716
Morgan Stanley Dean Witter & Co.	3,200	244,576
Waddell & Reed Financial, Inc. (Class A Stock)	4,300	109,650
Washington Mutual, Inc.	13,012	550,408

		7,644,837

Food — 2.6%
Kellogg Co.	5,000	251,550
Kroger Co. (The)	20,200	454,298
Safeway, Inc.	9,000	264,240
Sara Lee Corp.	18,000	307,800

		1,277,888

Healthcare Providers & Services — 0.1%
Tenet Healthcare Corp.*	6,350	44,831

Industrial Products — 1.3%
Cooper Industries Ltd. (Class A Stock)	1,600	143,120
Crane Co.	4,400	171,336
SPX Corp.	5,400	310,608

		625,064

Insurance — 9.8%
ACE Ltd. (Cayman Islands)	2,500	143,125
Allstate Corp.	900	55,224
American International Group, Inc.	17,300	1,162,041
Chubb Corp.	7,100	377,365
Genworth Financial, Inc. (Class A Stock)	10,800	361,152
Hartford Financial Services Group, Inc. (The)	6,000	523,020
MetLife, Inc.	7,400	422,762
MGIC Investment Corp.	1,700	99,892
Old Republic International Corp.	6,900	155,457
PartnerRe Ltd. (Bermuda)	400	27,968
RenaissanceRe Holdings Ltd. (Bermuda)	4,800	261,120
St. Paul Travelers Cos., Inc. (The)	12,317	629,768
Torchmark Corp.	850	52,428
UnumProvident Corp.	12,600	249,228
XL Capital Ltd. (Class A Stock) (Cayman Islands)	3,100	218,705

		4,739,255

Machinery & Equipment — 0.4%
Eaton Corp.	2,700	195,561

Medical Supplies & Equipment — 0.6%
AmerisourceBergen Corp.	5,600	264,320

Metals & Mining — 0.5%
Mittal Steel Co. (Class A Stock) (Netherlands)	6,100	260,775

Oil & Gas — 12.8%
BP PLC, ADR (United Kingdom)	4,300	288,530
ChevronTexaco Corp.	15,100	1,014,720
ConocoPhillips	9,800	590,352
Diamond Offshore Drilling, Inc.	4,200	290,766
Exxon Mobil Corp.	45,200	3,228,184
GlobalSantaFe Corp. (Cayman Islands)	4,000	207,600
Marathon Oil Corp.	5,600	483,840
Occidental Petroleum Corp.	1,000	46,940
Rowan Cos., Inc.	1,600	53,408

		6,204,340

Paper & Forest Products — 0.2%
Temple-Inland, Inc.	3,000	118,320

Pharmaceuticals — 5.0%
Lilly, (Eli) & Co.	1,200	67,212
Merck & Co., Inc.	21,300	967,446
Pfizer, Inc.	52,500	1,399,125

		2,433,783

Railroads — 1.4%
CSX Corp.	13,200	470,844
Norfolk Southern Corp.	4,000	210,280

		681,124

Restaurants — 1.3%
McDonald’s Corp.	15,000	628,800

Retail & Merchandising — 1.9%
Limited Brands, Inc.	14,600	430,262
Office Depot, Inc.*	8,400	352,716
Saks, Inc.*	7,700	148,918

		931,896

Strategic Partners Core Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Telecommunications — 8.4%
ADC Telecommunications, Inc.*	8,628	$123,467
American Tower Corp. (Class A Stock)*	2,200	79,244
AT&T, Inc.	15,100	517,175
BellSouth Corp.	22,500	1,014,750
Crown Castle International Corp.*	10,200	343,230
Embarq Corp.	1,422	68,754
Nokia Corp. (Class A Stock), ADR (Finland)	9,700	192,836
Sprint Corp.	28,450	531,730
Tellabs, Inc.*	11,700	123,318
Verizon Communications, Inc.	29,350	1,085,950

		4,080,454

Utilities — 1.9%
American Electric Power Co., Inc.	1,700	70,431
Constellation Energy Group, Inc.	3,100	193,440
Dominion Resources, Inc.	5,700	461,643
Entergy Corp.	1,100	94,413
Wisconsin Energy Corp.	400	18,376
Xcel Energy, Inc.	2,600	57,382

		895,685

Total Long-Term Investments (Cost $35,994,473)		47,249,814

Short-Term Investment — 2.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $1,209,536)(w)	1,209,536	1,209,536

Total Investments — 100.0% (Cost $37,204,009; Note 5)		48,459,350
Liabilities in Excess of Other Assets — 0.0%		(15,892)

NET ASSETS — 100.0%		$48,443,458

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Financial Services	15.8%
Oil & Gas	12.8
Insurance	9.8
Financial - Bank & Trust	9.1
Telecommunications	8.4
Conglomerates	5.3
Pharmaceuticals	5.0
Consumer Products & Services	3.5
Affiliated Money Market Mutual Fund	2.5
Food	2.1
Retail & Merchandising	1.9
Entertainment & Leisure	1.9
Chemicals	1.5
Railroads	1.4
Computer Hardware	1.3
Computer Services & Software	1.3
Restaurants	1.3
Industrial Products	1.3
Containers & Packaging	1.3
Automotive Parts	1.2
Aerospace	1.2
Cable Television	1.1
Electronic Components & Equipment	1.1
Broadcasting	1.1
Automobile Manufacturers	1.0
Electric Utilities	1.0
Utilities	0.9
Beverages	0.6
Medical Supplies & Equipment	0.6
Metals & Mining	0.5
Food Products	0.5
Clothing & Apparel	0.5
Machinery & Equipment	0.4
Advertising	0.3
Paper & Forest Products	0.2
Farming & Agriculture	0.2
Healthcare Providers & Services	0.1

100.0%
Liabilities in Excess of Other Assets	—

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Large Cap Core Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 101.3%
Common Stocks
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The)*(a)	13,110	$143,030

Aerospace & Defense — 3.9%
Boeing Co.	21,300	1,701,018
Northrop Grumman Corp.	14,400	956,016
Rockwell Collins, Inc.	9,300	540,144
United Technologies Corp.	24,100	1,583,852

		4,781,030

Automobile Manufacturers — 1.1%
DaimlerChrysler AG (Germany)(a)	3,800	216,334
Ford Motor Co.*(a)	70,400	582,912
General Motors Corp.	8,900	310,788
Toyota Motor Corp., ADR (Japan)	1,900	224,200

		1,334,234

Automotive Parts — 0.5%
Autoliv, Inc.	3,800	216,106
BorgWarner, Inc.	6,950	399,625

		615,731

Beverages — 0.6%
Coca-Cola Co.	12,800	598,016
PepsiCo, Inc.	2,834	179,789

		777,805

Biotechnology — 2.6%
Amgen, Inc.*	18,180	1,380,044
Genentech, Inc.*	4,500	374,850
Gilead Sciences, Inc.*	12,440	857,116
MedImmune, Inc.*(a)	15,200	487,008

		3,099,018

Broadcasting — 1.4%
CBS Corp. (Class B Stock)	29,466	852,746
Viacom, Inc. (Class B Stock)*	22,366	870,485

		1,723,231

Building Materials — 0.8%
American Standard Cos., Inc.	15,000	664,350
Masco Corp.	12,310	340,372

		1,004,722

Cable Television — 0.7%
Comcast Corp. (Class A Stock)*(a)	22,200	902,874

Chemicals — 2.3%
Ashland, Inc.	7,900	466,890
Dow Chemical Co.	6,800	277,372
DuPont, (E.I.) de Nemours & Co.	25,100	1,149,580
Lubrizol Corp. (The)	11,450	515,250
PPG Industries, Inc.	6,300	430,920

		2,840,012

Clothing & Apparel — 0.5%
VF Corp.	8,612	654,598

Communications Equipment — 1.6%
Cisco Systems, Inc.*	38,850	937,451
Corning, Inc.*	5,000	102,150
Motorola, Inc.	30,700	707,942
Tellabs, Inc.*	20,300	213,962

		1,961,505

Computer Hardware — 4.5%
Apple Computer, Inc.*	15,090	1,223,497
EMC Corp.*	29,570	362,233
Hewlett-Packard Co.	41,225	1,597,056
International Business Machines Corp.(a)	18,370	1,696,102
Network Appliance, Inc.*(a)	15,700	573,050

		5,451,938

Computer Services & Software — 3.2%
Citrix Systems, Inc.*	5,900	174,227
Electronic Arts, Inc.*	16,380	866,338
Electronic Data Systems Corp.	19,000	481,270
Microsoft Corp.	84,300	2,420,253

		3,942,088

Conglomerates — 5.5%
General Electric Co.	136,300	4,785,493
Textron, Inc.	6,900	627,417
Tyco International Ltd.	42,490	1,250,481

		6,663,391

Construction — 0.2%
Pulte Homes, Inc.(a)	8,000	247,920

Consumer Products & Services — 3.1%
Colgate-Palmolive Co.	9,470	605,796
Procter & Gamble Co.	50,360	3,192,320

		3,798,116

Strategic Partners Large Cap Core Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Containers & Packaging — 0.5%
Smurfit-Stone Container Corp.*	28,100	$299,546
Sonoco Products Co.	9,900	351,252

		650,798

Distribution/Wholesale — 0.2%
Ingram Micro, Inc. (Class A Stock)*	13,200	272,052

Education — 0.4%
Strayer Education, Inc.(a)	3,900	441,168

Electrical Equipment — 0.5%
Emerson Electric Co.	3,000	253,200
Hubbell, Inc. (Class B Stock)	6,000	297,120

		550,320

Electronic Components & Equipment — 1.7%
Arrow Electronics, Inc.*	10,800	322,380
Avnet, Inc.*	16,000	378,880
Sanmina Corp.*	73,700	291,115
Solectron Corp.*	95,600	319,304
Tech Data Corp.*(a)	11,200	440,720
Vishay Intertechnology, Inc.*	21,200	285,988

		2,038,387

Energy - Energy Resources — 0.3%
Noble Energy, Inc.	8,600	418,218

Financial - Bank & Trust — 5.3%
Bank of America Corp.	60,904	3,280,898
Comerica, Inc.	9,500	552,805
Huntington Bancshares, Inc.	5,000	122,050
National City Corp.	29,300	1,091,425
SunTrust Banks, Inc.	5,800	458,142
Wachovia Corp.	10,300	571,650
Wells Fargo & Co.	8,720	316,449

		6,393,419

Financial - Consumer — 0.3%
Janus Capital Group, Inc.	18,800	377,504

Financial Services — 12.4%
American Express Co.	23,380	1,351,598
Chicago Mercantile Exchange Holdings, Inc.(a)	1,200	601,200
Citigroup, Inc.(a)	71,973	3,610,166
Fannie Mae	22,425	1,328,906
Franklin Resources, Inc.	6,400	729,344
Goldman Sachs Group, Inc.	3,880	736,385
JPMorgan Chase & Co.	60,042	2,848,392
KeyCorp	15,900	590,526
Merrill Lynch & Co., Inc.	22,600	1,975,692
NYSE Group, Inc.*(a)	5,300	392,147
Washington Mutual, Inc.	22,500	951,750

		15,116,106

Food — 1.0%
Archer-Daniels-Midland Co.	11,438	440,363
SUPERVALU, Inc.(a)	7,855	262,357
Wrigley, (Wm., Jr.) Co.	9,800	509,110

		1,211,830

Healthcare Providers & Services — 0.3%
Tenet Healthcare Corp.*	44,700	315,582

Healthcare Services — 2.3%
Caremark Rx, Inc.	21,800	1,073,214
UnitedHealth Group, Inc.	34,900	1,702,422

		2,775,636

Industrial Products — 0.4%
Ingersoll-Rand Co. Ltd. (Class A Stock)	12,000	440,520

Insurance — 6.3%
ACE Ltd. (Cayman Islands)	12,600	721,350
American International Group, Inc.	42,799	2,874,809
Axis Capital Holdings Ltd. (Bermuda)	16,150	530,527
Chubb Corp.	50	2,657
Genworth Financial, Inc. (Class A Stock)	10,400	347,776
Hartford Financial Services Group, Inc. (The)	3,200	278,944
Loews Corp.*	20,100	782,292
St. Paul Travelers Cos., Inc. (The)	20,697	1,058,238
UnumProvident Corp.(a)	25,100	496,478
XL Capital Ltd. (Class A Stock)(a)	7,500	529,125

		7,622,196

Internet Services — 1.8%
Google, Inc. (Class A Stock)*	4,500	2,143,755

Machinery — 0.2%
SPX Corp.	3,300	189,816

Machinery & Equipment — 0.4%
Eaton Corp.	5,800	420,094

Media — 2.3%
Disney, (Walt) Co.	25,360	797,826
Time Warner, Inc.	99,500	1,990,995

		2,788,821

	Shares	Value (Note 2)
Medical Supplies & Equipment — 1.0%
Alcon, Inc. (Switzerland)	4,800	$509,184
Becton Dickinson & Co.	10,100	707,303

		1,216,487

Metals & Mining — 0.3%
Alcan, Inc. (Canada)	6,500	306,215
Novelis, Inc. (Canada)	740	18,574

		324,789

Oil & Gas — 7.9%
Baker Hughes, Inc.	6,100	421,205
BJ Services Co.	14,000	422,240
BP PLC, ADR (United Kingdom)	5,495	368,714
ChevronTexaco Corp.	8,794	590,957
Exxon Mobil Corp.	74,600	5,327,932
GlobalSantaFe Corp.	7,700	399,630
Halliburton Co.(a)	18,800	608,180
Marathon Oil Corp.	7,700	665,280
Nabors Industries Ltd. (Bermuda)*(a)	20,200	623,776
Occidental Petroleum Corp.	3,800	178,372

		9,606,286

Pharmaceuticals — 6.8%
Johnson & Johnson	17,895	1,206,123
Lilly, (Eli) & Co.	29,360	1,644,454
Merck & Co., Inc.(a)	47,300	2,148,366
Pfizer, Inc.	53,580	1,427,907
Wyeth	35,380	1,805,441

		8,232,291

Printing & Publishing — 0.2%
Donnelley, (R.R.) & Sons Co.	7,300	247,178

Railroads — 0.7%
CSX Corp.	24,600	877,482

Restaurants — 1.4%
McDonald’s Corp.	40,400	1,693,568

Retail & Merchandising — 4.2%
Gap, Inc., The	11,600	243,832
Kohl’s Corp.*	10,900	769,540
Limited Brands, Inc.	18,500	545,195
Saks, Inc.	15,900	307,506
Target Corp.	27,770	1,643,428
Wal-Mart Stores, Inc.	32,970	1,624,762
Williams-Sonoma, Inc.	100	3,401

		5,137,664

Semiconductors — 1.8%
Agere Systems, Inc.*(a)	22,100	375,258
Broadcom Corp. (Class A Stock)*	21,075	637,940
Intel Corp.	12,200	260,348
Nvidia Corp.*	18,000	627,660
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	32,500	315,250

		2,216,456

Telecommunications — 4.2%
AT&T, Inc.(a)	44,100	1,510,425
BellSouth Corp.	15,500	699,050
Embarq Corp.	9,244	446,947
Sprint Corp.(a)	58,895	1,100,748
Verizon Communications, Inc.	37,672	1,393,864

		5,151,034

Tobacco — 2.4%
Altria Group, Inc.	35,960	2,924,627

Transportation — 0.3%
United Parcel Service, Inc. (Class B Stock)	4,000	301,400

Utilities — 0.9%
Dominion Resources, Inc.	6,100	494,039
DTE Energy Co.	4,100	186,263
Entergy Corp.	1,210	103,854
Progress Energy, Inc.	6,200	285,200

		1,069,356

Total Long-Term Investments (Cost $95,290,983)		123,106,083

Short-Term Investment — 15.2%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (cost $18,464,151; includes $18,453,117 of cash collateral for securities on loan)(b)(w)	18,464,151	18,464,151

Total Investments — 116.5% (Cost $113,755,134; Note 5)		141,570,234
Liabilities in Excess of Other Assets — (16.5)%		(20,042,605)

NET ASSETS — 100.0%		$121,527,629

Strategic Partners Large Cap Core Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $17,788,358; cash collateral of $18,453,117 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 was as follows:

Industry
Affiliated Money Market Mutual Fund (15.2% represents investments purchased with collateral received from securities on loan)	15.2%
Financial Services	12.4
Oil & Gas	7.9
Pharmaceuticals	6.8
Insurance	6.3
Conglomerates	5.5
Financial - Bank & Trust	5.3
Computer Hardware	4.5
Telecommunications	4.2
Retail & Merchandising	4.2
Aerospace & Defense	3.9
Computer Services & Software	3.2
Consumer Products & Services	3.1
Biotechnology	2.6
Tobacco	2.4
Chemicals	2.3
Media	2.3
Healthcare Services	2.3
Semiconductors	1.8
Internet Services	1.8
Electronic Components & Equipment	1.7
Communications Equipment	1.6
Broadcasting	1.4
Restaurants	1.4
Automobile Manufacturers	1.1
Medical Supplies & Equipment	1.0
Food	1.0
Building Materials	0.8
Cable Television	0.7
Railroads	0.7
Beverages	0.6
Clothing & Apparel	0.5
Automotive Parts	0.5
Utilities	0.5
Electrical Equipment	0.5
Electric Utilities	0.4
Education	0.4
Industrial Products	0.4
Machinery & Equipment	0.4
Energy - Energy Resources	0.3
Financial - Brokerage	0.3
Containers & Packaging	0.3
Metals & Mining	0.3
Healthcare Providers & Services	0.3
Transportation	0.3
Paper & Forest Products	0.2
Distribution/Wholesale	0.2
Construction	0.2
Printing & Publishing	0.2
Machinery	0.2
Advertising	0.1

116.5%
Liabilities in Excess of Other Assets	(16.5)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Equity Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 98.2%
COMMON STOCKS
Advertising — 0.2%
Omnicom Group, Inc.	6,200	$628,990

Aerospace & Defense — 1.9%
Honeywell International, Inc.	80,900	3,407,508
Raytheon Co.	31,400	1,568,430

		4,975,938

Automobile Manufacturers — 0.4%
General Motors Corp.	30,800	1,075,536

Banks — 1.1%
Bank of New York Co., Inc. (The)	35,900	1,233,883
Northern Trust Corp.	27,800	1,632,416

		2,866,299

Beverages — 1.6%
Anheuser-Busch Cos., Inc.	42,500	2,015,350
Coca-Cola Co.	50,000	2,336,000

		4,351,350

Broadcasting — 0.9%
Liberty Media Holding Corp. - Capital (Class A Stock)*	12,570	1,119,484
Liberty Media Holding Corp. - Interactive (Class A Stock)*	58,950	1,301,027

		2,420,511

Broadcasting & Cable — 4.5%
News Corp. (Class A Stock)	181,400	3,782,190
Time Warner, Inc.	414,450	8,293,145

		12,075,335

Capital Goods — 5.0%
Emerson Electric Co.	42,600	3,595,440
General Electric Co.	201,750	7,083,442
Illinois Tool Works, Inc.(a)	16,900	810,017
ITT Corp.	14,700	799,533
United Technologies Corp.	17,700	1,163,244

		13,451,676

Chemicals — 1.8%
Air Products & Chemicals, Inc.	34,800	2,424,516
Dow Chemical Co.	18,500	754,615
E.I. Du Pont de Nemours & Co.	37,275	1,707,195

		4,886,326

Commercial Services — 0.7%
Waste Management, Inc.	52,400	1,963,952

Communication Equipment — 0.2%
Motorola, Inc.	28,200	650,292

Computer Services & Software — 5.5%
Accenture Ltd. (Class A Stock) (Bermuda)	1,300	42,783
Fiserv, Inc.*	12,100	597,740
International Business Machines Corp.(a)	44,100	4,071,753
Microsoft Corp.	227,406	6,528,826
Sun Microsystems, Inc.*	633,046	3,437,440

		14,678,542

Conglomerates — 0.9%
Tyco International Ltd.	82,200	2,419,146

Consumer Products & Services — 3.3%
Avon Products, Inc.	48,850	1,485,529
Fortune Brands, Inc.	16,000	1,231,200
Newell Rubbermaid, Inc.(a)	55,000	1,582,900
Procter & Gamble Co.	69,400	4,399,266

		8,698,895

Electric Utilities — 0.7%
Entergy Corp.	21,300	1,828,179

Energy — 3.3%
Exxon Mobil Corp.	99,962	7,139,286
Noble Energy, Inc.	36,251	1,762,886

		8,902,172

Energy Equipment & Services — 0.1%
BJ Services Co.	5,500	165,880

Financial - Bank & Trust — 6.8%
Bank of America Corp.	170,320	9,175,138
Fifth Third Bancorp	46,400	1,849,040
Mellon Financial Corp.	46,900	1,819,720
State Street Corp.	26,100	1,676,403
U.S. Bancorp	71,100	2,406,024
Wachovia Corp.	20,500	1,137,750

		18,064,075

Financial Services — 11.0%
American Express Co.	25,300	1,462,593
Ameriprise Financial, Inc.	25,740	1,325,610
Citigroup, Inc.(a)	143,277	7,186,774
Fannie Mae	57,439	3,403,835
H&R Block, Inc.	47,800	1,044,908
JPMorgan Chase & Co.	201,549	9,561,485
Merrill Lynch & Co., Inc.	36,820	3,218,804
Morgan Stanley	29,371	2,244,826

		29,448,835

Strategic Partners Equity Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Foods — 0.8%
Campbell Soup Co.	24,700	$923,286
General Mills, Inc.	19,700	1,119,354

		2,042,640

Healthcare Providers & Services — 0.4%
Caremark Rx, Inc.	23,400	1,151,982

Healthcare Services — 1.7%
WellPoint, Inc.*	58,500	4,464,720

Hotels & Motels — 0.4%
Hilton Hotels Corp.	37,700	1,090,284

Insurance — 8.6%
ACE Ltd.	30,900	1,769,025
Allstate Corp. (The)	22,600	1,386,736
American International Group, Inc.	109,479	7,353,705
Axis Capital Holdings Ltd. (Bermuda)	84,979	2,791,560
Genworth Financial, Inc. (Class A Stock)	24,700	825,968
Hartford Financial Service Group, Inc.	29,800	2,597,666
Lincoln National Corp.	17,100	1,082,601
Marsh & McLennan Cos., Inc.	99,800	2,938,112
Progressive Corp. (The)	12,500	302,125
St. Paul Travelers Cos., Inc. (The)	30,100	1,539,013
Willis Group Holdings Ltd. (Bermuda)	7,300	277,619

		22,864,130

Internet Software & Services — 0.4%
Yahoo!, Inc.*	43,000	1,132,620

Media — 2.8%
CBS Corp. (Class B Stock)	23,700	685,878
Comcast Corp. (Class A Stock)*(a)	52,700	2,143,309
Dow Jones & Co., Inc.	24,600	863,214
New York Times Co. (Class A Stock)(a)	45,600	1,102,152
Viacom, Inc. (Class B Stock)*	35,400	1,377,768
Walt Disney Co. (The)	42,200	1,327,612

		7,499,933

Medical Supplies & Equipment — 0.3%
Boston Scientific Corp.*	51,200	814,592

Metals & Mining — 0.3%
Nucor Corp.	14,400	841,104

Oil & Gas — 7.2%
Baker Hughes, Inc.	49,445	3,414,177
ChevronTexaco Corp.	90,413	6,075,754
Murphy Oil Corp.(a)	33,200	1,565,712
Nabors Industries Ltd.*(a)	36,200	1,117,856
NiSource, Inc.	81,100	1,887,197
Royal Dutch Shell PLC, ADR (Netherlands)	20,400	1,420,248
Total SA, ADR (France)	54,500	3,713,630

		19,194,574

Paper & Forest Products — 1.0%
Bowater, Inc.(a)	25,200	526,932
International Paper Co.	60,100	2,004,335

		2,531,267

Pharmaceuticals — 7.4%
Bristol-Meyers Squibb Co.	27,200	673,200
Eli Lilly & Co.	33,300	1,865,133
Johnson & Johnson	33,500	2,257,900
Merck & Co., Inc.(a)	95,600	4,342,152
Pfizer, Inc.	125,930	3,356,034
Schering-Plough Corp.	61,600	1,363,824
Wyeth	112,800	5,756,184

		19,614,427

Restaurants — 0.5%
McDonald’s Corp.	28,500	1,194,720

Retail & Merchandising — 2.4%
CVS Corp.	8,400	263,592
Home Depot, Inc.	102,400	3,822,592
RadioShack Corp.	44,100	786,744
Wal-Mart Stores, Inc.	31,900	1,572,032

		6,444,960

Semiconductors & Semiconductor Equipment — 1.5%
Applied Materials, Inc.(a)	81,400	1,415,546
Intel Corp.	84,000	1,792,560
NVIDIA Corp.*	21,800	760,166

		3,968,272

Telecommunications — 7.0%
Alltel Corp.	15,100	804,981
AT&T, Inc.(a)	170,400	5,836,200
Cisco Systems, Inc.*	157,100	3,790,823
Citizens Communications Co.	4,300	63,038
QUALCOMM, Inc.	41,900	1,524,741
Qwest Communications International, Inc.*	107,000	923,410

	Shares	Value (Note 2)
Sprint Nextel Corp.	92,300	$1,725,087
Verizon Communications, Inc.	104,526	3,867,462

		18,535,742

Tobacco — 2.8%
Altria Group, Inc.	56,074	4,560,498
Loews Corp.	35,200	1,369,984
Loews Corp. - Carolina Group	28,400	1,642,088

		7,572,570

Transportation — 1.7%
Union Pacific Corp.	37,804	3,426,177
United Parcel Service, Inc. (Class B Stock)	15,500	1,167,925

		4,594,102

Utilities — 1.1%
AES Corp. (The)*	5,200	114,348
Duke Energy Corp.(a)	60,000	1,898,400
FirstEnergy Corp.	14,100	829,785

		2,842,533

Total Long-Term Investments (Cost $203,073,128)		261,947,101

Short-Term Investment — 12.2%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund - Taxable Money Market Series (Cost $32,552,231; includes $26,965,157 of cash collateral received for securities on loan)(b)(w)	32,552,231	32,552,231

Total Investments — 110.4% (Cost $235,625,359; Note 5)		294,499,332
Liabilities in Excess of Other Assets — (10.4)%		(27,717,725)

NET ASSETS — 100.0%		$266,781,607

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities is $26,061,841; cash collateral of $26,965,157 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(w)	Prudential Investments LLC, the co-manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (10.1% represents investments purchased with collateral received from securities on loan)	12.2%
Financial Services	11.0
Insurance	8.6
Pharmaceuticals	7.4
Oil & Gas	7.2
Telecommunications	7.0
Financial - Bank & Trust	6.8
Computer Services & Software	5.5
Capital Goods	5.0
Broadcasting & Cable	4.5
Energy	3.3
Consumer Products & Services	3.3
Tobacco	2.8
Media	2.8
Retail & Merchandising	2.4
Aerospace & Defense	1.9
Chemicals	1.8
Transportation	1.7
Healthcare Services	1.7
Beverages	1.6
Semiconductors & Semiconductor Equipment	1.5
Banks	1.1
Utilities	1.1
Paper & Forest Products	1.0
Broadcasting	0.9
Conglomerates	0.9
Foods	0.8
Commercial Services	0.7
Electric Utilities	0.7
Restaurants	0.5
Healthcare Providers & Services	0.4
Internet Software & Services	0.4
Hotels & Motels	0.4
Automobile Manufacturers	0.4
Metals & Mining	0.3
Medical Supplies & Equipment	0.3
Communication Equipment	0.2
Advertising	0.2
Energy Equipment & Services	0.1

110.4%
Liabilities in Excess of Other Assets	(10.4)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Long-Term Investments — 103.7%
Common Stocks — 61.8%
Advertising — 0.1%
Omnicom Group, Inc.	701	$71,116

Aerospace — 1.2%
Boeing Co.	1,259	100,544
Lockheed Martin Corp.	11,361	987,612

		1,088,156

Airlines
Southwest Airlines Co.	2,895	43,512

Automotive Parts — 0.4%
Group 1 Automotive, Inc.	5,708	327,126

Basic Materials - Chemical — 0.1%
Albemarle Corp.	1,824	118,615

Beverages — 1.5%
Coca-Cola Co.	20,309	948,836
Pepsi Bottling Group, Inc.	11,443	361,828
PepsiCo, Inc.	1,862	118,125

		1,428,789

Biotechnology
Biogen Idec, Inc.*	641	30,512

Broadcasting — 0.3%
Liberty Media Holding Corp. (Class A Stock)*	2,794	248,834

Building Materials — 0.3%
USG Corp.*	4,722	230,859

Business Services — 1.3%
Accenture Ltd. (Class A Stock)	26,092	858,688
Acxiom Corp.	15,750	389,812

		1,248,500

Cable Television — 0.9%
DirecTV Group, Inc. (The)*	36,671	817,030

Chemicals — 1.5%
Celanese Corp.	26,634	548,926
Georgia Gulf Corp.	4,738	101,346
HB Fuller Co.	2,372	58,802
Lyondell Chemical Co.	25,067	643,470

		1,352,544

Commercial Services — 0.2%
Apollo Group, Inc. (Class A Stock)*	4,290	158,558

Computer Hardware — 3.8%
Hewlett-Packard Co.	38,096	1,475,839
International Business Machines Corp.	17,659	1,630,455
Lexmark International, Inc. (Class A Stock)*	6,769	430,441

		3,536,735

Computer Services & Software — 0.2%
Cadence Design Systems, Inc.*	1,633	29,165
Microsoft Corp.	813	23,341
Oracle Corp.*	7,759	143,309

		195,815

Construction — 0.8%
Granite Construction, Inc.	13,986	728,671

Consumer Cyclicals - Motor Vehicle
ArvinMeritor, Inc.	1,617	24,287

Consumer Products & Services — 1.3%
Colgate-Palmolive Co.	14,315	915,731
Hasbro, Inc.	3,194	82,788
Johnson & Johnson	3,398	229,025

		1,227,544

Electronic Components & Equipment
AVX Corp.	1,517	23,908

Entertainment & Leisure — 1.2%
Disney, (Walt) Co.	18,942	595,916
Harley-Davidson, Inc.	7,197	493,930
Mattel, Inc.	1,905	43,110

		1,132,956

Environmental Services — 0.5%
Waste Management, Inc.	12,458	466,926

Farming & Agriculture
Delta & Pine Land Co.	980	39,700

Financial - Bank & Trust — 4.4%
Bank of America Corp.	30,661	1,651,708
Corus Bankshares, Inc.	7,280	149,458
Downey Financial Corp.	843	58,066
FirstFed Financial Corp.*	6,066	374,697
Keycorp	3,997	148,449
Mellon Financial Corp.	14,753	572,416
State Street Corp.	4,016	257,948
US Bancorp	3,997	135,258
Wells Fargo & Co.	21,085	765,175

		4,113,175

Financial Services — 7.5%
American Express Co.	11,868	686,089
Citigroup, Inc.	42,358	2,124,677

	Shares	Value (Note 2)
Freddie Mac	3,586	$247,398
Goldman Sachs Group, Inc.	6,708	1,273,111
IndyMac Bancorp, Inc.	4,909	223,114
Lehman Brothers Holdings, Inc.	8,465	658,916
Morgan Stanley	15,194	1,161,277
PNC Financial Services Group, Inc.	2,862	200,426
Washington Mutual, Inc.	8,492	359,212

		6,934,220

Food — 1.3%
Campbell Soup Co.	5,828	217,850
ConAgra Foods, Inc.	3,973	103,894
General Mills, Inc.	9,240	525,017
Kroger Co. (The)	13,051	293,517
Seaboard Corp.	37	52,244

		1,192,522

Health Care - Medical Products — 0.3%
Hillenbrand Industries, Inc.	5,475	321,273

Healthcare Services — 3.1%
Humana, Inc.*	13,294	797,640
McKesson Corp.	18,304	916,847
Sierra Health Services, Inc.*	9,487	324,835
UnitedHealth Group, Inc.	11,326	552,482
WellCare Health Plans, Inc.*	5,082	298,568

		2,890,372

Hotels & Motels — 0.1%
Choice Hotels International, Inc.	1,700	71,264

Industrial Products
Acuity Brands, Inc.	158	7,827

Insurance — 2.0%
ACE Ltd.	337	19,293
Arch Capital Group Ltd.*	7,874	506,219
Berkley, (W.R.) Corp.	17,052	628,537
Chubb Corp.	7,755	412,178
HCC Insurance Holdings, Inc.	4,769	160,525
Philadelphia Consolidated Holding Corp.*	3,091	120,920

		1,847,672

Internet Services — 0.3%
Expedia, Inc.*	6,377	103,626
RealNetworks, Inc.*	13,311	146,155

		249,781

Machinery & Equipment — 0.9%
Cummins, Inc.	6,550	831,719

Media — 0.9%
McGraw-Hill Cos., Inc. (The)	12,454	799,173

Medical Supplies & Equipment — 2.8%
Abbott Laboratories	887	42,141
Alcon, Inc. (Switzerland)	165	17,503
Amgen, Inc.*	16,914	1,283,942
Applera Corp. - Applied Biosystems Group	12,921	481,953
Baxter International, Inc.	243	11,171
Becton Dickinson & Co.	10,938	765,988

		2,602,698

Metals & Mining — 1.8%
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	5,779	349,514
Nucor Corp.	8,442	493,097
Phelps Dodge Corp.	3,633	364,681
Steel Dynamics, Inc.	7,026	422,333

		1,629,625

Office Equipment — 0.1%
Xerox Corp.*	2,851	48,467

Oil & Gas — 7.2%
ChevronTexaco Corp.	17,202	1,155,974
Covanta Holding Corp.*	7,038	143,083
EnCana Corp. (Canada)	17,374	825,091
Exxon Mobil Corp.	40,119	2,865,299
Grey Wolf, Inc.*	21,442	150,094
Marathon Oil Corp.	7,128	615,859
Sunoco, Inc.	5,562	367,815
Tesoro Corp.	1,877	120,015
Valero Energy Corp.	7,971	417,123

		6,660,353

Paper & Forest Products — 0.5%
Temple-Inland, Inc.	11,881	468,587

Pharmaceuticals — 2.6%
AmerisourceBergen Corp.	11,135	525,572
Biovail Corp.	6,266	96,935
Cardinal Health, Inc.	5,535	362,266
Merck & Co., Inc.	30,069	1,365,734
NBTY, Inc.*	348	9,681
Pfizer, Inc.	3,181	84,774

		2,444,962

Printing & Publishing — 0.1%
Wiley, (John) & Sons, Inc.	2,014	71,094

Railroads — 0.1%
Burlington North Santa Fe Corp.	213	16,514

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Norfolk Southern Corp.	523	$27,494
Union Pacific Corp.	717	64,982

		108,990

Restaurants — 0.2%
Chipotle Mexican Grill, Inc. (Class B Stock)*	1	59
McDonald’s Corp.	4,722	197,946

		198,005

Retail & Merchandising — 3.7%
American Eagle Outfitters, Inc.	2,027	92,837
Ann Taylor Stores Corp.*	2,848	125,369
Big Lots, Inc.*	26,818	565,323
Dollar Tree Stores, Inc.*	14,740	458,267
Federated Department Stores, Inc.	17,462	766,756
Kohl’s Corp.*	9,059	639,565
Office Depot, Inc.*	15,628	656,220
OfficeMax, Inc.	2,181	103,772

		3,408,109

Semiconductors — 1.2%
Freescale Semiconductor, Inc. (Class B Stock)*	5,245	206,286
Lam Research Corp.*	2,670	132,031
Micron Technology, Inc.*	30,948	447,199
National Semiconductor Corp.	171	4,153
Novellus Systems, Inc.*	237	6,553
ON Semiconductor Corp.*	23,431	145,741
Texas Instruments, Inc.	6,932	209,208
Zoran Corp.*	362	5,039

		1,156,210

Software — 0.3%
BMC Software, Inc.*	9,581	290,400

Telecommunications — 2.3%
AT&T Corp.	18,600	637,050
BellSouth Corp.	5,552	250,395
CenturyTel, Inc.	17	684
Cisco Systems, Inc.*	29,974	723,273
Interdigital Communications Corp.*	2,047	73,201
Motorola, Inc.	3,574	82,416
Verizon Communications, Inc.	9,249	342,213

		2,109,232

Transportation — 0.3%
FedEx Corp.	558	63,913
United Parcel Service, Inc. (Class B Stock)	2,837	213,768

		277,681

Utilities — 2.2%
AES Corp.*	32,632	717,578
McDermott International, Inc.*	5,335	238,474
TXU Corp.	17,301	1,092,212

		2,048,264

Total Common Stocks (Cost $47,209,931)		57,322,368

	Principal Amount (000#)
U.S. Government Agency Mortgage-Backed Securities — 13.6%
Federal Home Loan Mortgage Corp.
4.50%, 01/01/19	644	623,236
5.00%, 01/01/21 - 04/01/21	532	523,336
5.50%, 12/01/33	448	444,422
6.50%, 06/01/16 - 06/01/31	280	284,651
7.00%, 06/01/14 - 08/01/29	97	99,264
Federal National Mortgage Assoc.
4.50%, 05/01/19	209	202,648
5.00%, 11/01/33 - 02/01/36	1,906	1,842,275
5.50%, 12/01/16 - 01/01/34	2,608	2,583,124
5.50%, TBA	750	750,703
6.00%, TBA	1,927	1,937,638
6.00%, 12/01/13 - 04/01/14	155	157,570
6.50%, TBA	2,031	2,068,448
6.50%, 07/01/29 - 01/01/32	284	289,357
7.00%, 05/01/11 - 06/01/32	308	315,998
7.50%, 07/01/29 - 09/01/30	57	59,379
Government National Mortgage Assoc.
6.00%, 08/15/28	30	30,663
6.50%, 05/15/28 - 03/15/29	243	249,347
7.00%, 08/15/29 - 05/15/31	110	113,306
7.50%, 05/15/30	20	21,096

Total U.S. Government Agency Mortgage-Backed Securities (Cost $12,609,037)		12,596,461

U.S. Government Agency Obligations — 6.6%
Federal Home Loan Bank
4.625%, 02/01/08	700	696,446
5.125%, 09/29/10	920	927,215

	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp.
5.00%, 09/16/08	1,129	$1,131,238
5.30%, 05/12/20	1,000	964,423
5.50%, 03/28/16	400	403,500
Federal National Mortgage Assoc.
4.75%, 08/03/07	940	936,705
5.80%, 02/09/26	1,100	1,094,460

Total U.S. Government Agency Obligations (Cost $6,127,223)		6,153,987

U.S. Treasury Obligations — 6.4%
U.S. Treasury Bonds
6.125%, 11/15/27	200	234,906
7.125%, 02/15/23	750	944,062
8.125%, 08/15/21	545	735,494
U.S. Treasury Inflationary Bond, TIPS
2.00%, 01/15/16	800	798,373
U.S. Treasury Notes
4.875%, 04/30/11 - 08/15/16	1,726	1,748,320
5.125%, 06/30/11	1,450	1,482,795

Total U.S. Treasury Obligations (Cost $5,855,483)		5,943,950

	Moody’s Ratings (Unaudited)
Collateralized Mortgage Obligations — 6.3%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class XP, IO(c) 0.82%, 11/10/39	AAA	(d)	2,344	49,086
Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class X2, IO(c) 0.93%, 02/13/46	AAA	(d)	4,189	133,900
Series 2006-BBA7, Class A1, 144A(c)(g) 5.43%, 03/15/19	Aaa		190	189,999
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X, IO 1.13%, 09/15/30	AAA	(d)	5,109	134,544
Countrywide Asset-Backed Certificate, Series 2006-6, Class 2A1(c) 5.39%, 09/25/36	Aaa		126	126,372

	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)
Federal Home Loan Mortgage Corp., Series 2937, Class KA 4.50%, 12/15/14	Aaa		416	$411,377
Series 2527, Class BN 5.00%, 02/15/16	Aaa		713	707,511
Series 2567, Class OD 5.00%, 08/15/15	Aaa		275	273,500
Federal National Mortgage Assoc., Series 2003-92, Class PD 4.50%, 03/25/17	Aaa		688	670,219
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5(c) 5.224%, 04/10/37	Aaa		1,400	1,394,388
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2 3.478%, 07/15/27	AAA	(d)	700	680,861
Series 2005-C3, Class A3 4.647%, 07/15/30	Aaa		500	489,154
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A1, 144A(c)(g) 5.406%, 09/15/21	Aaa		193	193,407
Series 2005-LLFA, Class A1, 144A(c)(g) 5.42%, 07/15/18	Aaa		132	132,048
Master Alternative Loans Trust, Series 2003-8, Class 4A1 7.00%, 12/25/33	AAA	(d)	39	39,101
Morgan Stanley Capital I, Series 2006-XLF, Class A1, 144A(c)(g) 5.41%, 07/15/19	Aaa		125	124,946
Washington Mutual, Series 2005-AR11, Class A1C1(c) 5.52%, 08/25/45	Aaa		43	43,141

Total Collateralized Mortgage Obligations (Cost $5,795,066)				5,793,554

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Corporate Obligations — 5.4%
Aerospace — 0.1%
Lockheed Martin Corp., Notes, 144A 6.15%, 09/01/36	Baa1	36	$38,253
United Technologies Corp., Sr. Notes 6.05%, 06/01/36	A2	90	96,417

			134,670

Beverages — 0.2%
Miller Brewing Co., Notes, 144A (g) 4.25%, 08/15/08	Baa1	200	196,205

Broadcasting — 0.3%
Cox Communications, Inc., Notes 7.125%, 10/01/12	Baa3	150	160,344
News America Holdings Co., Gtd. Notes 7.75%, 01/20/24	Baa2	100	112,276

			272,620

Chemicals
Dow Chemical Co. (The), Debs. 7.375%, 11/01/29	A3	36	42,231

Commercial Services — 0.1%
D.R. Horton, Inc., Sr. Notes 7.875%, 08/15/11	Baa3	120	129,168

Electric - Integrated — 0.1%
Consolidated Edison Co. of New York, Debs. Notes 5.50%, 09/15/16	A1	80	80,430

Entertainment & Leisure
Time Warner, Inc., Gtd. Bonds 7.625%, 04/15/31	Baa2	36	40,589

Environmental Services — 0.2%
Waste Management, Inc., Sr. Notes 7.00%, 07/15/28	Baa3	130	143,125

Financial - Bank & Trust — 0.4%
Bank of America NA, Sub. Notes 6.00%, 10/15/36	Aa2	60	61,870
HSBC Finance Corp., Sr. Notes 4.625%, 09/15/10	Aa3	90	88,349
PNC Bank NA, Sub. Notes 4.875%, 09/21/17	A2	110	105,017
Wells Fargo & Co., Sr. Unsec’d. Notes 4.625%, 08/09/10	Aa1	140	137,916

			393,152

Financial - Brokerage — 0.4%
Merrill Lynch & Co., Inc., Notes 4.25%, 02/08/10	Aa3	100	97,281
Inc., Sub. Notes 6.05%, 05/16/16	A1	100	103,846
Morgan Stanley, Notes
4.00%, 01/15/10	Aa3	50	48,287
4.25%, 05/15/10	Aa3	150	145,127

			394,541

Financial Services — 0.5%
Abbey National PLC, Sub. Notes (United Kingdom) 7.95%, 10/26/29	A1	36	45,649
AXA SA, Sub. Notes (France) 8.60%, 12/15/30	A3	36	47,286
Capital One Financial Co., Sr. Notes 5.70%, 09/15/11	Baa1	80	81,108
Devon Financing Corp. ULC, Gtd. Notes 7.875%, 09/30/31	Baa2	66	80,998
General Electric Capital Corp., Notes 6.125%, 02/22/11	Aaa	90	93,428
John Deere Capital Corp., Sr. Notes 4.50%, 08/25/08	A3	140	138,278

			486,747

Food — 0.2%
Cadbury Schweppes US Finance LLC, Gtd. Notes, 144A (g) 3.875%, 10/01/08	Baa2	90	87,619

	Moody’s Ratings (Unaudited)		Principal Amount (000)#		Value (Note 2)
Kellogg Co., Debs. Bonds 7.45%, 04/01/31	A3		36		$43,648
Kraft Foods, Inc., Bonds 6.50%, 11/01/31	A3		36		39,103

					170,370

Insurance — 0.1%
Genworth Financial, Inc., Notes 4.95%, 10/01/15	A2		70		67,832

Media — 0.1%
Knight Ridder, Inc., Notes 7.125%, 06/01/11	Ba1		80		83,486

Medical Supplies & Equipment — 0.3%
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes 5.625%, 12/15/15	Baa3		130		128,669
Schering-Plough Corp., Sr. Notes(c) 5.55%, 12/01/13	Baa1		100		100,587

					229,256

Metals & Mining — 0.1%
Alcan, Inc., Notes (Canada) 4.50%, 05/15/13	Baa1		50		47,243

Oil & Gas — 0.6%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes 5.95%, 09/15/16	Baa2		50		50,779
ConocoPhillips Holding Co., Sr. Notes 6.95%, 04/15/29	A1		36		41,557
Enterprise Products Operating LP, Sr. Notes
4.95%, 06/01/10	Baa3		190		186,780
6.65%, 10/15/34	Baa3		60		61,464
Premcor Refining Group, Inc. (The), Gtd. Notes 6.125%, 05/01/11	Baa3		140		143,051
XTO Energy, Inc., Sr. Unsec’d. Notes 5.30%, 06/30/15	Baa2		50		48,711

					532,342

Retail & Merchandising — 0.1%
Target Corp., Sr. Unsec’d. Notes 7.00%, 07/15/31	A1		36		42,280
Wal-Mart Stores, Inc., Bonds 5.25%, 09/01/35	Aa2		50		47,031
Sr. Unsec’d. Notes 7.55%, 02/15/30	Aa2		36		44,444

					133,755

Telecommunications — 0.6%
AT&T Corp., Notes 6.00%, 03/15/09	A	(d)	—	(r)	203
Sr. Notes 7.30%, 11/15/11	A2		115		125,158
BellSouth Corp., Notes 6.875%, 10/15/31	A2		36		38,538
Nextel Communications, Sr. Notes 5.95%, 03/15/14	Baa3		260		255,307
Sprint Capital Corp., Gtd. Notes 6.875%, 11/15/28	Baa3		30		30,739
Telecom Italia Capital SA, Co., Gtd. Notes (Italy) 4.00%, 01/15/10	Baa2		45		42,861
Verizon Communications, Inc., Sr. Unsec’d. Notes 5.55%, 02/15/16	A3		30		29,873

					522,679

Utilities — 1.0%
Carolina Power & Light, First Mortgage 5.15%, 04/01/15	A3		30		29,481
CenterPoint Energy Resources Corp., Unsec’d. Notes 6.50%, 02/01/08	Baa3		275		278,244
Dominion Resources, Inc., Notes
4.125%, 02/15/08	Baa2		250		246,242
4.75%, 12/15/10	Baa2		70		68,417
FirstEnergy Corp., Notes 7.375%, 11/15/31	Baa3		66		77,201

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Moody’s Ratings (Unaudited)		Principal Amount (000)#		Value (Note 2)
Hydro-Quebec, Local Gov’t. Gtd. Notes (Canada) 8.40%, 01/15/22	Aa3		36		$47,009
Nisource Finance Corp., Gtd. Notes 5.25%, 09/15/17	Baa3		20		18,831
Pacific Gas & Electric Corp., Unsec’d. Bonds 6.05%, 03/01/34	Baa1		80		81,720
Southern California Edison Co., First Mortgage 5.625%, 02/01/36	A2		80		78,696

					925,841

Total Corporate Obligations (Cost $4,982,073)					5,026,282

Asset-Backed Securities — 2.7%
ABSC NIMs Trust, Series 2004-HE5, Class A1, 144A(g) 5.00%, 08/27/34	BBB+	(d)	1		1,128
Accredited Mortgage Loan Trust, Series 2006-2, Class A1(c) 5.36%, 09/25/36	Aaa		143		142,958
Series 2006-1, Class A1(c) 5.38%, 04/25/36	Aaa		97		97,164
Ameriquest Finance NIM Trust, Series 2004-RN5, Class A, 144A (g) 5.193%, 06/25/34	BBB+	(d)	—	(r)	174
Ameriquest Mortgage Securities, Inc., Series 2006-R1, Class A2A(c) 5.40%, 03/25/36	Aaa		82		82,409
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A4(c) 5.38%, 04/15/10	Aaa		550		550,249
CNH Equipment Trust, Series 2004-A, Class A3A(c) 5.39%, 10/15/08	Aaa		56		55,678
Countrywide Asset Backed Certificates, Series 2006-BC2, Class 2A1(c) 5.36%, 01/25/45	Aaa		283		283,184
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV1(c) 5.38%, 03/25/36	Aaa		67		67,462
Indymac Residential Asset Backed Trust, Series 2006-B, Class 2A1(c) 5.38%, 06/25/36	Aaa		95		94,882
Long Beach Mortgage Loan Trust, Series 2006-6, Class 2A1(c) 5.37%, 07/25/36	Aaa		420		419,802
Series 2006-2, Class 2A1(c) 5.39%, 03/25/36	Aaa		77		76,992
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A1(c) 5.38%, 03/25/36	Aaa		127		126,766
Series 2006-HE1, Class A1(c) 5.40%, 02/25/36	Aaa		77		76,582
Novastar Home Equity Loan, Series 2005-4, Class A2A(c) 5.41%, 01/25/36	Aaa		122		121,701
Residential Asset Securities Corp., Series 2004-KS2, Class MI1(c) 4.71%, 03/25/34	Aa2		75		73,193
SLM Student Loan Trust, Series 2006-7, Class A1(c) 5.34%, 04/25/12	Aaa		275		274,894

Total Asset-Backed Securities (Cost $2,546,326)					2,545,218

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Municipal Bonds — 0.9%
Illinois — 0.2%
Illinois State Taxable Pension 5.10%, 06/01/33	Aa3	200	$193,126

Massachusetts — 0.7%
Massachusetts State Special Obligation Tax Revenue 5.50%, 01/01/34	Aaa	500	605,620

Total Municipal Bonds (Cost $767,936)			798,746

		Units
Warrant*
Telecommunications
Lucent Technologies, Inc., expiring on 12/10/07 (cost $541)		398	70

Total Long-Term Investments (Cost $85,893,616)			96,180,636

		Shares
Short-Term Investments — 2.1%
Affiliated Money Market Mutual Fund — 0.9%
Dryden Core Investment Fund - Taxable Money Market Series (cost $824,102)(w)		824	824,102

		Principal Amount (000)#
U.S. Government Agency Obligations — 1.2%
Federal Home Loan Bank(n) 4.98%, 11/01/06 (cost $1,140,000)		1,140	1,140,000

Total Short-Term Investments (Cost $1,964,102)			1,964,102

Total Investments — 105.8% (Cost $87,857,718; Note 5)			98,144,738
Liabilities in Excess of Other Assets(u) — (5.8)%			(5,402,286)

NET ASSETS — 100.0%			$92,742,452

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
IO	Interest Only
TBA	Securities Purchased on a Forward Commitment Basis
TIPS	Treasury Inflation Protected Securities
#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(n)	Rate shown is the effective yield at purchase date.
(r)	Less than $1,000 par.

Strategic Partners Balanced Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

(u)	Liabilities in excess of other assets includes unrealized appreciation (depreciation) on futures contracts as follows:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at October 31, 2006	Unrealized Appreciation
Long Position:
2	S&P 500	Dec 06	$655,250	$691,600	$36,350
53	2 Year U.S. Treasury Notes	Dec 06	10,819,468	10,833,531	14,063
35	5 Year U.S. Treasury Notes	Dec 06	3,683,782	3,694,688	10,906

					$61,319	(1)

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at October 31, 2006	Unrealized Depreciation
Short Position:
14	10 Year U.S. Treasury Notes	Dec 06	$1,507,626	$1,515,063	$(7,437)
21	30 Year U.S. Treasury Bonds	Dec 06	2,346,093	2,365,781	(19,688)

					$(27,125	)(1)

(1)	Cash of $47,250 has been segregated with the custodian to cover requirements for open futures contracts at October 31, 2006.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
U.S. Government Agency Mortgage-Backed Securities	13.6%
Financial Services	8.0
U.S. Government Agency Obligations	7.8
Oil & Gas	7.8
U.S. Treasury Obligations	6.4
Collateralized Mortgage Obligations	6.3
Financial - Bank & Trust	4.7
Retail & Merchandising	3.8
Computer Hardware	3.8
Utilities	3.2
Healthcare Services	3.1
Medical Supplies & Equipment	3.0
Telecommunications	2.9
Asset-Backed Securities	2.7
Pharmaceuticals	2.7
Insurance	2.1
Media	1.9
Metals & Mining	1.9
Beverages	1.7
Chemicals	1.5
Food	1.5
Business Services	1.3
Aerospace	1.3
Entertainment & Leisure	1.2
Semiconductors	1.2
Consumer Products & Services	1.2
Machinery & Equipment	0.9
Affiliated Money Market Mutual Fund	0.9
Municipal Bonds	0.9
Construction	0.8
Environmental Services	0.7
Broadcasting	0.6
Paper & Forest Products	0.5
Financial - Brokerage	0.4
Automotive Parts	0.4
Health Care - Medical Products	0.3
Software	0.3
Commercial Services	0.3
Transportation	0.3
Internet Services	0.3
Building Materials	0.3
Restaurants	0.2
Computer Services & Software	0.2
Commercial Banks	0.1
Basic Materials - Chemical	0.1
Leisure Equipment & Products	0.1
Railroads	0.1
Electric - Integrated	0.1
Hotels, Restaurants & Leisure	0.1
Advertising	0.1
Printing & Publishing	0.1
Office Equipment	0.1

105.8%
Liabilities in Excess of Other Assets	(5.8)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)
Long-Term Investments — 90.5%
CORPORATE BONDS — 90.4%
Advertising — 0.6%
R.H. Donnelley Corp., Sr. Notes 8.875%, 01/15/16	B3		525	$541,406

Aerospace — 0.7%
Armor Holdings, Inc., Sr. Sub. Notes 8.25%, 08/15/13	B1		160	165,600
K&F Acquisition, Inc., Gtd. Notes, PIK 7.75%, 11/15/14	Caa1		510	516,375

				681,975

Airlines — 0.3%
Delta Air Lines, Inc., Pass Through Certificates, 144A (g)(i) 7.57%, 05/18/12	BB	(d)	245	245,613

Automotive - OEM — 6.3%
Ford Motor Co., Notes(a) 7.45%, 07/16/31	B3		250	195,937
Ford Motor Credit Co., Bonds(a)
7.375%, 02/01/11	B1		820	783,494
Notes
7.00%, 10/01/13	B1		200	185,925
7.875%, 06/15/10	B1		1,725	1,683,279
Sr. Notes
7.25%, 10/25/11	B1		125	118,225
General Motors Acceptance Corp.,
Bonds
8.00%, 11/01/31	Ba1		200	214,294
Notes
6.75%, 12/01/14(a)	Ba1		750	743,577
7.00%, 02/01/12	Ba1		1,650	1,661,205
7.25%, 03/02/11	Ba1		250	254,717
General Motors Corp., Debs. 8.25%, 07/15/23	Caa1		200	177,500

				6,018,153

Automotive Parts — 1.5%
ArvinMeritor, Inc., Notes(a) 8.75%, 03/01/12	Ba3		300	294,750
Cooper-Standard Automotive, Inc., Gtd. Notes(a) 7.00%, 12/15/12	B3		150	132,000
Goodyear Tire & Rubber Co., Sr. Notes 9.00%, 07/01/15	B2		225	227,531
Tenneco, Inc., Gtd. Notes(a) 8.625%, 11/15/14	B3		100	100,750
Sec’d. Notes 10.25%, 07/15/13	Ba3		190	208,050
TRW Automotive, Inc., Sr. Notes 9.375%, 02/15/13	Ba3		464	497,060

				1,460,141

Business Services — 5.1%
Buhrmann US, Inc., Gtd. Notes 7.875%, 03/01/15	B2		275	261,250
DJ CDX HY 7 TI, Pass Through Certificates, 144A(a) 8.375%, 12/29/11	B3		4,500	4,590,225

				4,851,475

Cable — 1.9%
CCO Holdings LLC / CCO Holdings Capital Corp., Sr. Notes 8.75%, 11/15/13	Caa1		300	305,250
Echostar DBS Corp., Gtd. Notes, 144A 7.125%, 02/01/16	Ba3		635	620,713
Sr Notes, 144A 6.375%, 10/01/11	Ba3		850	841,500

				1,767,463

Capital Goods - Others — 0.2%
Dresser-Rand Group, Inc., Gtd. Notes 7.375%, 11/01/14	B1		200	197,750

Chemicals — 4.0%
BCP Crystal Holdings Corp., Sr. Sub. Notes 9.625%, 06/15/14	B3		312	342,420

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Crystal US Holdings, Sr. Disc. Notes Zero Coupon (until 10/01/09) 10.50%,(v) 10/01/14	B3	650	$546,000
Equistar Chemicals LP, Gtd. Notes 10.125%, 09/01/08	B1	250	265,000
Ineos Group Holdings PLC, Sr. Sub. Notes, 144A (United Kingdom)(a) 8.50%, 02/15/16	B2	450	433,125
KRATON Polymers LLC, Gtd. Notes 8.125%, 01/15/14	B3	500	485,000
Lyondell Chemical Co., Gtd. Notes
8.00%, 09/15/14	B1	100	102,250
8.25%, 09/15/16	B1	100	103,000
Nalco Co.,
Sr. Notes 7.75%, 11/15/11	B1	100	101,750
Sr. Sub. Notes 8.875%, 11/15/13	B3	350	368,375
NOMA Luxembourg SA, Sr. Notes (Luxembourg) 9.75%, 07/15/11	B1	EUR125	179,082
PQ Corp., Gtd. Notes 7.50%, 02/15/13	B3	250	239,375
Rhodia SA, Sr. Sub. Notes (France)(a) 8.875%, 06/01/11	B3	120	126,000
Rockwood Specialties Group, Inc., Gtd. Notes (United States) 7.625%, 11/15/14	B3	EUR375	504,939

			3,796,316

Computer Services & Software — 0.9%
Sungard Data Systems, Inc., Gtd. Notes 9.125%, 08/15/13	Caa1	798	827,925

Conglomerates — 0.1%
Invensys PLC, Sr. Notes, 144A (United Kingdom) 9.875%, 03/15/11	B2	94	102,460

Consumer Products – Household & Leisure
Sleepmaster LLC, Gtd. Notes(g)(i) 11.00%, 05/15/09	NR	234	0

Containers & Packaging — 3.1%
Crown Americas LLC, Sr. Notes 7.75%, 11/15/15	B1	600	615,750
Jefferson Smurfit Corp. US, Gtd. Notes 7.50%, 06/01/13	B2	125	116,562
Owens-Brockway Glass Container, Inc., Gtd. Notes
6.75%, 12/01/14	B3	250	240,000
8.875%, 02/15/09	Ba2	110	112,750
Sec’d. Notes
8.75%, 11/15/12	Ba2	1,000	1,055,000
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
8.375%, 07/01/12	B2	730	711,750
9.75%, 02/01/11	B2	108	111,375

			2,963,187

Defense — 1.0%
DRS Technologies, Inc., Gtd. Notes 7.625%, 02/01/18	B3	275	281,188
L-3 Communications Corp., Sr. Sub. Notes 6.375%, 10/15/15	Ba3	650	640,250

			921,438

Diversified — 7.6%
TRAINS HY-1-2006, 144(a) 7.55%, 05/01/16	B1	7,178	7,254,374

Diversified Operations — 0.1%
Trinity Industries, Inc., Sr. Unsub. Notes 6.50%, 03/15/14	Ba1	120	117,750

Electronic Components — 0.6%
Celestica, Inc., Sr. Sub. Notes (Canada) 7.625%, 07/01/13	B2	250	250,625
Communications & Power Industries, Inc., Sr. Sub. Notes 8.00%, 02/01/12	B2	250	251,250

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Solectron Global FInance Ltd., Gtd. Notes(a) 8.00%, 03/15/16	B3	100	$100,625

			602,500

Energy — 0.4%
Peabody Energy Corp., Gtd. Notes 6.875%, 03/15/13	Ba1	190	192,850
Sr. Notes 7.375%, 11/01/16	Ba1	150	156,000

			348,850

Entertainment & Leisure — 1.2%
Choctaw Resort Development Enterprise, Sr. Notes, 144A 7.25%, 11/15/19	Ba2	250	248,750
Universal City Development Partners, Sr. Notes 11.75%, 04/01/10	B2	500	538,750
Universal City Florida Holding Co., Sr. Notes(c) 10.121%, 05/01/10	B3	300	308,625

			1,096,125

Environmental — 1.2%
Allied Waste North America, Inc., Gtd. Notes
7.125%, 05/15/16	B2	450	445,500
Sr. Notes
7.25%, 03/15/15	B2	310	310,000
7.875%, 04/15/13	B2	350	359,625

			1,115,125

Financial Services — 0.4%
Chukchansi Economic Development Authority, Sr. Notes, 144A 8.00%, 11/15/13	B2	180	187,200
TNK-BP Finance SA, Gtd. Notes, 144A (Russia) 7.50%, 07/18/16	Baa2	200	209,252

			396,452

Food & Beverage — 1.0%
Delhaize America, Inc., Gtd. Notes 9.00%, 04/15/31	Ba1	575	674,583
Ingles Markets, Inc., Gtd. Notes 8.875%, 12/01/11	B3	270	281,475

			956,058

Food — 0.3%
Supervalu Inc., Sr. Notes 7.50%, 11/15/14	B1	300	305,150

Gaming — 3.9%
Boyd Gaming Corp., Sr. Sub. Notes 7.125%, 02/01/16	Ba3	200	195,250
Codere Finance Luxembourg SA, Sr. Notes (Luxembourg) 8.25%, 06/15/15	B2	EUR125	171,504
Herbst Gaming, Inc., Gtd. Notes 7.00%, 11/15/14	B3	150	144,938
MGM Mirage, Gtd. Notes
6.875%, 04/01/16	Ba2	600	570,000
8.375%, 02/01/11	B1	750	779,062
Seneca Gaming Corp., Sr. Notes 7.25%, 05/01/12	Ba2	200	201,250
Station Casinos, Inc., Sr. Sub. Notes
6.50%, 02/01/14	Ba3	500	456,250
6.875%, 03/01/16	Ba3	265	243,137
Wynn Las Vegas LLC, First Mortgage(a) 6.625%, 12/01/14	B1	1,000	980,000

			3,741,391

Healthcare - Medical Products — 0.9%
CDRV Investors, Inc., Sr. Disc. Notes, Zero Coupon (until 1/01/10) 9.625%,(v) 01/01/15	Caa2	375	290,625
VWR International, Inc., Sr. Sub. Notes 8.00%, 04/15/14	Caa1	550	565,125

			855,750

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Moody’s Ratings (Unaudited)		Principal Amount (000)#	Value (Note 2)
Healthcare - Pharmaceuticals
Nycomed A/S, Sr. Notes., PIK (Denmark) 11.75%, 09/15/13	NR		EUR16	$20,988

Healthcare - Services — 1.9%
DaVita, Inc., Gtd. Notes(a) 7.25%, 03/15/15	B3		430	427,850
Service Corp. International/ US, Sr. Notes, 144A 7.625%, 10/01/18	B1		200	205,500
Tenet Healthcare Corp., Sr. Notes 9.875%, 07/01/14	Caa1		250	244,687
Sr. Unsec’d. Notes 7.375%, 02/01/13(a)	Caa1		423	374,884
Triad Hospitals, Inc. Sr. Sub. Notes 7.00%, 11/15/13	B2		550	534,875

				1,787,796

Hospitals/Hospital Management — 1.7%
Fresenius Medical Care Capital Trust IV, Gtd. Notes 7.875%, 06/15/11	B1		300	309,000
HCA, Inc., Notes
7.69%, 06/15/25	Ba2		350	281,738
Sr. Unsec’d. Notes
6.25%, 02/15/13	Ba2		250	208,125
6.95%, 05/01/12	Ba2		700	618,625
Rotech Healthcare, Inc., Gtd. Notes(a) 9.50%, 04/01/12	Caa3		300	195,000

				1,612,488

Machinery — 0.3%
Chart Industries, Inc., Sr. Sub. Notes, 144A 9.125%, 10/15/15	B3		270	282,150

Media — 0.5%
DirecTV Holdings LLC /DirecTV Financing Co., Sr. Notes 8.375%, 03/15/13	Ba3		500	518,750

Media - Cable — 3.5%
Cablevision Systems Corp., Sr. Notes 8.00%, 04/15/12	B3		250	242,813
Charter Communications Operating LLC, Sr. Notes, 144A 8.00%, 04/30/12	B3		410	418,200
Charter Communications Term B, 144A(c) 8.01%, 04/25/13	B2		500	504,906
CSC Holdings, Inc., Sr. Notes
6.75%, 04/15/12	B+	(d)	75	73,969
7.625%, 04/01/11	B2		850	857,437
Sr. Notes, 144A
6.75%, 04/15/12	B2		350	345,188
Telenet Group Holding NV, Disc. Notes, Zero Coupon (until 12/15/08), 144A (Belgium) 11.50%(v), 06/15/14	Caa1		655	588,681
UPC Holding BV, Sec’d. Notes (Netherlands) 7.75%, 01/15/14	B3		EUR250	312,695

				3,343,889

Metals & Mining — 0.3%
Novelis, Inc., Sr. Notes, 144A (Canada) 8.25%, 02/15/15	B3		265	253,075

Oil & Gas Exploration/Production — 1.0%
Hanover Compressor Co., Sr. Notes 9.00%, 06/01/14	B2		300	319,500
Roseton/Danskammer, Pass Through Certificates 7.27%, 11/08/10	Ba3		200	201,000
SemGroup LP, Sr. Notes, 144A 8.75%, 11/15/15	B1		400	403,000

				923,500

Oil, Gas & Consumable Fuels — 4.0%
AmeriGas Partners LP, Sr. Notes 7.125%, 05/20/16	B1		740	730,750
Chesapeake Energy Corp., Gtd. Notes
7.75%, 01/15/15	Ba2		125	128,750
Sr. Notes 6.375%, 06/15/15	Ba2		875	844,375
7.00%, 08/15/14	Ba2		300	300,750
7.50%, 06/15/14	Ba2		25	25,594

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
El Paso Production Holding Co., Gtd. Notes 7.75%, 06/01/13	B1	750	$768,750
Newfield Exploration Co., Sr. Sub Notes
6.625%, 09/01/14	Ba3	200	196,750
6.625%, 04/15/16	Ba3	100	98,250
Pogo Producing Co., Sr. Sub Notes, 144A(a) 7.875%, 05/01/13	B1	575	585,062
Pride International, Inc., Sr. Notes 7.375%, 07/15/14	Ba2	125	129,063

			3,808,094

Packaging — 0.2%
Gerresheimer Holdings GMBH, Gtd. Notes (Germany) 7.875%, 03/01/15	Caa1	EUR125	161,134
Russell-Stanley Holdings, Inc., Sr. Sub. Notes, 144A (g)(i) 9.00%, 11/30/08	NR	55	0

			161,134

Paper & Forest Products — 4.5%
Abitibi-Consolidated, Inc., Notes (Canada)(a) 8.55%, 08/01/10	B2	475	456,594
Bowater Canada Finance, Gtd. Notes (Canada) 7.95%, 11/15/11	B2	160	152,800
Cascades, Inc., Sr. Notes (Canada) 7.25%, 02/15/13	Ba3	310	303,800
Georgia Pacific Corp., Debs.
7.375%, 12/01/25	B2	340	329,800
7.70%, 06/15/15	B2	600	609,000
9.50%, 12/01/11	B2	500	543,750
Notes
7.75%, 11/15/29	B2	50	49,375
Sr. Notes
8.00%, 01/15/24	B2	310	311,550
JSG Holding PLC, Sr. Notes, PIK (Ireland) 11.50%, 10/01/15	Caa2	EUR162	212,985
Smurfit Capital Funding PLC, Debs. (Ireland) 7.50%, 11/20/25	B1	100	93,500
Smurfit Kappa Funding, Sr. Notes (Ireland) 9.625%, 10/01/12	B3	840	889,350
Verso Paper Holdings LLC, Sec’d. Notes, 144A 9.125%, 08/01/14	B2	300	304,500

			4,257,004

Personnel Services — 0.1%
Corrections Corp. of America, Gtd. Notes 6.75%, 01/31/14	Ba3	130	129,675

Pipelines & Other — 0.8%
Dynegy Holdings, Inc., Sr. Unsec’d. Notes 8.375%, 05/01/16	B2	750	770,625

Printing & Publishing — 0.7%
Dex Media West LLC/ Dex Media Finance Co., Sr. Notes 8.50%, 08/15/10	B1	500	518,125
Sr. Sub. Notes 9.875%, 08/15/13	B2	150	162,938

			681,063

Publishing — 0.9%
Lighthouse International Co. SA, Gtd. Notes (Luxembourg) 8.00%, 04/30/14	B2	EUR375	519,896
Primedia, Inc., Gtd. Notes 8.875%, 05/15/11	B2	125	124,063
Sr. Notes 8.00%, 05/15/13	B2	225	209,812

			853,771

Real Estate — 0.2%
Forest City Enterprises, Inc., Sr. Unsec’d. Notes 6.50%, 02/01/17	Ba3	150	141,000

Real Estate Investment Trusts — 1.0%
Host Marriott LP, Sr. Notes 7.00%, 08/15/12	Ba1	500	505,000

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Ventas Realty LP, Gtd. Notes 6.75%, 04/01/17	Ba2	450	$453,375

			958,375

Retailers — 1.0%
Ferrellgas Escrow LLC/ Ferrellgas Finance Escrow Corp., Sr. Notes 6.75%, 05/01/14	Ba3	750	731,250
Ferrellgas Partners LP/ Ferrellgas Partners Finance, Sr. Notes 8.75%, 06/15/12	B2	200	206,500

			937,750

Semiconductors — 0.2%
Sensata Technologies BV, Sr. Notes, 144A (Netherlands) 8.00%, 05/01/14	Caa1	200	193,000

Services Cyclical - Rental Equipment — 0.6%
Hertz Corp., Sr. Notes, 144A 8.875%, 01/01/14	B1	565	590,425

Technology — 0.2%
Sanmina-SCI Corp., Sr. Sub. Notes 8.125%, 03/01/16	Ba3	175	172,156

Telecommunications — 9.0%
Cincinnati Bell, Inc., Sr. Sub. Notes(a) 8.375%, 01/15/14	B2	425	433,500
Citizens Communications Co., Sr. Notes
6.25%, 01/15/13	Ba2	125	121,875
9.00%, 08/15/31	Ba2	210	228,112
Hawaiian Telecom Communications, Inc., Gtd. Notes(a) 9.75%, 05/01/13	B3	200	207,000
Intelsat Corp., Gtd. Notes 9.00%, 06/15/16	B2	300	313,500
Intelsat Corp., Gtd. Notes 9.00%, 08/15/14	B2	125	130,625
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda) 8.625%, 01/15/15	B2	970	1,006,375
Nordic Telephone Co. Holdings, Sr. Notes, 144A (Denmark)
8.25%, 05/01/16	B2	EUR125	173,897
8.875%, 05/01/16	B2	500	523,750
Nortel Networks Ltd., Gtd. Notes, 144A (Canada)
10.125%, 07/15/13(a)	B3	175	185,500
10.75%, 07/15/16	B3	75	80,250
Qwest Capital Funding, Inc., Gtd. Notes
7.625%, 08/03/21	B3	150	147,000
7.90%, 08/15/10(a)	B3	250	258,750
Qwest Communications International, Inc., Gtd. Notes
7.25%, 02/15/11	B2	500	507,500
7.50%, 02/15/14	B2	650	663,000
Qwest Corp., Debs. 7.50%, 06/15/23	Ba2	575	580,750
Notes 8.875%, 03/15/12	Ba2	500	550,000
Rogers Wireless, Inc., Sec’d. Notes (Canada)
6.375%, 03/01/14	Ba2	430	430,000
7.50%, 03/15/15(a)	Ba2	800	854,000
Rural Cellular Corp.,
Sr. Notes 9.875%, 02/01/10	B3	350	367,500
Time Warner Telecom Holdings, Inc., Gtd. Notes
9.25%, 02/15/14	B3	550	580,250
Windstream Corp., Sr. Notes, 144A(a) 8.625%, 08/01/16	Ba3	225	242,719

			8,585,853

Telecommunications - Cellular — 2.3%
American Cellular Corp., Sr. Notes 10.00%, 08/01/11	B3	325	341,250
American Tower Corp., Sr. Notes 7.50%, 05/01/12	Ba3	250	256,250
Nextel Communications, Inc., Sr. Notes 7.375%, 08/01/15	Baa3	425	438,900

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Wind Acquisition Finance SA, Gtd. Notes, 144A (Luxembourg)(a) 10.75%, 12/01/15	B2	1,000	$1,111,250

			2,147,650

Textiles & Apparel — 0.6%
Quicksilver, Inc., Gtd. Notes(a) 6.875%, 04/15/15	Ba3	600	577,500

Tobacco — 0.4%
Reynolds American, Inc., Sec’d. Notes, 144A 7.625%, 06/01/16	Ba3	275	291,989
Reynolds American, Inc., Sec’d. Notes, 144A 7.75%, 06/01/18	Ba3	100	106,792

			398,781

Transportation — 0.3%
Horizon Lines LLC, Gtd. Notes 9.00%, 11/01/12	B3	300	313,500

Utilities - Distribution — 0.5%
Suburban Propane Partners LP, Sr. Notes 6.875%, 12/15/13	B1	505	486,063

Utilities - Electric — 6.7%
AES Corp., Sec’d. Notes, 144A 8.75%, 05/15/13	Ba3	775	832,156
CMS Energy Corp., Sr. Notes 6.30%, 02/01/12	Ba3	410	406,925
Edison Mission Energy, Sr. Notes, 144A 7.75%, 06/15/16	B1	250	258,125
Midwest Generation LLC, Sec’d. Notes 8.75%, 05/01/34	Ba2	1,290	1,394,812
NRG Energy, Inc., Gtd. Notes 7.25%, 02/01/14	B1	300	303,375
7.375%, 02/01/16	B1	1,255	1,269,119
PSEG Energy Holdings LLC, Sr. Notes 8.50%, 06/15/11	Ba3	400	427,000
Reliant Energy, Inc., Sec’d. Notes
6.75%, 12/15/14	B2	370	352,888
9.25%, 07/15/10	B2	250	258,750
Sierra Pacific Resources, Sr. Notes 6.75%, 08/15/17	B1	675	679,633
Tenaska Alabama Partners LP, Sec’d. Notes, 144A 7.00%, 06/30/21	Ba2	155	153,497

			6,336,280

Utilities - Pipelines — 3.7%
El Paso Corp., Notes(a)
7.875%, 06/15/12	B2	750	781,875
Sr. Notes(a)
7.80%, 08/01/31	B2	750	781,875
8.05%, 10/15/30	B2	450	474,750
Southern Natural Gas Co., Notes 8.00%, 03/01/32	Ba1	125	140,195
Williams Cos., Inc., Notes 7.875%, 09/01/21	Ba2	500	528,750
Sr. Notes 7.625%, 07/15/19	Ba2	750	789,375

			3,496,820

Total Corporate Bonds (Cost $83,861,258)			$85,903,982

		Shares
PREFERRED STOCKS
Publishing
Ziff Davis Media, Inc., Series E, 10.00%, PIK *(g)(i) (cost $1)		2	312

COMMON STOCKS — 0.1%
Chemicals — 0.1%
General Chemicals Industry Products		179	49,907

Packaging
Russell Stanley Holdings, Inc. *		6,000	0

Total Common Stocks (Cost $577,332)			49,907

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Units	Value (Note 2)
Warrants*
Chemicals
General Chemical Industry Products, Inc., Series A, Expiring 04/30/11	103	$0
General Chemical Industry Products, Inc., Series B, Expiring 04/30/11	77	0

		0

Metals
ACP Holding Corp., Expiring 10/07/13	19,512	29,756

Packaging
Pliant Corp., Expiring 06/01/10, 144A(g)(i)	475	5

Paper
MDP Acquisitions PLC, Expiring 10/01/13 (Ireland), 144A	275	4,262

Publishing
Advanstar Holdings Corp., Expiring 10/15/11	225	2
Ziff Davis Media, Inc., Expiring 08/12/12	4,400	44

		46

Total Warrants (Cost $239)		34,069

Rights*
Consumer Products - Household & Leisure
Sleepmaster Membership Interests (cost $0)	264	0

Total Long-Term Investments (Cost $84,438,830)		85,988,270

Short-Term Investments — 27.9%
Affiliated Money Market Mutual Fund — 23.7%
Dryden Core Investment Fund - Taxable Money Market Series (cost $22,499,762; includes $19,165,070 of cash collateral for securities on loan)(b)(w)	22,499,762	22,499,762

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
COMMERCIAL PAPER — 4.1%
Dexia Delaware LLC(n) 5.24%, 11/10/06	A1+	400	$399,476
Societe Generale(n) 5.18%, 01/08/07	A1+	1,000	990,115
Westpac Banking Corp., 144A(n) 5.27%, 11/16/06	P1	2,500	2,494,521

Total Commercial Paper (Cost $3,884,076)			3,884,112

U.S. Treasury Obligation — 0.1%
U.S. Treasury Bills(k) 4.81%, 12/14/06 (cost $114,339)		115	114,335

		Notional Amounts (000)
Outstanding Options Purchased
Put Options
Eurodollar Futures Strike Price $91.75, Expires 3/19/06		47,000	294
Eurodollar Futures Strike Price $92.50, Expires 12/18/06		21,000	52

Total Outstanding Options Purchased (Cost $646)			346

Total Short-Term Investments (Cost $26,498,823)			26,498,555
Total Investments — 118.4% (Cost $110,937,653; Note 5)(o)			112,486,825
Liabilities in Excess of Other Assets(u) — (18.4)%			(17,463,858)

NET ASSETS — 100.0%			$95,022,967

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
NR	Not rated by Moody’s or Standard & Poor’s.
PIK	Payment-in-kind
EUR	Euro
#	Principal Amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $18,696,576; cash collateral of $19,165,070 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(k)	Securities segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(o)	As of October 31, 2006, 5 securities representing $49,912 and 0.05% of the total market value were fair valued in accordance with policies adopted by the Board of Directors.
(u)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, foreign currency contracts, interest rate and credit default swaps as follows:

Open futures contracts at October 31, 2006.

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at October 31, 2006	Unrealized Appreciation
Long Positions:
50	10 Year U.S.
	Treasury Notes	Dec 06	$5,346,876	$5,410,938	$64,062
50	Euro Dollar	Dec 07	11,871,250	11,905,625	34,375
35	Euro Dollar	Mar 08	8,315,150	8,337,438	22,288
14	Euro Dollar	Jun 08	3,328,150	3,334,275	6,125
16	Euro Dollar	Sep 08	3,794,950	3,809,600	14,650
16	Euro Dollar	Dec 08	3,793,287	3,808,400	15,113
2	Euro Dollar	Jun 09	473,750	475,700	1,950

					$158,563

Forward foreign currency exchange contracts outstanding at October 31, 2006:

Purchase Contracts

Settlement Month	Type	Contracts to Receive	In Exchange For	Value at October 31, 2006	Unrealized Appreciation
Dec 06	Buy EUR	215,000	$274,241	$274,982	$741

Sale Contracts

Settlement Month	Type	Contracts to Deliver	In Exchange For	Value at October 31, 2006	Unrealized Depreciation
Dec 06	Sell EUR	1,855,000	$2,361,193	$2,372,511	$(11,318)

Interest rate swap agreements outstanding at October 31, 2006:

Description	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Receive variable rate payments on the three month LIBOR-BBA floating rate and pay fixed rate payments of 5.0%(1)	12/20/16	$1,000	$(30,512)
Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.0%(2)	12/19/08	300	98
Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.0%(3)	12/19/08	6,100	1,595
Pay variable rate payments on the three month LIBOR-BBA floating rate and receive fixed rate payments of 5.0%(4)	12/19/08	1,100	95

			$(28,724)

Broker/Counterparty:

(1)	Lehman Brother
(2)	UBS AG
(3)	Deutsche Bank
(4)	Goldman Sachs Capital Markets, L.P.

Credit default swap agreements outstanding at October 31, 2006:

Description	Expiration Date	Notional Amount (000)	Unrealized Appreciation
Receive a fixed rate equal to 3.25% and the Portfolio pays the counterparty par in the event of default of Dow Jones CDX IG4 Index (1)	12/20/11	$3,000	$47,873
Receive a fixed rate equal to 3.65% and the Portfolio pays the counterparty par in the event of default of General Motors Acceptance Corp. 6.875%, due 08/28/12(2)	12/20/06	200	1,646
Receive a fixed rate equal to 0.44% and the Portfolio pays the counterparty par in the event of default of Russian Federation 5.0%, due 03/31/30(1)	06/20/07	250	720

			$50,239

Broker/Counterparty:

(1)	Deutsche Bank
(2)	UBS AG

Strategic Partners High Yield Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

(v)	The rate shown reflects the coupon rate after the step date.
(w)	Prudential Investments LLC, the co-manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 were as follows:

Industry
Affiliated Money Market Mutual Fund (20.2% represents investment purchased with collateral received from securities on loan)	23.7%
Telecommunications	9.0
Diversified	7.6
Utilities - Electric	6.7
Automotive - OEM	6.3
Business Services	5.1
Paper & Forest Products	4.5
Commercial Paper	4.1
Chemicals	4.1
Oil, Gas & Consumable Fuels	4.0
Gaming	3.9
Utilities - Pipelines	3.7
Media - Cable	3.5
Containers & Packaging	3.1
Telecommunications - Cellular	2.3
Healthcare - Services	1.9
Cable	1.9
Hospitals/Hospital Management	1.7
Automotive Parts	1.5
Environmental	1.2
Entertainment & Leisure	1.2
Real Estate Investment Trusts	1.0
Food & Beverage	1.0
Retailers	1.0
Oil & Gas Exploration/Production	1.0
Defense	1.0
Healthcare - Medical Products	0.9
Publishing	0.9
Computer Services & Software	0.9
Pipelines & Other	0.8
Aerospace	0.7
Printing & Publishing	0.7
Electronic Components	0.6
Services, Cyclical - Rental Equipment	0.6
Textiles & Apparel	0.6
Advertising	0.6
Media	0.5
Utilities - Distribution	0.5
Tobacco	0.4
Financial Services	0.4
Energy	0.4
Transportation	0.3
Foods	0.3
Machinery	0.3
Metals & Mining	0.3
Airlines	0.3
Capital Goods - Others	0.2
Semiconductors	0.2
Technology	0.2
Packaging	0.2
Real Estate	0.2
Personnel Services	0.1
Diversified Operations	0.1
U.S. Treasury Obligation	0.1
Conglomerates	0.1

118.4%
Liabilities in Excess of Other Assets	(18.4)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners Money Market Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
Commercial Paper — 45.1%
Amsterdam Funding Corp., 144A(n)
5.27%, 11/20/06	NR	$2,500	$2,493,046
5.27%, 11/24/06	NR	1,347	1,342,465
Bank of America Corp.(n) 5.20%, 03/22/07	NR	2,000	1,959,267
Bryant Park Funding, 144A(n)
5.27%, 11/17/06	NR	3,000	2,992,973
5.27%, 11/27/06	NR	1,000	996,194
Falcon Asset Securitization Corp., 144A(n) 5.26%, 12/12/06	NR	4,000	3,976,038
Long Lane Master Trust(n) 5.28%, 11/07/06	NR	1,000	999,120
Nyala Funding LLC, 144A(n) 5.32%, 11/15/06	NR	1,000	997,931
Old Line Funding Corp., 144A(n) 5.26%, 11/28/06	NR	4,000	3,984,220
Park Granada LLC, 144A(n) 5.29%, 11/02/06	NR	1,000	999,853
PB Finance Delaware(n)
5.29%, 11/06/06	NR	1,000	999,265
5.29%, 11/22/06	NR	1,250	1,246,143
PB Finance Delaware, 144A(n) 5.27%, 12/06/06	NR	2,000	1,989,753
Preferred Receivable Funding, 144A(n) 5.27%, 11/22/06	NR	1,141	1,137,492
Sheffield Receivables, 144A(n) 5.27%, 11/30/06	NR	1,800	1,792,358
Skandinaviska Enskilda Banken AB 5.29%, 11/29/06	NR	5,000	4,999,981
St George Bk Ltd., 144A(n) 5.28%, 12/06/06	A1	2,800	2,785,627
Tulip Funding Corp., 144A(n)
5.28%, 11/24/06	NR	1,000	996,627
5.28%, 11/29/06	NR	1,000	995,893

Total Commercial Paper (Cost $37,684,246)			37,684,246

Corporate Obligations — 33.0%
Caja Madrid, Notes 5.369%, 10/19/07		1,000	1,000,000
DnB NOR Bank ASA, 144A 5.31%, 11/23/07		1,500	1,499,870
Goldman Sachs Group, Inc., MTN(c) 5.467%, 03/30/07		4,000	4,001,767
HSBC USA, Inc., Sr. Notes, MTN(c) 5.30%, 11/15/07		4,000	4,000,000
Irish Life & Permanent PLC, Notes, MTN, 144A 5.36%, 11/21/07		1,000	1,000,074
Merrill Lynch & Co., Notes, MTN(c) 5.33%, 11/15/07		4,100	4,100,000
Morgan Stanley 5.505%, 07/27/07		4,000	4,004,488
National City Bank, Notes 5.01%, 02/14/07		3,000	3,000,000
Nationwide Building Society, Notes, 144A(c) 5.424%, 10/26/07		3,000	3,001,277
Paccar Financial Corp., Notes, MTN(c) 5.32%, 11/13/07		2,000	2,000,000

Total Corporate Obligations (Cost $27,607,476)			27,607,476

Certificates of Deposit — 17.4%
Australia & New Zealand Bank 4.81%, 01/29/07		2,000	1,999,906
M&I Marshall and Isley Bank 5.31%, 01/16/07		4,000	3,999,917
Nordea Bank AB 5.70%, 06/28/07		2,000	2,000,000
Suntrust Bank 5.293%, 05/01/07		3,000	2,999,976
Wells Fargo & Co. 4.80%, 01/16/07		3,500	3,500,087

Total Certificates of Deposit (Cost $14,499,886)			14,499,886

U.S. Government Agency Obligation — 3.6%
Federal Home Loan Bank 5.555%, 08/15/07 (cost $3,000,000)		3,000	3,000,000

Strategic Partners Money Market Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund — 1.4%
Dryden Core Investment Fund - Taxable Money Market Series(w) (cost $1,160,509)	1,160,509	$1,160,509

Total Investments — 100.5% (Cost $83,952,117; Note 5)†		83,952,117
Liabilities in Excess of Other Assets — (0.5)%		(389,704)

NET ASSETS — 100.0%		$83,562,413

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the current reporting period, the aggregate cost of such securities was $32,981,691. The aggregate market value of $32,981,691 is approximately 39.5% of net assets. Unless otherwise noted 144A securities are deemed to be liquid by the Board of Directors.
MTN	Medium Term Note
NR	Not rated by Moody’s or Standard & Poors.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
†	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(c)	Indicates a variable rate security.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the co-manager of the Fund, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The following is a breakdown of the Money Market portfolio by industry classification as of October 31, 2006. Percentages are based on net assets:

Industry
Commercial Paper	45.1%
Corporate Obligations	33.0
Certificates of Deposit	17.4
U.S. Government Agency Obligations	3.6
Affiliated Money Market Mutual Fund	1.4

100.5%
Liabilities in Excess of Other Assets	(0.5)

Total	100.0%

See Notes to Financial Statements.

This Page Intentionally Left Blank

Statements of Assets and Liabilities

OCTOBER 31, 2006

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH FUND	STRATEGIC PARTNERS MID-CAP GROWTH FUND	STRATEGIC PARTNERS MID CAP VALUE FUND
ASSETS
Investments at Value: Unaffiliated investments (A) including Securities on Loan (D)	$249,316,820	$84,856,726	$107,379,423	$349,972,734
Affiliated investments (B)	3,309,949	30,717,460	31,863,251	114,470,208
Foreign Currency at Value (C)	267,694	—	—	—
Cash (F)	—	497,125	—	—
Receivable for:
Securities Sold	2,455,116	2,120,417	663,252	1,259,125
Dividends and Interest	481,096	26,992	35,261	136,769
Fund Shares Sold	102,438	26,853	28,563	256,286
Receivable from Investment Manager	—	135,236	—	—
Prepaid Expenses	43,679	13,515	20,772	7,137

Total Assets	255,976,792	118,394,324	139,990,522	466,102,259

LIABILITIES
Payable to Broker for Collateral for Securities on Loan	1,109,159	27,689,120	31,863,251	110,327,016
Payable to Investment Manager	365,889	—	120,868	268,766
Payable for:
Securities Purchased	5,437,358	1,031,935	—	716,895
Payable to Custodian	1,832,793	—	418,955	1,135,694
Fund Shares Redeemed	737,151	427,529	396,977	1,619,032
Transfer Agents’ Fees (E)	371,984	123,116	112,722	490,288
Accrued Expenses	244,328	91,012	304,074	52,615
Distribution Fees	171,587	59,839	74,783	226,746
Withholding Tax	151,426	2,153	—	736
Loan Interest	3,042	—	—	—

Total Liabilities	10,424,717	29,424,704	33,291,630	114,837,788

Net Assets	$245,552,075	$88,969,620	$106,698,892	$351,264,471

Net assets were comprised of:
Common Stock, at $.001 Par Value	$14,798	$16,489	$22,068	$20,144
Paid-In Capital in Excess of Par	299,133,701	204,939,122	235,728,630	262,042,100

	299,148,499	204,955,611	235,750,698	262,062,244
Undistributed net investment income (loss)	(5,229,556)	—	—	—
Accumulated net realized gain (loss) on investments and foreign currency transactions	(117,477,658)	(126,667,179)	(143,107,259)	30,618,530
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	69,110,790	10,681,188	14,055,453	58,583,697

Net Assets, October 31, 2006	$245,552,075	$88,969,620	$106,698,892	$351,264,471

___________
(A) Unaffiliated Investments at Cost	$180,062,703	$74,175,538	$93,323,970	$291,389,037

(B) Affiliated Investments at Cost	$3,309,949	$30,717,460	$31,863,251	$114,470,208

(C) Foreign Currency at Cost	$268,011	$—	$—	$—

(D) Securities on Loan at Value	$1,076,014	$26,193,329	$30,718,873	$105,696,431

(E) Affiliated Transfer Agent Fees	$135,000	$102,600	$98,900	$155,000

(F) Amount Segregated to Cover Open Futures Contracts	$—	$—	$—	$—

See Notes to Financial Statements.

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH FUND	STRATEGIC PARTNERS MID-CAP GROWTH FUND	STRATEGIC PARTNERS MID CAP VALUE FUND
NET ASSET VALUE:
Class A: Net Assets	$31,833,570	$14,098,128	$14,099,936	$45,198,845

Shares Outstanding	1,869,047	2,525,263	2,835,587	2,474,660

Net Asset Value and Redemption Price Per Share	$17.03	$5.58	$4.97	$18.26

Maximum Sales Charge	5.5%	5.5%	5.5%	5.5%

Offering Price Per Share	$18.02	$5.90	$5.26	$19.32

Class B: Net Assets	$4,009,228	$7,121,058	$2,561,290	$47,721,622

Shares Outstanding	244,097	1,346,242	532,975	2,776,553

Net Asset Value, Offering and Redemption Price Per Share	$16.42	$5.29	$4.81	$17.19

Class C: Net Assets	$46,641,070	$16,966,904	$16,538,162	$80,161,687

Shares Outstanding	2,831,949	3,181,216	3,459,955	4,669,679

Net Asset Value, Offering and Redemption Price Per Share	$16.47	$5.33	$4.78	$17.17

Class D: Net Assets	$—	$—	$—	$—

Shares Outstanding	—	—	—	—

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—

Class L: Net Assets	$39,790,786	$13,072,276	$18,526,477	$38,310,003

Shares Outstanding	2,346,477	2,365,785	3,761,547	2,120,469

Net Asset Value and Redemption Price Per Share	$16.96	$5.53	$4.93	$18.07

Class M: Net Assets	$96,746,225	$30,553,016	$45,909,348	$107,751,059

Shares Outstanding	5,891,416	5,729,720	9,583,990	6,280,519

Net Asset Value and Redemption Price Per Share	$16.42	$5.33	$4.79	$17.16

Class X: Net Assets	$26,531,196	$7,158,238	$9,063,679	$19,713,891

Shares Outstanding	1,614,755	1,340,473	1,894,430	1,143,861

Net Asset Value, Offering and Redemption Price Per Share	$16.43	$5.34	$4.78	$17.23

Class Z: Net Assets	$—	$—	$—	$12,407,364

Shares Outstanding	—	—	—	677,951

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$18.30

See Notes to Financial Statements.

Statements of Assets and Liabilities

OCTOBER 31, 2006

	STRATEGIC PARTNERS CAPITAL GROWTH FUND	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND	STRATEGIC PARTNERS LARGE CAP CORE FUND
ASSETS
Investments at Value: Unaffiliated investments (A) including Securities on Loan (D)	$514,370,858	$249,772,077	$47,249,814	$123,106,083
Affiliated investments (B)	88,175,442	23,638,464	1,209,536	18,464,151
Cash (F)	—	3,530,536	171,819	1,235,687
Receivable for:
Dividends and Interest	420,332	64,146	57,635	112,444
Securities Sold	—	—	—	334,728
Fund Shares Sold	80,188	1,756	26,039	34,950
Prepaid Expenses	61,591	13,649	7,207	—
Unrealized Appreciation on Forward Currency Contracts	2,995	—	—	—

Total Assets	603,111,406	277,020,628	48,722,050	143,288,043

LIABILITIES
Payable to Broker for Collateral for Securities on Loan	65,098,182	23,638,464	—	18,453,117
Payable to Investment Manager	404,701	259,474	8,237	48,905
Payable for:
Securities Purchased	9,154,624	2,692,394	—	2,215,105
Fund Shares Redeemed	3,283,594	641,407	110,841	701,721
Payable to Custodian	2,080,639	—	—	—
Transfer Agents’ Fees (E)	688,849	504,120	40,408	112,648
Distribution Fees	387,110	177,558	33,895	86,706
Accrued Expenses	243,142	172,196	85,211	140,724
Loan Interest	—	—	—	1,488

Total Liabilities	81,340,841	28,085,613	278,592	21,760,414

Net Assets	$521,770,565	$248,935,015	$48,443,458	$121,527,629

Net assets were comprised of:
Common Stock, at $.001 Par Value	$33,010	$21,314	$3,347	$11,682
Paid-In Capital in Excess of Par	462,932,727	1,174,290,747	32,657,560	115,863,483

	462,965,737	1,174,312,061	32,660,907	115,875,165
Undistributed net investment income (loss)	—	—	105,542	176,416
Accumulated net realized gain (loss) on investments and foreign currency transactions	(81,337,055)	(973,669,479)	4,421,668	(22,339,061)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	140,141,883	48,292,433	11,255,341	27,815,109

Net Assets, October 31, 2006	$521,770,565	$248,935,015	$48,443,458	$121,527,629

___________
(A) Unaffiliated Investments at Cost	$374,231,971	$201,479,644	$35,994,473	$95,290,983

(B) Affiliated Investments at Cost	$88,175,442	$23,638,464	$1,209,536	$18,464,151

(C) Foreign Currency at Cost	$—	$—	$—	$—

(D) Securities on Loan at Value	$62,893,302	$22,811,005	$—	$17,788,358

(E) Affiliated Transfer Agent Fees	$300,400	$258,560	$22,500	$68,100

(F) Amount Segregated to Cover Open Futures Contracts	$—	$—	$—	$—

See Notes to Financial Statements.

	STRATEGIC PARTNERS CAPITAL GROWTH FUND	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND	STRATEGIC PARTNERS LARGE CAP CORE FUND
NET ASSET VALUE:
Class A: Net Assets	$45,877,142	$25,744,019	$5,889,695	$16,278,315

Shares Outstanding	2,792,133	1,950,635	404,635	1,525,166

Net Asset Value and Redemption Price Per Share	$16.43	$13.20	$14.56	$10.67

Maximum Sales Charge	5.5%	5.5%	5.5%	5.5%

Offering Price Per Share	$17.39	$13.97	$15.41	$11.29

Class B: Net Assets	$10,090,919	$5,058,253	$1,363,279	$3,544,750

Shares Outstanding	644,031	450,810	94,309	343,288

Net Asset Value, Offering and Redemption Price Per Share	$15.67	$11.22	$14.46	$10.33

Class C: Net Assets	$118,690,493	$36,086,988	$9,655,304	$20,361,540

Shares Outstanding	7,592,365	3,223,969	667,785	1,972,943

Net Asset Value, Offering and Redemption Price Per Share	$15.63	$11.19	$14.46	$10.32

Class D: Net Assets	$—	$—	$—	$—

Shares Outstanding	—	—	—	—

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—

Class L: Net Assets	$81,604,516	$41,162,135	$6,457,249	$16,374,915

Shares Outstanding	5,008,109	3,140,596	444,785	1,542,613

Net Asset Value and Redemption Price Per Share	$16.29	$13.11	$14.52	$10.62

Class M: Net Assets	$224,870,237	$120,476,851	$21,008,718	$57,831,157

Shares Outstanding	14,371,818	10,732,174	1,453,765	5,604,286

Net Asset Value and Redemption Price Per Share	$15.65	$11.23	$14.45	$10.32

Class X: Net Assets	$40,637,258	$20,406,769	$4,069,213	$7,136,952

Shares Outstanding	2,601,950	1,815,588	281,421	693,607

Net Asset Value, Offering and Redemption Price Per Share	$15.62	$11.24	$14.46	$10.29

Class Z: Net Assets	$—	$—	$—	$—

Shares Outstanding	—	—	—	—

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Assets and Liabilities

OCTOBER 31, 2006

	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
ASSETS
Investments at Value: Unaffiliated investments (A) including Securities on Loan (D)	$261,947,101	$97,320,636	$89,987,063	$82,791,608
Affiliated investments (B)	32,552,231	824,102	22,499,762	1,160,509
Foreign Currency at Value (C)	—	—	44,534	—
Cash (F)	218,302	—	233,328	—
Receivable for:
Premium Paid for Swaps Purchased	—	—	54,720	—
Securities Sold	1,731,374	5,454,368	177,219	—
Dividends and Interest	277,585	350,153	1,847,007	490,596
Unrealized Appreciation on Swaps	—	—	52,027	—
Fund Shares Sold	37,178	16,801	47,826	150,016
Prepaid Expenses	7,358	6,608	606	3,235
Due From Broker - Variation Margin	—	219	50,600	—
Unrealized Appreciation on Forward Currency Contracts	—	—	741	—

Total Assets	296,771,129	103,972,887	114,995,433	84,595,964

LIABILITIES
Payable to Broker for Collateral for Securities on Loan	26,965,157	—	19,165,070	—
Payable to Investment Manager	180,481	68,792	112,349	158,183
Payable for:
Securities Purchased	1,337,885	9,906,222	103,614	—
Fund Shares Redeemed	687,190	206,711	150,946	311,678
Transfer Agents’ Fees (E)	364,742	90,962	90,821	51,655
Payable to Custodian	—	767,677	—	—
Accrued Expenses	260,627	125,283	83,281	409,309
Distribution Fees	191,802	64,788	66,695	60,834
Dividends Payable	—	—	156,760	41,892
Unrealized Depreciation on Swaps	—	—	30,512	—
Unrealized Depreciation on Forward Currency Contracts	—	—	11,318	—
Withholding Tax	1,638	—	1,100	—

Total Liabilities	29,989,522	11,230,435	19,972,466	1,033,551

Net Assets	$266,781,607	$92,742,452	$95,022,967	$83,562,413

Net assets were comprised of:
Common Stock, at $.001 Par Value	$16,661	$6,441	$13,103	$83,611
Paid-In Capital in Excess of Par	235,596,022	82,228,515	125,953,048	83,523,670

	235,612,683	82,234,956	125,966,151	83,607,281
Undistributed net investment income (loss)	533,310	378,395	252,511	(27,261)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(28,238,359)	(192,113)	(32,915,767)	(17,607)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions and swaps	58,873,973	10,321,214	1,720,072	—

Net Assets, October 31, 2006	$266,781,607	$92,742,452	$95,022,967	$83,562,413

___________
(A) Unaffiliated Investments at Cost	$203,073,128	$87,033,616	$88,437,891	$82,791,608

(B) Affiliated Investments at Cost	$32,552,231	$824,102	$22,499,762	$1,160,509

(C) Foreign Currency at Cost	$—	$—	$43,357	$—

(D) Securities on Loan at Value	$26,061,841	$—	$18,696,576	$—

(E) Affiliated Transfer Agent Fees	$122,315	$40,000	$43,000	$46,000

(F) Amount Segregated to Cover Open Futures Contracts	$—	$47,250	$—	$—

See Notes to Financial Statements.

	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
NET ASSET VALUE:
Class A: Net Assets	$30,335,128	$13,944,593	$15,133,817	$2,831,405

Shares Outstanding	1,843,831	965,989	2,083,368	2,831,723

Net Asset Value and Redemption Price Per Share	$16.45	$14.44	$7.26	$1.00

Maximum Sales Charge	5.5%	5.5%	4.5%	—

Offering Price Per Share	$17.41	$15.28	$7.60	$1.00

Class B: Net Assets	$4,090,630	$2,838,977	$1,828,216	$—

Shares Outstanding	257,416	197,187	251,949	—

Net Asset Value, Offering and Redemption Price Per Share	$15.89	$14.40	$7.26	$—

Class C: Net Assets	$46,680,611	$12,050,794	$11,858,488	$8,574,051

Shares Outstanding	2,942,329	837,311	1,635,339	8,581,063

Net Asset Value, Offering and Redemption Price Per Share	$15.87	$14.39	$7.25	$1.00

Class D: Net Assets	$—	$—	$—	$9,760,555

Shares Outstanding	—	—	—	9,765,508

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$1.00

Class L: Net Assets	$38,742,317	$12,580,213	$9,359,976	$12,832,548

Shares Outstanding	2,367,330	872,217	1,289,996	12,842,945

Net Asset Value and Redemption Price Per Share	$16.37	$14.42	$7.26	$1.00

Class M: Net Assets	$117,629,485	$41,944,184	$49,979,141	$40,597,560

Shares Outstanding	7,402,560	2,915,079	6,894,697	40,618,646

Net Asset Value and Redemption Price Per Share	$15.89	$14.39	$7.25	$1.00

Class X: Net Assets	$29,303,436	$9,383,691	$6,863,329	$8,966,294

Shares Outstanding	1,847,946	652,786	947,397	8,970,806

Net Asset Value, Offering and Redemption Price Per Share	$15.86	$14.37	$7.24	$1.00

Class Z: Net Assets	$—	$—	$—	$—

Shares Outstanding	—	—	—	—

Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$—

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED

OCTOBER 31, 2006

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND	STRATEGIC PARTNERS SMALL CAP GROWTH FUND	STRATEGIC PARTNERS MID-CAP GROWTH FUND	STRATEGIC PARTNERS MID CAP VALUE FUND
NET INVESTMENT INCOME (LOSS)
Investment Income
Unaffiliated Dividend Income	$4,354,327	$289,417	$619,237	$6,020,353
Affiliated Dividend Income	165,411	121,701	25,999	214,178
Affiliated Income from Securities Loaned, Net	1,966	123,875	31,003	181,328
Interest	22,949	995	3,019	675
Foreign Taxes Withheld	(500,769)	(272)	(49)	(18,236)

Total Income	4,043,884	535,716	679,209	6,398,298

EXPENSES
Advisory Fees	2,573,470	977,852	1,102,256	3,496,526
Distribution Fees - Class A	59,045	33,040	31,370	107,123
Distribution Fees - Class B	37,101	78,021	23,924	488,270
Distribution Fees - Class C	498,710	201,234	198,534	870,576
Distribution Fees - Class D	—	—	—	—
Distribution Fees - Class L	209,063	75,811	109,262	224,295
Distribution Fees - Class M	1,071,818	375,716	547,546	1,285,106
Distribution Fees - Class X	311,534	90,566	110,721	42,644
Transfer Agent’s Fees and Expenses (A)	1,170,000	649,000	690,000	905,000
Custodian’s Fees and Expenses	264,000	83,000	69,000	84,000
Audit and Legal Fees	41,000	32,000	42,000	37,000
Reports to Shareholders	70,000	30,000	10,000	56,000
Insurance Fees	6,000	5,000	5,000	18,000
Interest Expense	19,696	—	144	136
Registration Fees	45,000	55,000	56,000	64,000
Directors’ Fees	13,000	16,000	12,000	23,000
Reorganization Expenses (note 10)	116,000	41,000	56,000	—
Miscellaneous	32,687	16,370	13,132	23,272

Total Expenses	6,538,124	2,759,610	3,076,889	7,724,948
Less: Advisory Fee Waivers and Expense Reimbursements	(128,673)	(526,509)	(279,518)	—

Net Expenses	6,409,451	2,233,101	2,797,371	7,724,948

Net Investment Income (Loss)	(2,365,567)	(1,697,385)	(2,118,162)	(1,326,650)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investments	44,529,566	2,019,018	11,112,202	34,996,112
Futures	—	28,321	—	—
Swap Agreements	—	—	—	—
Foreign Currencies	(622,756)	—	—	—

	43,906,810	2,047,339	11,112,202	34,996,112

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	12,921,917	7,386,183	(451,558)	2,312,993
Futures	—	(9,736)	—	—
Swap Agreements	—	—	—	—
Foreign Currencies	40,773	—	—	—

	12,962,690	7,376,447	(451,558)	2,312,993

Net Gain (Loss) on Investments and Foreign Currencies	56,869,500	9,423,786	10,660,644	37,309,105

Net Increase In Net Assets Resulting From Operations	$54,503,933	$7,726,401	$8,542,482	$35,982,455

___________
(A) Affiliated Transfer Agent’s Fees and Expenses	$825,000	$422,000	$428,300	$672,000

See Notes to Financial Statements.

	STRATEGIC PARTNERS CAPITAL GROWTH FUND	STRATEGIC PARTNERS CONCENTRATED GROWTH FUND	STRATEGIC PARTNERS CORE VALUE FUND	STRATEGIC PARTNERS LARGE CAP CORE FUND
NET INVESTMENT INCOME (LOSS)
Investment Income
Unaffiliated Dividend Income	$5,084,873	$2,519,815	$1,126,630	$2,640,195
Affiliated Income from Securities Loaned, Net	338,752	29,525	—	32,446
Affiliated Dividend Income	285,346	33,860	16,360	25,151
Interest	—	3,770	—	402
Foreign Taxes Withheld	(207,216)	(4,400)	(1,361)	(3,978)

Total Income	5,501,755	2,582,570	1,141,629	2,694,216

EXPENSES
Advisory Fees	5,317,246	2,463,820	392,886	1,073,505
Distribution Fees - Class A	96,089	47,903	11,718	35,388
Distribution Fees - Class B	94,226	44,502	11,507	32,942
Distribution Fees - Class C	1,368,561	400,832	93,008	234,985
Distribution Fees - Class D	—	—	—	—
Distribution Fees - Class L	476,222	225,641	34,022	91,298
Distribution Fees - Class M	2,676,901	1,392,733	202,571	670,625
Distribution Fees - Class X	484,977	256,616	40,216	79,182
Transfer Agent’s Fees and Expenses (A)	1,586,000	1,630,000	167,000	485,000
Custodian’s Fees and Expenses	134,000	84,000	68,000	57,000
Audit and Legal Fees	47,000	52,000	38,000	32,000
Reports to Shareholders	45,000	185,000	15,000	50,000
Insurance Fees	16,000	7,500	1,000	5,000
Interest Expense	192	660	—	3,518
Registration Fees	50,000	52,000	67,000	46,000
Directors’ Fees	24,000	12,000	13,000	15,000
Reorganization Expenses (note 10)	—	—	19,000	2,000
Miscellaneous	25,542	30,502	9,459	29,990

Total Expenses	12,441,956	6,885,709	1,183,387	2,943,433
Less: Advisory Fee Waivers and Expense Reimbursements	—	(1,079,822)	(216,720)	(447,291)

Net Expenses	12,441,956	5,805,887	966,667	2,496,142

Net Investment Income (Loss)	(6,940,201)	(3,223,317)	174,962	198,074

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investments	101,171,545	20,527,371	4,423,695	11,318,357
Futures	—	—	—	—
Swap Agreements	—	—	—	—
Foreign Currencies	3,887	—	—	(12,384)

	101,175,432	20,527,371	4,423,695	11,305,973

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(54,100,986)	13,514,950	3,694,580	3,618,850
Futures	—	—	—	—
Swap Agreements	—	—	—	—
Foreign Currencies	(74)	—	—	235

	(54,101,060)	13,514,950	3,694,580	3,619,085

Net Gain (Loss) on Investments and Foreign Currencies	47,074,372	34,042,321	8,118,275	14,925,058

Net Increase In Net Assets Resulting From Operations	$40,134,171	$30,819,004	$8,293,237	$15,123,132

___________
(A) Affiliated Transfer Agent’s Fees and Expenses	$1,357,200	$1,115,000	$110,000	$310,000

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2006

	STRATEGIC PARTNERS EQUITY INCOME FUND	STRATEGIC PARTNERS BALANCED FUND	STRATEGIC PARTNERS HIGH YIELD BOND FUND	STRATEGIC PARTNERS MONEY MARKET FUND
NET INVESTMENT INCOME (LOSS)
Investment Income
Interest	$12,689	$2,004,999	$8,496,900	$4,710,578
Unaffiliated Dividend Income	6,194,529	1,035,226	—	—
Affiliated Dividend Income	82,622	5,556	79,797	17,428
Affiliated Income from Securities Loaned, Net	30,021	—	82,713	—
Foreign Taxes Withheld	(39,925)	(100)	—	—

Total Income	6,279,936	3,045,681	8,659,410	4,728,006

EXPENSES
Advisory Fees	2,405,097	753,856	724,524	488,952
Distribution Fees - Class A	52,300	27,592	23,533	1,468
Distribution Fees - Class B	35,855	24,929	18,286	—
Distribution Fees - Class C	503,736	128,841	139,112	98,638
Distribution Fees - Class D	—	—	—	55,590
Distribution Fees - Class L	209,445	69,501	53,233	82,646
Distribution Fees - Class M	1,302,901	487,843	586,994	480,642
Distribution Fees - Class X	358,943	114,161	90,046	110,407
Transfer Agent’s Fees and Expenses (A)	805,000	280,000	250,000	550,000
Custodian’s Fees and Expenses	90,000	88,000	81,000	69,000
Audit and Legal Fees	42,000	37,000	38,000	40,000
Reports to Shareholders	50,000	15,000	40,000	35,000
Insurance Fees	20,000	3,000	4,000	3,000
Interest Expense	8,381	—	743	—
Registration Fees	56,500	52,000	60,500	53,000
Directors’ Fees	15,000	12,000	12,000	12,000
Reorganization Expenses (note 10)	—	33,000	30,000	—
Miscellaneous	10,300	13,575	16,201	14,100

Total Expenses	5,965,458	2,140,298	2,168,172	2,094,443
Less: Advisory Fee Waivers and Expense Reimbursements	(239,942)	(122,485)	(193,167)	(281,780)

Net Expenses	5,725,516	2,017,813	1,975,005	1,812,663

Net Investment Income (Loss)	554,420	1,027,868	6,684,405	2,915,343

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investments	18,414,554	5,562,756	921,424	(2,144)
Futures	24,736	49,532	30,648	—
Swap Agreements	—	—	465,718	—
Foreign Currencies	—	—	79,450	—

	18,439,290	5,612,288	1,497,240	(2,144)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	25,327,566	3,072,590	1,628,578	—
Futures	—	43,269	158,563	—
Swap Agreements	—	—	21,515	—
Foreign Currencies	—	(16)	(484,416)	—

	25,327,566	3,115,843	1,324,240	—

Net Gain (Loss) on Investments and Foreign Currencies	43,766,856	8,728,131	2,821,480	(2,144)

Net Increase In Net Assets Resulting From Operations	$44,321,276	$9,755,999	$9,505,885	$2,913,199

___________
(A) Affiliated Transfer Agent’s Fees and Expenses	$520,000	$175,000	$187,000	$203,400

See Notes to Financial Statements.

This Page Intentionally Left Blank

Statements of Changes in Net Assets

	STRATEGIC PARTNERS INTERNATIONAL GROWTH FUND		STRATEGIC PARTNERS SMALL CAP GROWTH FUND
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS
Net Investment Income (Loss)	$(2,365,567)	$(2,238,440)	$(1,697,385)	$(753,670)
Net Realized Gain (Loss) on Investments and Foreign Currencies	43,906,810	47,463,257	2,047,339	3,115,784
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	12,962,690	(4,714,443)	7,376,447	326,138

Net Increase (Decrease) in Net Assets Resulting from Operations	54,503,933	40,510,374	7,726,401	2,688,252

DIVIDENDS AND DISTRIBUTIONS (Note 1)
Dividends from Net Investment Income:
Class A	—	(159,915)	—	—
Class B	—	(6,278)	—	—
Class C	—	(248,656)	—	—
Class L	—	(588,340)	—	—
Class M	—	(538,340)	—	—
Class X	—	(156,884)	—	—

Total Dividends	—	(1,698,413)	—	—

Distributions from Net Realized Gains:
Class A	—	—	(238,862)	—
Class B	—	—	(164,047)	—
Class C	—	—	(452,207)	—
Class L	—	—	(328,561)	—
Class M	—	—	(843,520)	—
Class X	—	—	(207,016)	—

Total Distributions	—	—	(2,234,213)	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	26,967,132	27,324,745	7,334,389	80,392,640
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	—	1,567,606	1,907,544	—
Cost of Shares Redeemed	(81,469,844)	(101,317,370)	(35,238,375)	(18,197,839)

Increase (Decrease) in Net Assets from Fund Share Transactions	(54,502,712)	(72,425,019)	(25,996,442)	62,194,801

Net Increase (Decrease) in Net Assets	1,221	(33,613,058)	(20,504,254)	64,883,053
NET ASSETS:
Beginning of Year	245,550,854	279,163,912	109,473,874	44,590,821

End of Year(a)	$245,552,075	$245,550,854	$88,969,620	$109,473,874

___________
(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger (Note 8):	$—	$—	$—	$75,279,784

See Notes to Financial Statements.

Statements of Changes in Net Assets

	STRATEGIC PARTNERS MID-CAP GROWTH FUND		STRATEGIC PARTNERS MID CAP VALUE FUND
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS
Net Investment Income (Loss)	$(2,118,162)	$(2,712,154)	$(1,326,650)	$(2,838,928)
Net Realized Gain (Loss) on Investments and Foreign Currencies	11,112,202	30,683,083	34,996,112	68,941,489
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(451,558)	(16,087,988)	2,312,993	(17,963,024)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,542,482	11,882,941	35,982,455	48,139,537

DIVIDENDS AND DISTRIBUTIONS (Note 1)
Dividends from Net Investment Income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Dividends	—	—	—	—

Distributions from Net Realized Gains:
Class A	—	—	(4,078,457)	(1,706,973)
Class B	—	—	(711,922)	(152,535)
Class C	—	—	(11,460,673)	(7,000,236)
Class L	—	—	(9,783,292)	(7,910,219)
Class M	—	—	(28,302,102)	(17,653,222)
Class X	—	—	(5,113,048)	(3,193,460)

Total Distributions	—	—	(59,449,494)	(37,616,645)

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	8,871,614	16,221,389	159,484,678	43,259,968
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	—	—	49,920,779	34,307,054
Cost of Shares Redeemed	(42,566,869)	(62,055,106)	(126,610,843)	(111,069,994)

Increase (Decrease) in Net Assets from Fund Share Transactions	(33,695,255)	(45,833,717)	82,794,614	(33,502,972)

Net Increase (Decrease) in Net Assets	(25,152,773)	(33,950,776)	59,327,575	(22,980,080)
NET ASSETS:
Beginning of Year	131,851,665	165,802,441	291,936,896	314,916,976

End of Year(a)	$106,698,892	$131,851,665	$351,264,471	$291,936,896

___________
(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger (Note 8):	$—	$—	$129,015,263	$—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	STRATEGIC PARTNERS CAPITAL GROWTH FUND		STRATEGIC PARTNERS CONCENTRATED GROWTH FUND
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS
Net Investment Income (Loss)	$(6,940,201)	$(8,688,303)	$(3,223,317)	$(1,890,357)
Net Realized Gain (Loss) on Investments and Foreign Currencies	101,175,432	81,583,024	20,527,371	20,098,023
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	(54,101,060)	14,543,348	13,514,950	(2,730,609)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,134,171	87,438,069	30,819,004	15,477,057

DIVIDENDS AND DISTRIBUTIONS (Note 1)
Dividends from Net Investment Income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Dividends	—	—	—	—

Distributions from Net Realized Gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Distributions	—	—	—	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	32,666,859	52,828,650	11,228,337	14,305,326
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	—	—	—	—
Cost of Shares Redeemed	(185,130,221)	(222,081,521)	(88,830,254)	(133,947,015)

Decrease in Net Assets from Fund Share Transactions	(152,463,362)	(169,252,871)	(77,601,917)	(119,641,689)

Net Increase (Decrease) in Net Assets	(112,329,191)	(81,814,802)	(46,782,913)	(104,164,632)
NET ASSETS:
Beginning of Year	634,099,756	715,914,558	295,717,928	399,882,560

End of Year(a)	$521,770,565	$634,099,756	$248,935,015	$295,717,928

___________
(a) Includes Undistributed Net Investment Income of:	$—	$—	$—	$—

(b) Includes Value of Shares Issued in Merger (Note 8):	$—	$—	$—	$—

See Notes to Financial Statements.

	STRATEGIC PARTNERS CORE VALUE FUND		STRATEGIC PARTNERS LARGE CAP CORE FUND
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS
Net Investment Income (Loss)	$174,962	$160,103	$198,074	$380,918
Net Realized Gain (Loss) on Investments and Foreign Currencies	4,423,695	2,714,388	11,305,973	5,808,397
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	3,694,580	1,139,409	3,619,085	2,995,424

Net Increase (Decrease) in Net Assets Resulting from Operations	8,293,237	4,013,900	15,123,132	9,184,739

DIVIDENDS AND DISTRIBUTIONS (Note 1)
Dividends from Net Investment Income:
Class A	(35,997)	(27,263)	(108,420)	—
Class B	(2,001)	(854)	(2,895)	—
Class C	(19,813)	(9,707)	(23,935)	—
Class D	—	—	—	—
Class L	(49,312)	(70,548)	(122,594)	—
Class M	(40,826)	(32,335)	(67,693)	—
Class X	(8,238)	(3,884)	(7,978)	—

Total Dividends	(156,187)	(144,591)	(333,515)	—

Distributions from Net Realized Gains:
Class A	(218,393)	(56,822)	—	—
Class B	(58,984)	(6,723)	—	—
Class C	(583,999)	(263,393)	—	—
Class L	(407,913)	(194,959)	—	—
Class M	(1,203,351)	(497,987)	—	—
Class X	(242,812)	(105,395)	—	—

Total Distributions	(2,715,452)	(1,125,279)	—	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	8,760,400	14,483,213	10,019,174	50,979,313
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	2,415,733	1,209,484	235,702	—
Cost of Shares Redeemed	(14,924,857)	(18,500,181)	(49,990,088)	(62,627,777)

Decrease in Net Assets from Fund Share Transactions	(3,748,724)	(2,807,484)	(39,735,212)	(11,648,464)

Net Increase (Decrease) in Net Assets	1,672,874	(63,454)	(24,945,595)	(2,463,725)
NET ASSETS:
Beginning of Year	46,770,584	46,834,038	146,473,224	148,936,949

End of Year(a)	$48,443,458	$46,770,584	$121,527,629	$146,473,224

___________
(a) Includes Undistributed Net Investment Income of:	$105,542	$86,767	$176,416	$327,379

(b) Includes Value of Shares Issued in Merger (Note 8):	$—	$—	$—	$32,727,939

See Notes to Financial Statements.

Statements of Changes in Net Assets

	STRATEGIC PARTNERS EQUITY INCOME FUND		STRATEGIC PARNTERS BALANCED FUND
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS:
Net Investment Income (Loss)	$554,420	$565,208	$1,027,868	$888,682
Net Realized Gain (Loss) on Investments and Foreign Currencies	18,439,290	31,382,759	5,612,288	9,721,432
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	25,327,566	(10,895,123)	3,115,843	(3,422,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	44,321,276	21,052,844	9,755,999	7,187,513

DIVIDENDS AND DISTRIBUTIONS (Note 1)
Dividends from Net Investment Income:
Class A	(20,184)	(96,725)	(148,616)	(88,000)
Class B	—	(1,065)	(17,155)	(9,094)
Class C	—	(36,016)	(95,265)	(110,844)
Class D	—	—	—	—
Class L	(9,947)	(276,305)	(173,672)	(247,236)
Class M	—	(93,218)	(368,212)	(422,177)
Class X	—	(24,048)	(86,892)	(97,824)

Total Dividends	(30,131)	(527,377)	(889,812)	(975,175)

Distributions from Net Realized Gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Distributions	—	—	—	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	13,488,011	128,360,865	8,216,191	14,631,391
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	17,669	510,840	736,262	875,416
Cost of Shares Redeemed	(93,818,404)	(79,614,309)	(33,430,143)	(44,015,387)

Increase (Decrease) in Net Assets from Fund Share Transactions	(80,312,724)	49,257,396	(24,477,690)	(28,508,580)

Net Increase (Decrease) in Net Assets	(36,021,579)	69,782,863	(15,611,503)	(22,296,242)
NET ASSETS:
Beginning of Year	302,803,186	233,020,323	108,353,955	130,650,197

End of Year(a)	$266,781,607	$302,803,186	$92,742,452	$108,353,955

___________
(a) Includes Undistributed Net Investment Income of:	$533,310	$16,721	$378,395	$230,192

(b) Includes Value of Shares Issued in Merger (Note 8):	$—	$112,897,042	$—	$—

See Notes to Financial Statements.

	STRATEGIC PARTNERS HIGH YIELD BOND FUND		STRATEGIC PARTNERS MONEY MARKET FUND
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
OPERATIONS:
Net Investment Income (Loss)	$6,684,405	$9,893,397	$2,915,343	$1,392,758
Net Realized Gain (Loss) on Investments and Foreign Currencies	1,497,240	3,214,325	(2,144)	(15,463)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	1,324,240	(10,845,136)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	9,505,885	2,262,586	2,913,199	1,377,295

DIVIDENDS AND DISTRIBUTIONS (Note 1)
Dividends from Net Investment Income:
Class A	(692,299)	(644,460)	(48,409)	(154)
Class B	(121,041)	(78,721)	—	—
Class C	(924,163)	(1,377,592)	(277,330)	(129,807)
Class D	—	—	(368,701)	(206,044)
Class L	(761,413)	(1,246,113)	(546,141)	(387,698)
Class M	(3,913,659)	(5,924,059)	(1,362,679)	(571,379)
Class X	(598,046)	(856,681)	(312,391)	(126,220)

Total Dividends	(7,010,621)	(10,127,626)	(2,915,651)	(1,421,302)

Distributions from Net Realized Gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class L	—	—	—	—
Class M	—	—	—	—
Class X	—	—	—	—

Total Distributions	—	—	—	—

FUND SHARE TRANSACTIONS (Note 4)
Net Proceeds from Shares Sold(b)	25,279,123	35,599,904	46,217,631	74,781,556
Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	4,588,132	6,591,573	2,358,757	1,188,165
Cost of Shares Redeemed	(50,582,646)	(99,250,414)	(86,226,878)	(134,342,101)

Increase (Decrease) in Net Assets from Fund Share Transactions	(20,715,391)	(57,058,937)	(37,650,490)	(58,372,380)

Net Increase (Decrease) in Net Assets	(18,220,127)	(64,923,977)	(37,652,942)	(58,416,387)
NET ASSETS:
Beginning of Year	113,243,094	178,167,071	121,215,355	179,631,742

End of Year(a)	$95,022,967	$113,243,094	$83,562,413	$121,215,355

___________
(a) Includes Undistributed Net Investment Income of:	$252,511	$244,493	$—	$—

(b) Includes Value of Shares Issued in Merger (Note 8):	$—	$—	$—	$—

See Notes to Financial Statements.

OCTOBER 31, 2006

Notes to Financial Statements

1. Organization

Strategic Partners Mutual Funds, Inc., formerly known as American Skandia Advisor Funds, Inc., (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company and effective April 12, 2004, the name of the Company was changed to Strategic Partners Mutual Funds, Inc. At October 31, 2006, the Company consisted of 11 diversified portfolios and 1 non-diversified investment portfolio (Strategic Partners Mid-Cap Growth Fund) (each a “Fund” and collectively the “Funds”).

The Funds of the Company have the following as investment objectives:

Strategic Partners International Growth Fund (“International Growth”): Capital growth by investing in equity securities of foreign companies.

Strategic Partners Small Cap Growth Fund (“Small Cap Growth”): Maximum capital growth by investing in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

Strategic Partners Mid-Cap Growth Fund (“Mid-Cap Growth”): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

Strategic Partners Mid Cap Value Fund (“Mid Cap Value”): Capital growth by investing primarily in common stocks of medium capitalization companies.

Strategic Partners Capital Growth Fund (“Capital Growth”): Capital growth by investing primarily in common stocks, with the majority of the Fund’s assets in large-cap stocks.

Strategic Partners Concentrated Growth Fund (“Concentrated Growth”): Capital growth by investing in equity securities of approximately 30-45 large-cap companies.

Strategic Partners Core Value Fund (“Core Value”): Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

Strategic Partners Large Cap Core Fund (“Large Cap Core”): To outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

Strategic Partners Equity Income Fund (“Equity Income”): Long term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuation in relation to their fundamental business prospects.

Strategic Partners Balanced Fund (“Balanced”): Capital growth and current income by investing in approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

Strategic Partners High Yield Bond Fund (“High Yield Bond”): High current income by investing primarily in lower-quality fixed income securities.

Strategic Partners Money Market Fund (“Money Market”): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

2. Significant Accounting Policies

The following accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Company and the Funds in the preparation of their financial statements.

Securities Valuation

Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset value.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

Foreign Currency Translation

Fund securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on the current rates of exchange. Purchases and sales of Fund securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. Gains and losses resulting from changes in exchange rates applicable to long-term foreign securities are not reported separately from gains and losses arising from movements in securities prices. Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Fund securities, resulting from changes in exchange rates.

Forward Currency Contracts

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Funds, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

Options

The Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid, respectively.

If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option.

When a Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay (receive) a fixed interest rate (noted as the strike price) and receive (pay) a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

Repurchase Agreements

A repurchase agreement is a commitment to purchase securities from a seller who agrees to repurchase the securities at an agreed-upon price and date. The excess of the resale price over the purchase price determines the yield on the transaction. Under the terms of the agreement, the market value, including accrued interest, of the securities will be at least equal to their repurchase price.

Repurchase agreements are recorded at cost, which, combined with accrued interest, approximates market value.

Repurchase agreements bear a risk of loss in the event that the seller defaults on its obligation to repurchase the securities. In such case, the Fund may be delayed or prevented from exercising its right to dispose of the securities.

Swap Agreements

The Funds may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest.

Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds or costs of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counter party to meet the terms of the agreement.

Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Delayed Delivery Transactions

Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Securities Loans

The Funds may lend their portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. The Funds recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Funds also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These may include the Dryden Core Investment Fund – Taxable Money Market Series or Institutional Money Market Trust, advised by BlackRock Capital Management, Inc., or directly in high-quality, short-term instruments with a maturity date not to exceed 60 days.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Traded Custody Receipts

The Company invests in securities that represent an interest in a diversified portfolio (the “basket”) of debt instruments (the underlying securities). Under the term of the baskets, the Trust has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Company. Traded custody receipts (“TRACERS”) are custody receipts representing direct ownership in a static, unlevered portfolio of 28 investment-grade corporate bonds with an approximate 10-year final legal maturity. Purchasers of TRACERS will generally have all the rights and privileges of owners of the underlying bonds. Purchasers must withdraw any underlying bond that has defaulted or been downgraded below investment grade by Fitch, Ratings Ltd., either in the form of cash proceeds from liquidation or the transfer of their pro rata share of the underlying bond. As TRACERS approaches its final maturity date, it is expected that its market risk exposures will be reduced. Therefore, the volatility rating assigned to TRACERS is expected to improve (be lowered) over time.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least annually by the International Growth, Small Cap Growth, Mid-Cap Growth, Mid Cap Value, Capital Growth, Concentrated Growth, Core Value, Large Cap Core, Equity Income; semiannually by the Balanced, and declared daily and paid monthly by the High Yield Bond and Money Market.

These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes

For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements and Other Transactions with Affiliates

The Funds have entered into investment management agreements with Prudential Investments LLC (“Investment Manager”) which provide that the Investment Manager will furnish each Fund with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisors for their respective Funds’ portion of a Fund, as of October 31, 2006:

FUND	Subadvisor
International Growth	William Blair & Company, LLC
Small Cap Growth	RS Investment Management, L.P.
Transamerica Asset Management, LLC
Mid-Cap Growth	Goldman Sachs Asset Management, L.P.
Mid Cap Value*	Neuberger Berman Management, Inc.
Capital Growth	Marsico Capital Management, LLC
Concentrated Growth	Goldman Sachs Asset Management, L.P.
Core Value	AllianceBernstein, L.P.
Large Cap Core	AllianceBernstein, L.P.
Equity Income*	AllianceBernstein, L.P.
T. Rowe Price Associates, Inc.
Balanced	American Century Investment Management, Inc.
High Yield	Pacific Investment Management Company, LLC (PIMCO)
Money Market	Prudential Investment Management, Inc.

*	The Board of Directors of Strategic Partners Mutual Funds, Inc. has approved the adoption of subadvisory agreements between the Investment Manager and Jennison Associates LLC (Jennison) and the Investment Manager and Quantitative Management Associates (QMA) under which Jennison and QMA would serve as subadvisors to Equity Income Fund and the Mid Cap Value Fund, respectively. The agreements are subject to approval of the shareholders of the respective Funds. If shareholders approve the new subadvisory agreements with Jennison and QMA, the Investment Manager intends to terminate the existing subadvisory agreements with Equity Income Fund’s and Mid Cap Value Fund’s current subadvisors.

Advisory Fees and Expense Limitations

The Investment Manager receives a fee, computed daily and paid monthly, based on an annual rate of the average net assets. The Investment Manager pays each Sub-advisor a fee as compensation for advisory services provided to the Funds. The Investment Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Investment Manager will reimburse each Fund for its respective operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Funds’ average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fees and expense limitations are summarized as follows:

	Advisory Expense	Effective Advisory Fees Net of Waiver	Expense Limitations
International Growth Fund	1.00% to $500 million;	0.95%	1.60%
	0.95% next $500 million;
	0.90% in excess of $1 billion
Small Cap Growth Fund	0.95%	0.85%	1.30%
Mid-Cap Growth Fund	0.90% to $500 million;	0.90%	1.40%
	0.85% next $500 million;
	0.80% in excess of $1 billion
Mid Cap Value Fund	0.90% to $500 million;	0.90%	1.35%
	0.85% next $500 million;
	0.80% in excess of $1 billion
Capital Growth Fund	0.90% to $500 million;	0.90%	1.30%
	0.85% next $500 million;
	0.80% in excess of $1 billion
Concentrated Growth Fund	0.90% to $500 million;	0.90%	1.25%
	0.85% next $500 million;
	0.80% in excess of $1 billion
Core Value Fund	0.85%	0.85%	1.20%
Large Cap Core Fund	0.80% to $500 million;	0.80%	1.00%
	0.75% next $500 million;
	0.70% in excess of $1 billion
Equity Income Fund	0.85% to $500 million;	0.85%	1.15%
	0.80% next $500 million;
	0.75% in excess of $1 billion
Balanced Fund	0.75% to $500 million;	0.75%	1.15%
	0.70% next $500 million;
	0.65% in excess of $1 billion
High Yield Bond Fund	0.70% to $500 million;	0.70%	1.00%
	0.65% next $500 million;
	0.60% in excess of $1 billion
Money Market Fund	0.50%	0.50%	1.00%

The Investment Manager has voluntarily agreed to waive portions of its advisory fees equal to 0.05% of average daily net assets of International Growth, and 0.10% of average daily net assets of Small Cap Growth for the year ended October 31, 2006. The Investment Manager will waive a portion of its advisory fee for the Money Market Fund to the extent necessary to keep net operating expenses from exceeding total investment income. Such voluntary fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. All reimbursements by the Investment Manager are reflected in the Statements of Operations.

Management of the Company

Certain officers and directors of the Funds are officers or directors of the Investment Manager. The Funds pay no compensation directly to their officers or interested directors.

Distributor

Prudential Investment Management Services LLC (“PIMS”) and American Skandia Marketing, Incorporated (“ASMI”), both affiliates of Prudential Investments LLC and indirect, wholly-owned subsidiaries of Prudential serve as the distributors for the Funds. The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for Class A, B, C, D, L, M, X and Z shares of each Fund in accordance with the requirements of Rule 12b-1 of the Investment Company Act of 1940. No distribution or service fees are paid to PIMS as distributor for Class Z shares.

Under the Plans, the Funds compensate PIMS and ASMI a distribution and service fee at an annual rate up to 0.30%, 1.00%, 1.00%, 0.50%, 0.50%, 1.00% and 1.00% of the average daily net assets of the Class A, B, C, D, L, M and X shares, respectively. For the year ended October 31, 2006, PIMS has contractually agreed to limit such fees to 0.25 of 1% of the average daily net assets of the Class A shares. Money Market Fund compensates PIMS and ASMI a distribution and service fee at an annual rate of 0.125% of the average daily net assets. Mid Cap Value’s Class X shares expense under the plan was 0.18 of 1% of the average daily net assets of Class X shares for the year ended October 31, 2006.

During the year ended October 31, 2006, PIMS has advised the Funds, front-end sales charges (“FESC”) and gross contingent deferred sales charges (“CDSC”) were approximately as follows:

	Class A FESC	Class B CDSC	Class C CDSC	Class M CDSC	Class X CDSC
International Growth	$77,900	$22,400	$900	$301,100	$57,700
Small Cap Growth	32,600	17,400	800	132,600	25,200
Mid-Cap Growth	41,900	13,300	900	210,700	29,500
Mid Cap Value	124,900	128,800	4,300	344,300	38,500
Capital Growth	169,900	36,400	5,300	766,100	116,200
Concentrated Growth	69,500	31,100	1,400	481,400	82,500
Core Value	14,100	4,000	200	55,300	6,400
Large Cap Core	29,000	20,800	1,000	359,500	16,600
Equity Income	57,300	21,300	2,600	411,200	94,700
Balanced	44,500	7,000	500	171,500	30,100
High Yield Bond	38,600	8,300	900	283,500	19,000
Money Market	—	—	100	313,300	108,800

Transfer Agent

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent fees and expenses are shown in the Statements of Operations.

Cash Sweep

The Funds invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Securities Lending Agent

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, served as the Funds’ securities lending agent. For the year ended October 31, 2006, PIM was compensated as follows for these services by the Funds’:

FUND	PIM
International Growth	$845
Small Cap Growth	50,993
Mid-Cap Growth	13,325
Mid Cap Value	77,991
Capital Growth	146,110
Concentrated Growth	12,624
Large Cap Core	13,940
Equity Income	12,332
High Yield	40,770
Broker

For the year ended October 31, 2006, Prudential Equity Group, LLC, and Wachovia Securities, LLC, earned brokerage commissions from transactions executed on behalf of the Funds:

FUND	Prudential Equity Group	Wachovia
Balanced	$733	$—
Capital Growth	714	—
Mid Cap Value	11,305	3,040
Equity Income	—	2,843
Small Cap Growth	—	10

4. Shares of Capital Stock

Class A shares (except for Money Market) are sold with a front-end sales charge of up to 5.50% (High Yield Bond up to 4.50%). Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares (except for Money Market) are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class M shares and Class X shares (purchased prior to August 19, 1998) will automatically convert to Class A shares approximately eight years after purchase (10 years for Class X shares purchased after August 19, 1998). Class C shares are sold with a CDSC of 1% during the first 12 months. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Class M shares are also closed to most new purchases (with the exception of reinvested dividends). Class L shares and Class M shares are only exchangeable with Class L shares and Class M shares, respectively, offered by the other Strategic Partners Funds. Class X shares are closed to new purchases. In addition, for Money Market only, Class D shares are offered with no sales charge. The authorized capital stock of the Funds is 5.5 billion shares, with a par value of $.001 per share. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of capital stock, during the year ended October 31, 2006, were as follows:

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	655,749	$10,446,616	208,968	$3,203,622	213,052	$3,296,473	94,687	$1,521,421	462,963	$7,152,519	94,056	$1,346,481
Redeemed	(506,642)	(8,062,403)	(160,656)	(2,465,030)	(1,008,374)	(15,485,964)	(738,356)	(11,650,618)	(2,298,518)	(35,246,823)	(553,955)	(8,559,006)

Net Increase / (Decrease) Before Conversion	149,107	2,384,213	48,312	738,592	(795,322)	(12,189,491)	(643,669)	(10,129,197)	(1,835,555)	(28,094,304)	(459,899)	(7,212,525)
Conversions from Class B, Class M and Class X into Class A	566,365	8,939,392	(1,681)	(25,147)	—	—	—	—	(286,988)	(4,411,456)	(296,749)	(4,502,789)

Net Increase / (Decrease)	715,472	$11,323,605	46,631	$713,445	(795,322)	$(12,189,491)	(643,669)	$(10,129,197)	(2,122,543)	$(32,505,760)	(756,648)	$(11,715,314)

112

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
SMALL-CAP GROWTH:
Sold	593,577	$3,301,036	124,767	$667,414	225,477	$1,200,537	31,641	$181,162	319,871	$1,733,506	44,325	$250,734
Reinvested	29,405	161,729	30,084	157,941	72,909	385,687	52,720	287,849	139,553	738,236	33,227	176,102
Redeemed	(616,704)	(3,429,712)	(342,159)	(1,805,857)	(1,446,761)	(7,716,338)	(884,235)	(4,890,104)	(2,701,308)	(14,373,428)	(559,398)	(3,022,936)

Net Increase / (Decrease) Before Conversion	6,278	33,053	(187,308)	(980,502)	(1,148,375)	(6,130,114)	(799,874)	(4,421,093)	(2,241,884)	(11,901,686)	(481,846)	(2,596,100)
Conversion from Class B, Class M and Class X into Class A	282,942	1,562,811	(15,972)	(83,289)	—	—	—	—	(116,019)	(611,761)	(162,926)	(867,761)

Net Increase / (Decrease)	289,220	$1,595,864	(203,280)	$(1,063,791)	(1,148,375)	$(6,130,114)	(799,874)	$(4,421,093)	(2,357,903)	$(12,513,447)	(644,772)	$(3,463,861)

MID-CAP GROWTH:
Sold	950,794	$4,638,151	198,363	$950,686	192,009	$901,811	80,453	$402,863	296,955	$1,415,064	112,507	$563,039
Redeemed	(630,373)	(3,091,807)	(132,591)	(630,169)	(1,657,965)	(7,833,642)	(1,559,568)	(7,629,943)	(4,062,554)	(19,277,555)	(864,612)	(4,103,753)

Net Increase / (Decrease) Before Conversion	320,421	1,546,344	65,772	320,517	(1,465,956)	(6,931,831)	(1,479,115)	(7,227,080)	(3,765,599)	(17,862,491)	(752,105)	(3,540,714)
Conversion from Class B, Class M and Class X into Class A	206,794	1,016,391	(458)	(2,187)	—	—	—	—	(115,565)	(545,944)	(98,112)	(468,260)

Net Increase / (Decrease)	527,215	$2,562,735	65,314	$318,330	(1,465,956)	$(6,931,831)	(1,479,115)	$(7,227,080)	(3,881,164)	$(18,408,435)	(850,217)	$(4,008,974)

MID CAP VALUE:
Sold	1,807,136	$31,681,312	3,328,648	$55,040,516	2,756,378	$45,607,381	112,111	$2,022,806	450,507	$7,536,531	103,884	$1,776,262
Reinvested	149,137	2,514,438	42,509	679,292	593,277	9,462,775	480,517	8,024,632	1,552,098	24,755,971	282,169	4,483,671
Redeemed	(700,787)	(12,404,100)	(744,053)	(12,456,689)	(1,589,867)	(26,655,615)	(928,975)	(16,431,846)	(2,780,839)	(46,726,666)	(465,539)	(7,850,896)

Net Increase / (Decrease) Before Conversion	1,255,486	21,791,650	2,627,104	43,263,119	1,759,788	28,414,541	(336,347)	(6,384,408)	(778,234)	(14,434,164)	(79,486)	(1,590,963)
Conversion from Class B, Class M and Class X into Class A	215,609	3,785,068	(29,508)	(482,512)	—	—	—	—	(128,616)	(2,117,075)	(70,700)	(1,185,481)

Net Increase / (Decrease)	1,471,095	$25,576,718	2,597,596	$42,780,607	1,759,788	$28,414,541	(336,347)	$(6,384,408)	(906,850)	$(16,551,239)	(150,186)	$(2,776,444)

	CLASS Z
	SHARES	AMOUNT
MID CAP VALUE (continued):
Sold	907,046	$15,819,870
Reinvested	—	—
Redeemed	(229,095)	(4,085,031)

Net Increase / (Decrease)	677,951	$11,734,839

CAPITAL GROWTH:
Sold	747,749	$11,996,302	196,189	$3,045,732	544,746	$8,422,699	60,507	$984,500	454,940	$7,010,457	74,319	$1,207,169
Redeemed	(605,863)	(9,727,693)	(91,442)	(1,402,480)	(2,913,613)	(44,762,949)	(1,925,355)	(30,734,247)	(5,527,209)	(84,645,465)	(902,442)	(13,857,387)

Net Increase / (Decrease) Before Conversion	141,886	2,268,609	104,747	1,643,252	(2,368,867)	(36,340,250)	(1,864,848)	(29,749,747)	(5,072,269)	(77,635,008)	(828,123)	(12,650,218)
Conversion from Class B, Class M and Class X into Class A	616,011	9,797,280	(10,710)	(162,522)	—	—	—	—	(433,135)	(6,560,000)	(201,976)	(3,074,758)

Net Increase / (Decrease)	757,897	$12,065,889	94,037	$1,480,730	(2,368,867)	$(36,340,250)	(1,864,848)	$(29,749,747)	(5,505,404)	$(84,195,008)	(1,030,099)	$(15,724,976)

CONCENTRATED GROWTH:
Sold	522,124	$6,505,234	177,937	$1,910,904	99,568	$1,065,759	14,047	$196,551	111,220	$1,189,145	27,969	$360,744
Redeemed	(399,052)	(5,022,791)	(90,141)	(968,760)	(1,253,443)	(13,410,350)	(1,089,133)	(13,621,583)	(4,458,727)	(47,818,741)	(742,236)	(7,988,029)

Net Increase / (Decrease) Before Conversion	123,072	1,482,443	87,796	942,144	(1,153,875)	(12,344,591)	(1,075,086)	(13,425,032)	(4,347,507)	(46,629,596)	(714,267)	(7,627,285)
Conversion from Class B, Class M and Class X into Class A	595,763	7,411,833	(135)	(1,413)	—	—	—	—	(364,276)	(3,865,669)	(333,184)	(3,544,751)

Net Increase / (Decrease)	718,835	$8,894,276	87,661	$940,731	(1,153,875)	$(12,344,591)	(1,075,086)	$(13,425,032)	(4,711,783)	$(50,495,265)	(1,047,451)	$(11,172,036)

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
CORE VALUE:
Sold	184,357	$2,457,467	27,845	$372,927	97,364	$1,330,246	29,797	$401,164	254,874	$3,471,926	54,103	$726,670
Reinvested	9,468	119,963	4,772	60,460	39,231	497,058	32,416	410,387	87,548	1,109,236	17,242	218,629
Redeemed	(114,199)	(1,534,711)	(12,052)	(161,390)	(284,684)	(3,769,060)	(168,795)	(2,261,679)	(456,211)	(6,094,146)	(83,375)	(1,103,871)

Net Increase / (Decrease) Before Conversion	79,626	1,042,719	20,565	271,997	(148,089)	(1,941,756)	(106,582)	(1,450,128)	(113,789)	(1,512,984)	(12,030)	(158,572)
Conversion from Class B, Class M and Class X into Class A	46,877	627,277	(2,557)	(34,495)	—	—	—	—	(16,636)	(228,273)	(27,860)	(364,509)

Net Increase / (Decrease)	126,503	$1,669,996	18,008	$237,502	(148,089)	$(1,941,756)	(106,582)	$(1,450,128)	(130,425)	$(1,741,257)	(39,890)	$(523,081)

LARGE CAP CORE:
Sold	497,426	$4,968,982	100,352	$974,152	111,110	$1,087,662	17,150	$178,839	249,431	$2,460,779	34,870	$348,760
Reinvested	5,755	57,086	271	2,622	2,049	19,792	10,495	103,793	4,740	45,788	688	6,621
Redeemed	(423,170)	(4,220,286)	(95,908)	(927,253)	(1,060,875)	(10,286,351)	(650,072)	(6,442,028)	(2,682,403)	(25,920,720)	(227,765)	(2,193,450)

Net Increase / (Decrease) Before Conversion	80,011	805,782	4,715	49,521	(947,716)	(9,178,897)	(622,427)	(6,159,396)	(2,428,232)	(23,414,153)	(192,207)	(1,838,069)
Conversion from Class B and Class M into Class A	131,062	1,305,665	(2,212)	(21,375)	—	—	—	—	(70,676)	(692,530)	(62,414)	(591,760)

Net Increase / (Decrease)	211,073	$2,111,447	2,503	$28,146	(947,716)	$(9,178,897)	(622,427)	$(6,159,396)	(2,498,908)	$(24,106,683)	(254,621)	$(2,429,829)

EQUITY INCOME:
Sold	439,154	$6,730,675	82,750	$1,206,065	105,348	$1,547,102	27,514	$441,706	189,138	$2,785,678	57,764	$776,785
Reinvested	617	9,023	—	—	—	—	594	8,646	—	—	—	—
Redeemed	(418,571)	(6,405,325)	(50,634)	(741,523)	(1,156,169)	(16,868,590)	(984,395)	(14,719,663)	(2,995,342)	(43,672,538)	(785,116)	(11,410,765)

Net Increase / (Decrease) Before Conversion	21,200	334,373	32,116	464,542	(1,050,821)	(15,321,488)	(956,287)	(14,269,311)	(2,806,204)	(40,886,860)	(727,352)	(10,633,980)
Conversion from Class B, Class M and Class X into Class A	762,062	11,455,390	(5)	(77)	—	—	—	—	(339,503)	(4,983,053)	(447,571)	(6,472,260)

Net Increase / (Decrease)	783,262	$11,789,763	32,111	$464,465	(1,050,821)	$(15,321,488)	(956,287)	$(14,269,311)	(3,145,707)	$(45,869,913)	(1,174,923)	$(17,106,240)

BALANCED:
Sold	243,289	$3,345,536	58,482	$801,286	77,942	$1,075,642	23,214	$322,618	153,194	$2,105,523	42,367	$565,586
Reinvested	7,223	97,520	1,226	16,566	5,973	80,683	10,848	146,600	23,510	317,672	5,717	77,221
Redeemed	(223,656)	(3,078,168)	(25,034)	(344,855)	(299,056)	(4,093,934)	(320,888)	(4,402,763)	(1,317,037)	(18,055,104)	(252,459)	(3,455,319)

Net Increase / (Decrease) Before Conversion	26,856	364,888	34,674	472,997	(215,141)	(2,937,609)	(286,826)	(3,933,545)	(1,140,333)	(15,631,909)	(204,375)	(2,812,512)
Conversion from Class B, Class M and Class X into Class A	250,247	3,423,809	(373)	(5,033)	—	—	—	—	(128,523)	(1,762,534)	(121,963)	(1,656,242)

Net Increase / (Decrease)	277,103	$3,788,697	34,301	$467,964	(215,141)	$(2,937,609)	(286,826)	$(3,933,545)	(1,268,856)	$(17,394,443)	(326,338)	$(4,468,754)

HIGH YIELD BOND:
Sold	1,453,908	$10,407,077	81,586	$585,036	424,645	$3,032,216	93,890	$668,866	1,328,980	$9,513,863	149,594	$1,072,065
Reinvested	56,974	409,409	10,844	77,677	103,532	741,497	78,993	565,932	321,587	2,301,409	68,825	492,208
Redeemed	(913,069)	(6,552,040)	(68,955)	(493,860)	(899,276)	(6,424,759)	(597,503)	(4,271,810)	(4,052,688)	(28,944,655)	(546,072)	(3,895,522)

Net Increase / (Decrease) Before Conversion	597,813	4,264,446	23,475	168,853	(371,099)	(2,651,046)	(424,620)	(3,037,012)	(2,402,121)	(17,129,383)	(327,653)	(2,331,249)
Conversion from Class B, Class M and Class X into Class A	548,438	3,920,983	(11,759)	(84,152)	—	—	—	—	(298,537)	(2,132,130)	(239,455)	(1,704,701)

Net Increase / (Decrease)	1,146,251	$8,185,429	11,716	$84,701	(371,099)	$(2,651,046)	(424,620)	$(3,037,012)	(2,700,658)	$(19,261,513)	(567,108)	$(4,035,950)

	CLASS A		CLASS C		CLASS D		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
MONEY MARKET:
Sold	17,005	$17,003	873,285	$873,285	167,594	$167,594	7,978,168	$7,978,168	27,290,001	$27,290,001	9,891,580	$9,891,580
Reinvested	44,428	44,428	187,610	187,610	251,088	251,088	488,623	488,623	1,121,628	1,121,628	265,380	265,380
Redeemed	(534,150)	(534,150)	(4,825,845)	(4,825,845)	(3,672,972)	(3,672,972)	(16,804,157)	(16,804,157)	(46,522,142)	(46,522,142)	(13,867,612)	(13,867,612)

Net Increase / (Decrease) Before Conversion	(472,717)	(472,719)	(3,764,950)	(3,764,950)	(3,254,290)	(3,254,290)	(8,337,366)	(8,337,366)	(18,110,513)	(18,110,513)	(3,710,652)	(3,710,652)
Conversion from Class M and Class X into Class A	3,271,718	3,271,718	—	—	—	—	—	—	(2,187,339)	(2,187,339)	(1,084,379)	(1,084,379)

Net Increase / (Decrease)	2,799,001	$2,798,999	(3,764,950)	$(3,764,950)	(3,254,290)	$(3,254,290)	(8,337,366)	$(8,337,366)	(20,297,852)	$(20,297,852)	(4,795,031)	$(4,795,031)

114

Transactions in shares of capital stock, during the year ended October 31, 2005, were as follows:

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
INTERNATIONAL GROWTH:
Sold	846,268	$10,858,026	343,850	$4,324,095	228,000	$2,870,635	133,959	$1,720,179	505,054	$6,314,146	98,448	$1,237,664
Reinvested	12,713	159,672	477	5,859	19,575	240,965	40,035	502,843	41,086	504,535	12,519	153,732
Redeemed	(607,760)	(7,898,438)	(234,803)	(2,980,127)	(1,415,305)	(17,833,016)	(2,155,985)	(27,702,830)	(2,834,329)	(35,731,777)	(728,015)	(9,171,182)

Net Increase/(Decrease) before Conversion	251,221	3,119,260	109,524	1,349,827	(1,167,730)	(14,721,416)	(1,981,991)	(25,479,808)	(2,288,189)	(28,913,096)	(617,048)	(7,779,786)
Conversion from Class B into Class A	330	4,392	(339)	(4,392)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	251,551	$3,123,652	109,185	$1,345,435	(1,167,730)	$(14,721,416)	(1,981,991)	$(25,479,808)	(2,288,189)	$(28,913,096)	(617,048)	$(7,779,786)

SMALL CAP GROWTH:
Sold	2,195,380	$11,499,809	1,521,113	$7,042,374	3,301,876	$19,190,865	1,928,392	$6,691,923	5,443,416	$31,767,775	1,503,989	$4,199,894
Redeemed	(368,336)	(1,971,305)	(21,892)	(145,944)	(684,627)	(3,578,979)	(834,159)	(4,471,436)	(1,270,203)	(6,627,717)	(269,171)	(1,402,458)

Net Increase/(Decrease) before Conversion	1,827,044	9,528,504	1,499,221	6,896,430	2,617,249	15,611,886	1,094,233	2,220,487	4,173,213	25,140,058	1,234,818	2,797,436
Conversion from Class B into Class A	6,116	34,188	(6,390)	(34,188)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	1,833,160	$9,562,692	1,492,831	$6,862,242	2,617,249	$15,611,886	1,094,233	$2,220,487	4,173,213	$25,140,058	1,234,818	$2,797,436

MID-CAP GROWTH:
Sold	1,840,530	$8,367,475	311,247	$1,382,274	484,092	$2,154,365	181,141	$819,980	660,618	$2,940,137	124,542	$557,158
Redeemed	(1,392,069)	(6,406,848)	(75,553)	(339,019)	(2,203,787)	(9,764,295)	(3,946,048)	(17,740,470)	(5,205,983)	(23,160,141)	(1,054,621)	(4,644,333)

Net Increase/(Decrease) before Conversion	448,461	1,960,627	235,694	1,043,255	(1,719,695)	(7,609,930)	(3,764,907)	(16,920,490)	(4,545,365)	(20,220,004)	(930,079)	(4,087,175)
Conversion from Class B into Class A	2,133	9,660	(2,182)	(9,660)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	450,594	$1,970,287	233,512	$1,033,595	(1,719,695)	$(7,609,930)	(3,764,907)	$(16,920,490)	(4,545,365)	$(20,220,004)	(930,079)	$(4,087,175)

MID CAP VALUE:
Sold	788,399	$15,452,692	136,307	$2,529,641	387,615	$7,269,131	183,538	$3,547,575	638,701	$12,027,462	129,564	$2,433,467
Reinvested	92,981	1,722,930	7,986	142,787	356,992	6,372,310	367,808	6,782,379	904,962	16,153,566	176,016	3,133,082
Redeemed	(588,135)	(11,621,748)	(23,758)	(461,129)	(962,832)	(18,095,709)	(1,620,680)	(31,232,708)	(2,211,536)	(41,715,526)	(423,011)	(7,943,174)

Net Increase/(Decrease) before Conversion	293,245	5,553,874	120,535	2,211,299	(218,225)	(4,454,268)	(1,069,334)	(20,902,754)	(667,873)	(13,534,498)	(117,431)	(2,376,625)
Conversion from Class B into Class A	1,910	38,681	(1,989)	(38,681)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	295,155	$5,592,555	118,546	$2,172,618	(218,225)	$(4,454,268)	(1,069,334)	$(20,902,754)	(667,873)	$(13,534,498)	(117,431)	$(2,376,625)

CAPITAL GROWTH:
Sold	1,434,973	$21,140,891	373,816	$5,290,603	679,704	$9,660,684	230,109	$3,351,268	745,504	$10,547,200	199,653	$2,838,004
Redeemed	(756,958)	(11,275,079)	(51,741)	(742,509)	(3,591,941)	(51,104,127)	(3,769,556)	(55,064,330)	(6,207,302)	(88,339,227)	(1,098,975)	(15,556,249)

Net Increase/ (Decrease) before Conversion	678,015	9,865,812	322,075	4,548,094	(2,912,237)	(41,443,443)	(3,539,447)	(51,713,062)	(5,461,798)	(77,792,027)	(899,322)	(12,718,245)
Conversion from Class B into Class A	5,051	78,298	(5,247)	(78,298)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	683,066	$9,944,110	316,828	$4,469,796	(2,912,237)	$(41,443,443)	(3,539,447)	$(51,713,062)	(5,461,798)	$(77,792,027)	(899,322)	$(12,718,245)

CONCENTRATED GROWTH:
Sold	807,929	$9,328,743	252,796	$2,502,215	168,808	$1,669,985	9,880	$115,110	51,692	$518,050	17,043	$171,223
Redeemed	(477,314)	(5,516,812)	(56,229)	(556,838)	(2,177,036)	(21,573,820)	(2,210,745)	(25,486,536)	(7,062,665)	(70,121,999)	(1,075,766)	(10,691,010)

Net Increase/(Decrease) before Conversion	330,615	3,811,931	196,567	1,945,377	(2,008,228)	(19,903,835)	(2,200,865)	(25,371,426)	(7,010,973)	(69,603,949)	(1,058,723)	(10,519,787)
Conversion from Class B into Class A	65	750	(76)	(750)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	330,680	$3,812,681	196,491	$1,944,627	(2,008,228)	$(19,903,835)	(2,200,865)	$(25,371,426)	(7,010,973)	$(69,603,949)	(1,058,723)	$(10,519,787)

CORE VALUE:
Sold	242,808	$3,098,274	61,632	$781,681	204,051	$2,605,169	91,147	$1,153,356	403,499	$5,136,882	134,409	$1,707,851
Reinvested	6,748	84,419	604	7,563	20,523	256,748	20,365	254,769	39,678	496,372	8,755	109,613
Redeemed	(113,046)	(1,443,891)	(3,666)	(46,975)	(337,631)	(4,307,320)	(261,230)	(3,329,327)	(572,328)	(7,341,694)	(158,358)	(2,030,974)

Net Increase/(Decrease) before Conversion	136,510	1,738,802	58,570	742,269	(113,057)	(1,445,403)	(149,718)	(1,921,202)	(129,151)	(1,708,440)	(15,194)	(213,510)
Conversion from Class B into Class A	1,514	19,748	(1,521)	(19,748)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	138,024	$1,758,550	57,049	$722,521	(113,057)	$(1,445,403)	(149,718)	$(1,921,202)	(129,151)	$(1,708,440)	(15,194)	$(213,510)

	CLASS A		CLASS B		CLASS C		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
LARGE CAP CORE:
Sold	1,164,500	$11,376,095	247,968	$2,368,400	824,549	$7,496,115	696,238	$5,985,019	2,142,153	$20,155,199	396,300	$3,598,485
Redeemed	(700,255)	(6,610,683)	(55,640)	(510,242)	(1,324,912)	(12,098,955)	(1,253,136)	(11,789,245)	(3,169,245)	(29,003,478)	(286,674)	(2,615,174)

Net Increase/(Decrease)	464,245	$4,765,412	192,328	$1,858,158	(500,363)	$(4,602,840)	(556,898)	$(5,804,226)	(1,027,092)	$(8,848,279)	109,626	$983,311

EQUITY INCOME:
Sold	1,016,385	$13,996,550	163,312	$2,188,574	1,546,648	$20,439,887	1,350,811	$18,283,904	4,255,327	$56,360,024	1,293,533	$17,091,926
Reinvested	6,975	96,464	71	961	2,525	34,168	19,535	270,174	6,297	85,324	1,755	23,749
Redeemed	(658,544)	(9,122,736)	(21,577)	(292,954)	(921,495)	(12,438,135)	(1,272,716)	(17,625,621)	(2,444,257)	(33,014,820)	(529,193)	(7,120,043)

Net Increase/(Decrease) before Conversion	364,816	4,970,278	141,806	1,896,581	627,678	8,035,920	97,630	928,457	1,817,367	23,430,528	766,095	9,995,632
Conversion from Class B into Class A	479	6,768	(490)	(6,768)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	365,295	$4,977,046	141,316	$1,889,813	627,678	$8,035,920	97,630	$928,457	1,817,367	$23,430,528	766,095	$9,995,632

BALANCED:
Sold	502,705	$6,627,496	116,105	$1,518,703	100,606	$1,323,750	54,676	$713,289	282,142	$3,682,163	58,296	$765,990
Reinvested	5,387	71,113	669	8,840	7,617	100,359	17,328	228,515	28,379	374,163	7,017	92,426
Redeemed	(174,296)	(2,296,824)	(20,610)	(271,437)	(519,177)	(6,822,925)	(716,146)	(9,434,322)	(1,570,329)	(20,608,129)	(349,449)	(4,581,750)

Net Increase/(Decrease) before Conversion	333,796	4,401,785	96,164	1,256,106	(410,954)	(5,398,816)	(644,142)	(8,492,518)	(1,259,808)	(16,551,803)	(284,136)	(3,723,334)
Conversion from Class B into Class A	1,902	25,069	(1,906)	(25,069)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	335,698	$4,426,854	94,258	$1,231,037	(410,954)	$(5,398,816)	(644,142)	$(8,492,518)	(1,259,808)	$(16,551,803)	(284,136)	$(3,723,334)

HIGH YIELD BOND:
Sold	1,266,984	$9,351,988	214,501	$1,589,584	747,611	$5,485,186	287,108	$2,135,648	1,944,542	$14,420,806	353,039	$2,616,692
Reinvested	67,114	496,867	7,613	55,768	144,217	1,065,632	117,688	869,354	456,651	3,366,446	100,084	737,506
Redeemed	(1,409,600)	(10,329,212)	(45,319)	(332,955)	(2,386,334)	(17,631,255)	(1,787,750)	(13,215,810)	(6,914,498)	(51,090,595)	(896,567)	(6,650,587)

Net Increase/(Decrease) before Conversion	(75,502)	(480,357)	176,795	1,312,397	(1,494,506)	(11,080,437)	(1,382,954)	(10,210,808)	(4,513,305)	(33,303,343)	(443,444)	(3,296,389)
Conversion from Class B into Class A	3,378	24,908	(3,382)	(24,908)	—	—	—	—	—	—	—	—

Net Increase/(Decrease)	(72,124)	$(455,449)	173,413	$1,287,489	(1,494,506)	$(11,080,437)	(1,382,954)	$(10,210,808)	(4,513,305)	$(33,303,343)	(443,444)	$(3,296,389)

	CLASS A		CLASS C		CLASS D		CLASS L		CLASS M		CLASS X
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
MONEY MARKET:
Sold	55,097	$55,097	1,230,128	$1,230,128	5,389,855	$5,389,855	11,887,327	$11,887,327	43,018,513	$43,018,513	13,200,636	$13,200,636
Reinvested	140	140	92,464	92,464	143,713	143,713	352,300	352,300	489,858	489,859	109,688	109,689
Redeemed	(22,515)	(22,515)	(11,061,205)	(11,061,217)	(8,493,037)	(8,493,575)	(35,857,788)	(35,857,789)	(62,533,193)	(62,533,195)	(16,373,810)	(16,373,810)

Net Increase/(Decrease)	32,722	$32,722	(9,738,613)	$(9,738,625)	(2,959,469)	$(2,960,007)	(23,618,161)	$(23,618,162)	(19,024,822)	$(19,024,823)	(3,063,486)	$(3,063,485)

5. Taxation

Each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

For the year ended October 31, 2006, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
Small Cap Growth	$632,970	$1,613,657	$2,246,627
Mid Cap Value	319,005	59,130,489	59,449,494
Core Value	270,112	2,601,527	2,871,639
Large Cap Core	333,515	—	333,515
Equity Income	37,831	—	37,831
Balanced	889,812	—	889,812
High Yield Bond	7,010,621	—	7,010,621
Money Market	2,915,651	—	2,915,651

For the year ended October 31, 2005, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
International Growth	$1,698,413	$—	$1,698,413
Mid Cap Value	9,429,006	28,187,639	37,616,645
Core Value	144,591	1,125,279	1,269,870
Large Cap Core	31,655	—	31,655
Equity Income	527,377	—	527,377
Balanced	975,175	—	975,175
High Yield Bond	10,127,626	—	10,127,626
Money Market	1,421,302	—	1,421,302

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as such.

The tax character of distributable earnings/(accumulated losses) at October 31, 2006 was:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards
International Growth	$1,636,315	$—	$117,012,490
Small Cap Growth	—	—	125,812,343
Mid-Cap Growth	—	—	142,698,369
Mid Cap Value	115,876	31,630,711	—
Capital Growth	—	—	80,408,163
Concentrated Growth	—	—	972,039,559
Core Value	173,548	4,355,749	—
Large Cap Core	176,416	—	21,601,087
Equity Income	533,310	—	26,437,549
Balanced	378,395	77,863	—
High Yield Bond	432,472	—	32,686,489
Money Market	14,631	—	17,607

At October 31, 2006, the following funds had, for federal income tax purposes, capital loss carryfor-wards available to offset future net realized capital gains. However, it is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

	EXPIRING OCTOBER 31,
	2007	2008	2009	2010	2011	2012	2013	2014
International Growth	$2,434,590	$11,239,930	$37,378,698	$50,162,120	$15,797,152	$—	$—	$—
Small Cap Growth	3,769,821	86,335,732	31,576,598	4,130,192	—	—	—	—
Mid-Cap Growth	—	77,164,487	61,020,585	3,486,677	1,026,620	—	—	—
Capital Growth	—	10,104,824	5,432,958	64,870,381	—	—	—	—
Concentrated Growth	459,582	304,073,150	384,441,491	201,055,611	82,009,725	—	—	—
Large Cap Core	—	1,791,512	2,332,221	8,177,121	8,971,027	329,206	—	—
Equity Income	—	—	14,360,505	2,828,941	9,248,103	—	—	—
High Yield Bond	—	—	7,521,577	18,610,007	6,554,905	—	—	—
Money Market	—	—	—	—	—	—	15,463	2,144

The following funds utilized losses deferred in prior years against current year capital gain as follows:

International Growth	$41,814,400
Small Cap Growth	2,464,870
Mid-Cap Growth	11,032,033
Mid Cap Value	2,115,059
Capital Growth	99,408,700
Concentrated Growth	18,901,560
Large Cap Core	11,009,942
Equity Income	18,376,133
High Yield Bond	1,380,339
Balanced	5,205,812

At October 31, 2006, the cost and unrealized appreciation or depreciation in value of the investments for federal income tax purposes, were as follows:

	TAX BASIS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED (DEPRECIATION)	UNREALIZED APPRECIATION (DEPRECIATION)	OTHER TEMPORARY DIFFERENCES
International Growth	190,552,265	70,294,390	(8,219,886)	62,074,504	(151,426)
Small Cap Growth	105,747,834	12,350,859	(2,524,507)	9,826,352	—
Mid-Cap Growth	125,596,111	20,427,868	(6,781,305)	13,646,563	—
Mid Cap Value	407,002,526	71,211,467	(13,771,051)	57,440,416	—
Capital Growth	463,336,305	144,661,627	(5,451,632)	139,209,995	—
Concentrated Growth	226,748,029	57,738,646	(11,076,134)	46,662,512	—
Core Value	37,206,096	12,194,561	(941,307)	11,253,254	—
Large Cap Core	114,493,108	29,052,043	(1,974,917)	27,077,126	—
Equity Income	237,426,169	60,956,329	(3,883,166)	57,073,163	—
Balanced	88,093,501	10,846,369	(795,132)	10,051,237	(34,194)
High Yield Bond	111,042,445	2,927,665	(1,483,285)	1,444,380	(147,686)
Money Market	83,952,117	—	—	—	—

The differences between book and tax basis of investments are primarily attributable to deferred losses on wash sales, as well as tax adjustment on investments in Passive Foreign Investment Companies, Real Estate Investments Trusts, foreign exchange contracts, and other temporary differences.

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended October 31, 2006 the adjustments were as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
International Growth (d)(g)(i)	$1,431,457	$(1,528,669)	$97,212
Small Cap Growth (a)(f)(i)	1,708,305	(1,691)	(1,706,614)
Mid-Cap Growth (a)	2,125,936	—	(2,125,936)
Mid Cap Value (b)(c)(f)(h)	1,335,321	(1,779,971)	444,650
Capital Growth (a)	6,967,669	(3,887)	(6,963,782)
Concentrated Growth (a)	3,281,288	—	(3,281,288)
Large Cap Core (d)(f)	(15,522)	15,522	—
Equity Income (i)	(7,700)	—	7,700
Balanced (e)(f)	10,147	(10,147)	—
High Yield Bond (d)(i)	334,234	(334,234)	—

(a)	Reclassification of tax operating loss.
(b)	Reclassification of deferred compensation from merger.
(c)	Reclassification of disallowed wash sales from merger.
(d)	Reclassification of foreign currency exchange gain or loss.
(e)	Reclassification of paydown gains.
(f)	Reclassification of Real Estate Investment Trust tax adjustments.
(g)	Reclassification of capital gain/loss on Passive Foreign Investment Companies.
(h)	Reclassification of short-term gain to ordinary Income.
(i)	Other book to tax adjustments.

6. Portfolio Securities

Purchases and sales of securities, other than U.S. government securities and short-term obligations, during the year ended October 31, 2006, were as follows:

	PURCHASES	SALES
International Growth	$191,511,143	$241,036,761
Small Cap Growth	133,547,824	163,341,973
Mid-Cap Growth	74,087,048	109,864,118
Mid Cap Value	303,960,107	413,876,057
Capital Growth	307,612,009	465,924,965
Concentrated Growth	108,779,342	189,976,887
Core Value	8,892,443	16,369,705
Large Cap Core	40,902,475	78,852,799
Equity Income	100,620,430	183,408,607
Balanced	78,045,360	97,148,488
High Yield Bond	94,318,011	119,073,158

Purchases and sales of U.S. government securities, during the year ended October 31, 2006, were as follows:

	PURCHASES	SALES
Balanced	$94,068,126	$94,955,561

7. Line of Credit

The Funds, along with other affiliated registered investment companies, are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following table summarizes the borrowing that occurred during the year ended October 31, 2006:

	Average Loan Outstanding During the Borrowing Period	Average Interest Rate	Number of Days Outstanding
International Growth	$1,948,521	5.109%	71
Mid-Cap Growth	1,000,000	5.220%	1
Mid Cap Value	850,000	5.750%	1
Capital Growth	1,400,000	4.940%	1
Concentrated Growth	1,050,000	5.659%	4
Large Cap Core	640,703	5.342%	37
High Yield	980,000	5.513%	5
Equity Income	566,667	5.004%	6

8. Reorganizations

Based on an approval by the shareholders on September 21, 2005 of an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of the net assets of the Class A, B, C, and Z shares of Strategic Partners Opportunity Funds—Mid Cap Value Fund for like shares of Strategic Partners Mid Cap Value. A reorganization took place on November 25, 2005.

The reorganization was accomplished by a tax-free exchange of the following shares:

Merged Fund
Strategic Partners Opportunity Funds – Mid Cap Value Fund
		Shares
Class	A	1,678,233
	B	4,413,301
	C	3,235,587
	Z	1,213,367

Acquiring Fund
Strategic Partners Mid Cap Value (formerly known as Strategic Partners Relative Value Fund)
		Shares	Value
Class	A	1,202,819	$20,965,128
	B	3,240,103	53,526,504
	C	2,378,032	39,237,531
	Z	876,999	15,286,100

The total net assets and net unrealized appreciation of the Merged Fund immediately before the acquisitions and the acquired capital loss carryforwards from the merged funds were as follows:

Merged Fund	Total Net Assets	Net Unrealized Appreciation
Strategic Partners Opportunity Funds – Mid Cap Value Fund	$129,015,263	$25,786,234

Acquiring Fund	Total Net Assets
Strategic Partners Mid Cap Value Fund	$305,693,627

The following reorganizations occurred in the fiscal year ended October 31, 2005.

On May 26, 2004, September 1, 2004, November 16, 2004, and March 3, 2005 the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Class A, B, C, L, M, and X shares of the following funds for like shares of the acquiring funds and the assumption of liabilities of the funds.

Shareholders approved the Plan at a meeting on September 12, 2005 and September 21, 2005, respectively, and the reorganization took place on September 19, 2005 and October 21, 2005.

The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Fund
Strategic Partners Growth with Income Fund
		Shares
Class	A	274,249
	B	58,513
	C	564,873
	L	642,595
	M	1,760,097
	X	271,891
Strategic Partners Capital Income Fund
		Shares
Class	A	370,023
	B	58,578
	C	1,490,034
	L	1,428,527
	M	4,262,977
	X	1,310,026
Merged Fund
Strategic Partners Small Cap Growth Opportunity Fund
		Shares
Class	A	412,547
	B	72,565
	C	1,023,758
	L	920,866
	M	2,709,038
	X	746,657
Strategic Partners Style Specific Small Cap Growth Fund
		Shares
Class	A	516,485
	B	824,390
	C	772,936

Acquiring Fund
Strategic Partners Large Cap Core Fund
		Shares	Value
Class	A	267,683	$2,575,009
	B	57,067	531,862
	C	551,481	5,134,285
	L	628,081	6,010,738
	M	1,719,203	16,005,784
	X	265,905	2,470,261
Strategic Partners Equity Income Fund
		Shares	Value
Class	A	346,123	$4,700,355
	B	56,058	741,088
	C	1,427,946	18,848,884
	L	1,336,240	18,106,047
	M	4,080,250	53,940,907
	X	1,254,527	16,559,761
Acquiring Fund
Strategic Partners Small Cap Growth Fund
		Shares	Value
Class	A	818,947	$4,250,337
	B	143,885	713,669
	C	2,013,152	10,065,759
	L	1,829,864	9,423,800
	M	5,324,326	26,621,628
	X	1,464,618	7,337,737
Strategic Partners Small Cap Growth Fund
		Shares	Value
Class	A	819,615	$4,253,800
	B	1,312,947	6,512,216
	C	1,220,168	6,100,838

The total net assets and net unrealized appreciation (depreciation) of the Merged Funds immediately before the acquisitions and the acquired capital loss carryforwards from the merged funds were as follows:

	Total Net Assets	Unrealized Appreciation\ (Depreciation)	Capital Loss Carryforwards*
Merged Funds
Strategic Partners Growth with Income Fund	$32,727,939	$5,803,180	$11,844,388
Strategic Partners Capital Income Fund	112,897,042	5,399,053	32,333,071
Strategic Partners Small Cap Growth Opportunity Fund	58,412,930	(658,303)	117,767,066
Strategic Partners Style Specific Small Cap Growth Fund	16,868,950	1,585,911	6,165,904
Acquiring Funds
Strategic Partners Large Cap Core Fund	$129,332,669
Strategic Partners Equity Income Fund	183,397,101
Strategic Partners Small Cap Growth Fund	33,145,223

*	The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

9. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax position not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

10. Other

On July 19, 2006, the Board of Directors of the Company had approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Class A, B, C, L, M and X shares of the funds listed below for like shares of the acquiring funds, noted against each, and the assumption of the liabilities of the funds. The Plan is subject to approval by the shareholders of the respective funds.

FUND	ACQUIRING FUND
International Growth	Dryden International Equity
Small Cap Growth	Jennison Small Company
Mid-Cap Growth	Jennison U.S. Emerging Growth
Capital Growth	Jennison Conservative Growth
Concentrated Growth	Jennison Select Growth
Core Value	Jennison Value
Large Cap Core	Dryden Large Cap Core Equity
Balanced	Dryden Active Allocation
High Yield Bond	Dryden High Yield

The expenses resulting from the Reorganization, including proxy solicitation costs, will be paid by the Investment Manager and/or an affiliate and the respective funds. The Reorganization costs attributable to the funds are currently reflected in the Statement of Operations.

Financial Highlights

	Strategic Partners International Growth Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.68	$11.87	$12.13

Income (Loss) From Investment Operations:
Net investment loss	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	3.41	1.97	(0.21)

Total from investment operations	3.35	1.96	(0.24)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.15)	(0.02)
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	(0.15)	(0.02)

Net Asset Value, end of period	$17.03	$13.68	$11.87

Total Investment Return (a)	24.49%	16.76%	(2.09)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31.8	$15.8	$10.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.90%	1.85%	1.85	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.94%	2.10%	2.12	% (b)
Net investment loss	(0.39)%	(0.18)%	(0.55	)% (b)
Portfolio turnover rate	75%	89%	87	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners International Growth Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.29	$11.53	$11.82

Income (Loss) From Investment Operations:
Net investment loss	(0.16)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	3.29	1.88	(0.21)

Total from investment operations	3.13	1.81	(0.29)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.05)	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	(0.05)	—

Net Asset Value, end of period	$16.42	$13.29	$11.53

Total Investment Return (a)	23.55%	15.87%	(2.54)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4.0	$2.6	$1.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.65%	2.60%	2.60	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.69%	2.85%	2.87	% (b)
Net investment loss	(1.03)%	(0.96)%	(1.34	)% (b)
Portfolio turnover rate	75%	89%	87	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners International Growth Fund — Class C
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.32	$11.55	$10.50	$8.08	$9.79

Income (Loss) From Investment Operations:
Net investment loss	(0.17)	(0.20)	(0.13)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	3.32	2.02	1.18	2.50	(1.66)

Total from investment operations	3.15	1.82	1.05	2.42	(1.71)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.05)	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	(0.05)	—	—	—

Net Asset Value, end of year	$16.47	$13.32	$11.55	$10.50	$8.08

Total Investment Return (a)	23.65%	15.93%	9.91%	29.95%	(17.47)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$46.6	$48.3	$55.4	$34.3	$32.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.65%	2.60%	2.60%	2.60%	2.60%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.69%	2.85%	2.87%	2.86%	2.88%
Net investment loss	(1.13)%	(0.97)%	(1.16)%	(0.94)%	(0.48)%
Portfolio turnover rate	75%	89%	87%	126%	56%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners International Growth Fund — Class L (c)
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.65	$11.84	$10.72	$8.21	$9.90

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.10)	(0.19)	(0.08)	(0.04)	— *
Net realized and unrealized gain (loss) on investments	3.41	2.12	1.22	2.55	(1.69)

Total from investment operations	3.31	1.93	1.14	2.51	(1.69)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.12)	(0.02)	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	(0.12)	(0.02)	—	—

Net Asset Value, end of year	$16.96	$13.65	$11.84	$10.72	$8.21

Total Investment Return (a)	24.25%	16.52%	10.00%	30.57%	(17.07)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$39.8	$40.8	$58.9	$31.8	$31.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.15%	2.10%	2.10%	2.10%	2.10%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.19%	2.35%	2.37%	2.36%	2.37%
Net investment income (loss)	(0.65)%	(0.47)%	(0.66)%	(0.41)%	0.03%
Portfolio turnover rate	75%	89%	87%	126%	56%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners International Growth Fund — Class M (c)
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.29	$11.52	$10.48	$8.06	$9.77

Income (Loss) From Investment Operations:
Net investment loss	(0.17)	(0.19)	(0.13)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	3.30	2.01	1.17	2.50	(1.66)

Total from investment operations	3.13	1.82	1.04	2.42	(1.71)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.05)	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	(0.05)	—	—	—

Net Asset Value, end of year	$16.42	$13.29	$11.52	$10.48	$8.06

Total Investment Return (a)	23.55%	15.87%	9.92%	30.02%	(17.50)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$96.7	$106.5	$118.7	$68.3	$65.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.65%	2.60%	2.60%	2.60%	2.60%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.69%	2.85%	2.87%	2.86%	2.88%
Net investment loss	(1.13)%	(0.97)%	(1.16)%	(0.95)%	(0.47)%
Portfolio turnover rate	75%	89%	87%	126%	56%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners International Growth Fund — Class X
	Year Ended October 31,
	2006 (b)	2005 (b)	2004 (b)		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.30	$11.53	$10.48		$8.06		$9.77

Income (Loss) From Investment Operations:
Net investment loss	(0.18)	(0.19)	(0.13)		(0.08)		(0.05)
Net realized and unrealized gain (loss) on investments	3.31	2.01	1.18		2.50		(1.66)

Total from investment operations	3.13	1.82	1.05		2.42		(1.71)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.05)	—		—		—
Distributions from net realized gains	—	—	—		—		—

Total dividends and distributions	—	(0.05)	—		—		—

Net Asset Value, end of year	$16.43	$13.30	$11.53		$10.48		$8.06

Total Investment Return (a)	23.53%	15.96%	10.02	% (c)	30.02	% (c)	(17.50	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$26.5	$31.5	$34.5		$20.5		$18.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.65%	2.60%	2.60%		2.60%		2.60%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.69%	2.85%	2.87%		2.86%		2.88%
Net investment loss	(1.11)%	(0.97)%	(1.16)%		(0.95)%		(0.48)%
Portfolio turnover rate	75%	89%	87%		126%		56%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Small Cap Growth Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.28	$5.12	$5.61

Income (Loss) From Investment Operations:
Net investment loss	(0.06)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	0.47	0.20	(0.47)

Total from investment operations	0.41	0.16	(0.49)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(0.11)	—	—

Total dividends and distributions	(0.11)	—	—

Net Asset Value, end of period	$5.58	$5.28	$5.12

Total Investment Return (a)	7.75%	3.13%	(8.73)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.1	$11.8	$2.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.59%	1.65%	1.65	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.10%	2.70%	2.36	% (b)
Net investment loss	(1.06)%	(1.19)%	(1.23	)% (b)
Portfolio turnover rate	133%	288%	242	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Small Cap Growth Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.05	$4.93	$5.49

Income (Loss) From Investment Operations:
Net investment loss	(0.10)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.45	0.15	(0.53)

Total from investment operations	0.35	0.12	(0.56)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(0.11)	—	—

Total dividends and distributions	(0.11)	—	—

Net Asset Value, end of period	$5.29	$5.05	$4.93

Total Investment Return (a)	6.90%	2.43%	(10.20)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7.1	$7.8	$0.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.34%	2.40%	2.40	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.85%	3.45%	3.11	% (b)
Net investment loss	(1.82)%	(1.97)%	(2.01	)% (b)
Portfolio turnover rate	133%	288%	242	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Small Cap Growth Fund — Class C
	Year Ended October 31,
	2006 (b)	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.09	$4.97	$4.97	$3.46	$4.55

Income (Loss) From Investment Operations:
Net investment loss	(0.10)	(0.03)	(0.13)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.45	0.15	0.13	1.57	(1.01)

Total from investment operations	0.35	0.12	—	1.51	(1.09)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.11)	—	—	—	—

Total dividends and distributions	(0.11)	—	—	—	—

Net Asset Value, end of year	$5.33	$5.09	$4.97	$4.97	$3.46

Total Investment Return (a)	6.84%	2.41%	0.00%	43.64%	(23.96)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$17.0	$22.0	$8.5	$11.6	$8.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.34%	2.40%	2.40%	2.40%	2.36%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.85%	3.45%	3.11%	3.11%	3.15%
Net investment loss	(1.82)%	(1.95)%	(2.04)%	(1.55)%	(1.78)%
Portfolio turnover rate	133%	288%	242%	203%	309%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Small Cap Growth Fund — Class L (c)
	Year Ended October 31,
	2006 (b)	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.24	$5.09	$5.06	$3.51	$4.59

Income (Loss) From Investment Operations:
Net investment loss	(0.07)	(0.05)	(0.10)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	0.47	0.20	0.13	1.59	(1.02)

Total from investment operations	0.40	0.15	0.03	1.55	(1.08)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.11)	—	—	—	—

Total dividends and distributions	(0.11)	—	—	—	—

Net Asset Value, end of year	$5.53	$5.24	$5.09	$5.06	$3.51

Total Investment Return (a)	7.61%	2.95%	0.59%	44.16%	(23.53)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13.1	$16.6	$10.5	$15.3	$10.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.84%	1.90%	1.90%	1.90%	1.86%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.35%	2.95%	2.61%	2.60%	2.64%
Net investment loss	(1.32)%	(1.44)%	(1.53)%	(1.05)%	(1.29)%
Portfolio turnover rate	133%	288%	242%	203%	309%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Small Cap Growth Fund — Class M (c)
	Year Ended October 31,
	2006 (b)	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.09	$4.97	$4.96	$3.46	$4.54

Income (Loss) From Investment Operations:
Net investment loss	(0.10)	(0.04)	(0.12)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.45	0.16	0.13	1.56	(1.00)

Total from investment operations	0.35	0.12	0.01	1.50	(1.08)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(0.11)	—	—	—	—

Total dividends and distributions	(0.11)	—	—	—	—

Net Asset Value, end of year	$5.33	$5.09	$4.97	$4.96	$3.46

Total Investment Return (a)	6.84%	2.41%	0.20%	43.35%	(23.79)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$30.6	$41.1	$19.4	$22.0	$16.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.34%	2.40%	2.40%	2.40%	2.36%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.85%	3.45%	3.11%	3.11%	3.15%
Net investment loss	(1.82)%	(1.94)%	(2.03)%	(1.56)%	(1.78)%
Portfolio turnover rate	133%	288%	242%	203%	309%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Small Cap Growth Fund — Class X
	Year Ended October 31,
	2006 (b)	2005	2004		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.10	$4.98	$4.97		$3.47		$4.55

Income (Loss) From Investment Operations:
Net investment loss	(0.10)	(0.03)	(0.12)		(0.06)		(0.08)
Net realized and unrealized gain (loss) on investments	0.45	0.15	0.13		1.56		(1.00)

Total from investment operations	0.35	0.12	0.01		1.50		(1.08)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		—
Distributions from net realized gains	(0.11)	—	—		—		—

Total dividends and distributions	(0.11)	—	—		—		—

Net Asset Value, end of year	$5.34	$5.10	$4.98		$4.97		$3.47

Total Investment Return (a)	6.83%	2.41%	0.20	% (c)	43.23	% (c)	(23.74	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7.2	$10.1	$3.7		$4.1		$3.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.34%	2.40%	2.40%		2.40%		2.36%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.85%	3.45%	3.11%		3.11%		3.15%
Net investment loss	(1.83)%	(1.95)%	(2.03)%		(1.55)%		(1.78)%
Portfolio turnover rate	133%	288%	242%		203%		309%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid-Cap Growth Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.63	$4.28	$4.27

Income (Loss) From Investment Operations:
Net investment loss	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain on investments	0.41	0.41	0.03

Total from investment operations	0.34	0.35	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	—	—

Net Asset Value, end of period	$4.97	$4.63	$4.28

Total Investment Return (a)	7.34%	8.18%	0.23%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.1	$10.7	$8.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.70%	1.65%	1.65	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.93%	2.22%	2.18	% (b)
Net investment loss	(1.16)%	(1.18)%	(1.12	)% (b)
Portfolio turnover rate	61%	82%	98	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid-Cap Growth Fund — Class B
	Year Ended October 31		April 12, 2004 (d) through October 31, 2004 (e)
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.51	$4.20	$4.21

Income (Loss) From Investment Operations:
Net investment loss	(0.09)	(0.08)	(0.04)
Net realized and unrealized gain on investments	0.39	0.39	0.03

Total from investment operations	0.30	0.31	(0.01)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	—	—

Net Asset Value, end of period	$4.81	$4.51	$4.20

Total Investment Return (a)	6.65%	7.38%	(0.24)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.6	$2.1	$1.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.45%	2.40%	2.40	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.68%	2.97%	2.93	% (b)
Net investment loss	(1.90)%	(1.93)%	(1.85	)% (b)
Portfolio turnover rate	61%	82%	98	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid-Cap Growth Fund — Class C
	Year Ended October 31,
	2006	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.49	$4.18	$3.83	$3.06	$4.03

Income (Loss) From Investment Operations:
Net investment loss	(0.12)	(0.10)	(0.07)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.41	0.41	0.42	0.83	(0.90)

Total from investment operations	0.29	0.31	0.35	0.77	(0.97)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$4.78	$4.49	$4.18	$3.83	$3.06

Total Investment Return (a)	6.46%	7.42%	9.14%	25.16%	(24.07)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$16.5	$22.1	$27.8	$7.1	$3.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.45%	2.40%	2.40%	2.40%	2.40%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.68%	2.97%	2.93%	3.54%	3.65%
Net investment loss	(1.89)%	(1.92)%	(1.79)%	(1.85)%	(1.88)%
Portfolio turnover rate	61%	82%	98%	132%	89%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid-Cap Growth Fund — Class L (c)
	Year Ended October 31,
	2006	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.60	$4.26	$3.89	$3.09	$4.04

Income (Loss) From Investment Operations:
Net investment loss	(0.07)	(0.08)	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.40	0.42	0.42	0.84	(0.90)

Total from investment operations	0.33	0.34	0.37	0.80	(0.95)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$4.93	$4.60	$4.26	$3.89	$3.09

Total Investment Return (a)	7.17%	7.98%	9.51%	25.89%	(23.51)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.5	$24.1	$38.4	$8.8	$5.8
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.95%	1.90%	1.90%	1.90%	1.90%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.18%	2.47%	2.43%	3.05%	3.17%
Net investment loss	(1.39)%	(1.42)%	(1.29)%	(1.34)%	(1.38)%
Portfolio turnover rate	61%	82%	98%	132%	89%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid-Cap Growth Fund — Class M (c)
	Year Ended October 31,
	2006	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.50	$4.19	$3.84	$3.06	$4.03

Income (Loss) From Investment Operations:
Net investment loss	(0.12)	(0.10)	(0.07)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.41	0.41	0.42	0.84	(0.90)

Total from investment operations	0.29	0.31	0.35	0.78	(0.97)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$4.79	$4.50	$4.19	$3.84	$3.06

Total Investment Return (a)	6.44%	7.40%	9.12%	25.49%	(24.07)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$45.9	$60.5	$75.4	$9.8	$7.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.45%	2.40%	2.40%	2.40%	2.40%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.68%	2.97%	2.93%	3.56%	3.65%
Net investment loss	(1.89)%	(1.92)%	(1.79)%	(1.83)%	(1.88)%
Portfolio turnover rate	61%	82%	98%	132%	89%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid-Cap Growth Fund — Class X
	Year Ended October 31,
	2006	2005	2004 (b)		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.49	$4.18	$3.83		$3.06		$4.02

Income (Loss) From Investment Operations:
Net investment loss	(0.12)	(0.10)	(0.07)		(0.06)		(0.07)
Net realized and unrealized gain (loss) on investments	0.41	0.41	0.42		0.83		(0.89)

Total from investment operations	0.29	0.31	0.35		0.77		(0.96)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		—
Distributions from net realized gains	—	—	—		—		—

Total dividends and distributions	—	—	—		—		—

Net Asset Value, end of year	$4.78	$4.49	$4.18		$3.83		$3.06

Total Investment Return (a)	6.46%	7.42%	9.14	%(c)	25.16	%(c)	(23.88	)%(c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.1	$12.3	$15.3		$2.0		$0.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.45%	2.40%	2.40%		2.40%		2.40%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.68%	2.97%	2.93%		3.54%		3.65%
Net investment loss	(1.89)%	(1.92)%	(1.79)%		(1.85)%		(1.88)%
Portfolio turnover rate	61%	82%	98%		132%		89%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid Cap Value Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$20.12	$19.33	$18.92

Income (Loss) From Investment Operations:
Net investment income (loss)	0.02	(0.07)	(0.03)
Net realized and unrealized gain on investments	2.10	3.11	0.44

Total from investment operations	2.12	3.04	0.41

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(3.98)	(2.25)	—

Total dividends and distributions	(3.98)	(2.25)	—

Net Asset Value, end of period	$18.26	$20.12	$19.33

Total Investment Return (a)	12.24%	16.74%	2.17%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$45.2	$20.2	$13.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.46%	1.60%	1.60	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.46%	1.65%	1.64	% (b)
Net investment income (loss)	0.13%	(0.26)%	(0.29	)% (b)
Portfolio turnover rate	80%	98%	80	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid Cap Value Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.28	$18.74	$18.43

Income (Loss) From Investment Operations:
Net investment loss	(0.11)	(0.17)	(0.11)
Net realized and unrealized gain on investments	2.00	2.96	0.42

Total from investment operations	1.89	2.79	0.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(3.98)	(2.25)	—

Total dividends and distributions	(3.98)	(2.25)	—

Net Asset Value, end of period	$17.19	$19.28	$18.74

Total Investment Return (a)	11.36%	15.85%	1.68%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.7	$3.5	$1.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.21%	2.35%	2.35	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.21%	2.40%	2.39	% (b)
Net investment loss	(0.67)%	(1.02)%	(1.07	)% (b)
Portfolio turnover rate	80%	98%	80	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid Cap Value Fund — Class C
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.25	$18.73	$16.40	$12.84	$13.17

Income (Loss) From Investment Operations:
Net investment loss	(0.10)	(0.21)	(0.18)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	2.00	2.98	2.66	3.72	(0.08)

Total from investment operations	1.90	2.77	2.48	3.56	(0.22)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.98)	(2.25)	(0.15)	—	(0.11)

Total dividends and distributions	(3.98)	(2.25)	(0.15)	—	(0.11)

Net Asset Value, end of year	$17.17	$19.25	$18.73	$16.40	$12.84

Total Investment Return (a)	11.45%	15.75%	15.21%	27.73%	(1.78)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$80.2	$56.0	$58.6	$42.7	$36.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.21%	2.35%	2.35%	2.35%	2.35%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.21%	2.40%	2.39%	2.52%	2.49%
Net investment loss	(0.58)%	(1.03)%	(1.02)%	(1.16)%	(0.99)%
Portfolio turnover rate	80%	98%	80%	61%	109%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid Cap Value Fund — Class L (c)
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.98	$19.28	$16.79	$13.08	$13.35

Income (Loss) From Investment Operations:
Net investment income (loss)	— *	(0.10)	(0.10)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	2.07	3.05	2.74	3.80	(0.09)

Total from investment operations	2.07	2.95	2.64	3.71	(0.16)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.98)	(2.25)	(0.15)	—	(0.11)

Total dividends and distributions	(3.98)	(2.25)	(0.15)	—	(0.11)

Net Asset Value, end of year	$18.07	$19.98	$19.28	$16.79	$13.08

Total Investment Return (a)	11.99%	16.29%	15.81%	28.37%	(1.31)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3	$49.1	$68.0	$51.8	$43.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.71%	1.85%	1.85%	1.85%	1.85%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.71%	1.90%	1.89%	2.01%	1.99%
Net investment income (loss)	(0.01)%	(0.53)%	(0.53)%	(0.66)%	(0.49)%
Portfolio turnover rate	80%	98%	80%	61%	109%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid Cap Value Fund —Class M (c)
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.25	$18.73	$16.40	$12.83	$13.17

Income (Loss) From Investment Operations:
Net investment loss	(0.09)	(0.22)	(0.18)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	1.98	2.99	2.66	3.73	(0.09)

Total from investment operations	1.89	2.77	2.48	3.57	(0.23)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.98)	(2.25)	(0.15)	—	(0.11)

Total dividends and distributions	(3.98)	(2.25)	(0.15)	—	(0.11)

Net Asset Value, end of year	$17.16	$19.25	$18.73	$16.40	$12.83

Total Investment Return (a)	11.38%	15.75%	15.21%	27.83%	(1.86)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$107.8	$138.4	$147.1	$102.7	$94.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.21%	2.35%	2.35%	2.35%	2.35%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.21%	2.40%	2.39%	2.52%	2.49%
Net investment loss	(0.51)%	(1.03)%	(1.02)%	(1.16)%	(0.99)%
Portfolio turnover rate	80%	98%	80%	61%	109%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid Cap Value Fund — Class X
	Year Ended October 31,
	2006	2005	2004 (b)		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.19	$18.69	$16.37		$12.81		$13.14

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	(0.22)	(0.18)		(0.16)		(0.14)
Net realized and unrealized gain (loss) on investments	1.97	2.97	2.65		3.72		(0.08)

Total from investment operations	2.02	2.75	2.47		3.56		(0.22)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		—
Distributions from net realized gains	(3.98)	(2.25)	(0.15)		—		(0.11)

Total dividends and distributions	(3.98)	(2.25)	(0.15)		—		(0.11)

Net Asset Value, end of year	$17.23	$19.19	$18.69		$16.37		$12.81

Total Investment Return (a)	12.33%	15.67%	15.18	% (c)	27.79	% (c)	(1.79	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$19.7	$24.8	$26.4		$19.8		$17.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.39%	2.35%	2.35%		2.35%		2.35%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.39%	2.40%	2.39%		2.52%		2.49%
Net investment income (loss)	0.31%	(1.03)%	(1.02)%		(1.16)%		(0.99)%
Portfolio turnover rate	80%	98%	80%		61%		109%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Mid Cap Value Fund —Class Z
	November 28, 2005 (d) through October 31, 2006 (e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$17.08

Income (Loss) From Investment Operations:
Net investment income	0.05
Net realized and unrealized gain on investments	1.17

Total from investment operations	1.22

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net Asset Value, end of period	$18.30

Total Investment Return (a)	7.14%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.21	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.21	% (b)
Net investment income	0.32	% (b)
Portfolio turnover rate	80	% (c)

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Capital Growth Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.28	$13.44	$13.73

Income (Loss) From Investment Operations:
Net investment loss	(0.08)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investments	1.23	1.95	(0.27)

Total from investment operations	1.15	1.84	(0.29)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	—	—

Net Asset Value, end of period	$16.43	$15.28	$13.44

Total Investment Return (a)	7.53%	13.69%	(2.11)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$45.9	$31.1	$18.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.47%	1.55%	1.55	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.47%	1.67%	1.69	% (b)
Net investment loss	(0.51)%	(0.62)%	(0.47	)% (b)
Portfolio turnover rate	52%	60%	78	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Capital Growth Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$14.68	$13.01	$13.35

Income (Loss) From Investment Operations:
Net investment loss	(0.19)	(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	1.18	1.84	(0.29)

Total from investment operations	0.99	1.67	(0.34)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	—	—

Net Asset Value, end of period	$15.67	$14.68	$13.01

Total Investment Return (a)	6.74%	12.84%	(2.55)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$10.1	$8.1	$3.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.22%	2.30%	2.30	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.42%	2.44	% (b)
Net investment loss	(1.27)%	(1.37)%	(1.21	)% (b)
Portfolio turnover rate	52%	60%	78	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Capital Growth Fund — Class C
	Year Ended October 31,
	2006 (b)	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.65	$12.98	$12.70	$10.45	$10.98

Income (Loss) From Investment Operations:
Net investment loss	(0.20)	(0.23)	(0.20)	(0.16)	(0.17)
Net realized and unrealized gain (loss) on investments	1.18	1.90	0.48	2.41	(0.36)

Total from investment operations	0.98	1.67	0.28	2.25	(0.53)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$15.63	$14.65	$12.98	$12.70	$10.45

Total Investment Return (a)	6.69%	12.87%	2.20%	21.88%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$118.7	$146.0	$167.1	$178.3	$144.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.22%	2.30%	2.30%	2.30%	2.30%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.42%	2.44%	2.51%	2.50%
Net investment loss	(1.29)%	(1.36)%	(1.37)%	(1.52)%	(1.51)%
Portfolio turnover rate	52%	60%	78%	81%	103%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Capital Growth Fund — Class L (c)
	Year Ended October 31,
	2006 (b)	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.19	$13.40	$13.04	$10.68	$11.16

Income (Loss) From Investment Operations:
Net investment loss	(0.13)	(0.13)	(0.13)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	1.23	1.92	0.49	2.47	(0.36)

Total from investment operations	1.10	1.79	0.36	2.36	(0.48)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$16.29	$15.19	$13.40	$13.04	$10.68

Total Investment Return (a)	7.24%	13.36%	2.76%	22.44%	(4.57)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$81.6	$104.4	$139.5	$148.1	$124.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.72%	1.80%	1.80%	1.80%	1.80%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.72%	1.92%	1.94%	2.01%	2.00%
Net investment loss	(0.80)%	(0.85)%	(0.87)%	(1.02)%	(1.01)%
Portfolio turnover rate	52%	60%	78%	81%	103%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Capital Growth Fund — Class M (c)
	Year Ended October 31,
	2006 (b)	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.66	$13.00	$12.72	$10.46	$10.99

Income (Loss) From Investment Operations:
Net investment loss	(0.20)	(0.22)	(0.19)	(0.16)	(0.17)
Net realized and unrealized gain (loss) on investments	1.19	1.88	0.47	2.42	(0.36)

Total from investment operations	0.99	1.66	0.28	2.26	(0.53)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$15.65	$14.66	$13.00	$12.72	$10.46

Total Investment Return (a)	6.75%	12.77%	2.20%	21.96%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$224.9	$291.5	$329.3	$320.7	$282.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.22%	2.30%	2.30%	2.30%	2.30%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.42%	2.44%	2.51%	2.50%
Net investment loss	(1.30)%	(1.36)%	(1.36)%	(1.53)%	(1.51)%
Portfolio turnover rate	52%	60%	78%	81%	103%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Capital Growth Fund — Class X
	Year Ended October 31,
	2006 (b)	2005	2004		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.64	$12.97	$12.69		$10.44		$10.97

Income (Loss) From Investment Operations:
Net investment loss	(0.20)	(0.22)	(0.18)		(0.16)		(0.17)
Net realized and unrealized gain (loss) on investments	1.18	1.89	0.46		2.41		(0.36)

Total from investment operations	0.98	1.67	0.28		2.25		(0.53)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		—
Distributions from net realized gains	—	—	—		—		—

Total dividends and distributions	—	—	—		—		—

Net Asset Value, end of year	$15.62	$14.64	$12.97		$12.69		$10.44

Total Investment Return (a)	6.69%	12.88%	2.21	% (c)	21.90	% (c)	(5.10	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$40.6	$53.2	$58.8		$53.0		$45.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.22%	2.30%	2.30%		2.30%		2.30%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.42%	2.44%		2.51%		2.50%
Net investment loss	(1.30)%	(1.36)%	(1.36)%		(1.52)%		(1.51)%
Portfolio turnover rate	52%	60%	78%		81%		103%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Concentrated Growth Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006	2005 (e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.75	$11.20	$11.70

Income (Loss) From Investment Operations:
Net investment loss	(0.10)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	1.55	0.56	(0.46)

Total from investment operations	1.45	0.55	(0.50)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	—	—

Net Asset Value, end of period	$13.20	$11.75	$11.20

Total Investment Return (a)	12.34%	4.91%	(4.27)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$25.7	$14.5	$10.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.51%	1.50%	1.50	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.90%	2.15%	1.92	% (b)
Net investment loss	(0.55)%	(0.13)%	(0.66	)% (b)
Portfolio turnover rate	40%	33%	16	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Concentrated Growth Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006	2005 (e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.06	$9.66	$10.16

Income (Loss) From Investment Operations:
Net investment loss	(0.14)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.30	0.47	(0.43)

Total from investment operations	1.16	0.40	(0.50)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	—	—

Net Asset Value, end of period	$11.22	$10.06	$9.66

Total Investment Return (a)	11.53%	4.14%	(4.92)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.1	$3.7	$1.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.26%	2.25%	2.25	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.65%	2.90%	2.67	% (b)
Net investment loss	(1.33)%	(0.97)%	(1.39	)% (b)
Portfolio turnover rate	40%	33%	16	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Concentrated Growth Fund — Class C
	Year Ended October 31,
	2006	2005 (b)	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.04	$9.64	$9.53	$8.51	$10.91

Income (Loss) From Investment Operations:
Net investment loss	(0.18)	(0.08)	(0.13)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	1.33	0.48	0.24	1.15	(2.28)

Total from investment operations	1.15	0.40	0.11	1.02	(2.40)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$11.19	$10.04	$9.64	$9.53	$8.51

Total Investment Return (a)	11.45%	4.15%	1.15%	11.99%	(22.00)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$36.1	$43.9	$61.5	$87.3	$99.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.26%	2.25%	2.25%	2.25%	2.25%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.65%	2.90%	2.67%	2.76%	2.67%
Net investment loss	(1.31)%	(0.64)%	(1.39)%	(1.48)%	(1.19)%
Portfolio turnover rate	40%	33%	16%	107%	76%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Concentrated Growth Fund — Class L (c)
	Year Ended October 31,
	2006	2005 (b)	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.69	$11.17	$10.99	$9.76	$12.44

Income (Loss) From Investment Operations:
Net investment loss	(0.07)	(0.02)	(0.10)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	1.49	0.54	0.28	1.33	(2.56)

Total from investment operations	1.42	0.52	0.18	1.23	(2.68)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$13.11	$11.69	$11.17	$10.99	$9.76

Total Investment Return (a)	12.15%	4.66%	1.64%	12.60%	(21.54)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$41.2	$49.3	$71.7	$102.8	$112.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.76%	1.75%	1.75%	1.75%	1.75%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.15%	2.40%	2.17%	2.26%	2.16%
Net investment loss	(0.81)%	(0.13)%	(0.89)%	(0.98)%	(1.05)%
Portfolio turnover rate	40%	33%	16%	107%	76%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Concentrated Growth Fund — Class M (c)
	Year Ended October 31,
	2006	2005 (b)	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.07	$9.67	$9.56	$8.54	$10.94

Income (Loss) From Investment Operations:
Net investment loss	(0.19)	(0.08)	(0.14)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	1.35	0.48	0.25	1.15	(2.28)

Total from investment operations	1.16	0.40	0.11	1.02	(2.40)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	—	—	—	—	—

Net Asset Value, end of year	$11.23	$10.07	$9.67	$9.56	$8.54

Total Investment Return (a)	11.52%	4.14%	1.15%	11.94%	(21.94)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$120.5	$155.5	$217.0	$283.0	$309.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.26%	2.25%	2.25%	2.25%	2.25%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.65%	2.90%	2.67%	2.76%	2.67%
Net investment loss	(1.31)%	(0.65)%	(1.39)%	(1.48)%	(1.21)%
Portfolio turnover rate	40%	33%	16%	107%	76%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Concentrated Growth Fund — Class X
	Year Ended October 31,
	2006	2005 (b)	2004 (b)		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.08	$9.68	$9.57		$8.55		$10.95

Income (Loss) From Investment Operations:
Net investment loss	(0.20)	(0.08)	(0.14)		(0.13)		(0.11)
Net realized and unrealized gain (loss) on investments	1.36	0.48	0.25		1.15		(2.29)

Total from investment operations	1.16	0.40	0.11		1.02		(2.40)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—		—		—
Distributions from net realized gains	—	—	—		—		—

Total dividends and distributions	—	—	—		—		—

Net Asset Value, end of year	$11.24	$10.08	$9.68		$9.57		$8.55

Total Investment Return (a)	11.51%	4.13%	1.15	% (c)	11.93	% (c)	(21.92	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$20.4	$28.9	$38.0		$47.3		$49.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.26%	2.25%	2.25%		2.25%		2.25%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.65%	2.90%	2.67%		2.76%		2.67%
Net investment loss	(1.32)%	(0.67)%	(1.39)%		(1.48)%		(1.11)%
Portfolio turnover rate	40%	33%	16%		107%		76%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Core Value Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.97	$12.29	$12.21

Income (Loss) From Investment Operations:
Net investment income	0.14	0.11	0.06
Net realized and unrealized gain on investments	2.35	0.99	0.02

Total from investment operations	2.49	1.10	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.14)	—
Distributions from net realized gains	(0.77)	(0.28)	—

Total dividends and distributions	(0.90)	(0.42)	—

Net Asset Value, end of period	$14.56	$12.97	$12.29

Total Investment Return (a)	20.20%	9.09%	0.66%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.9	$3.6	$1.7
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.49%	1.45%	1.45	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.96%	1.90%	1.93	% (b)
Net investment income	0.94%	0.91%	0.93	% (b)
Portfolio turnover rate	19%	27%	35	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Core Value Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.88	$12.20	$12.17

Income (Loss) From Investment Operations:
Net investment income	0.03	0.03	0.01
Net realized and unrealized gain on investments	2.35	0.97	0.02

Total from investment operations	2.38	1.00	0.03

Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.04)	—
Distributions from net realized gains	(0.77)	(0.28)	—

Total dividends and distributions	(0.80)	(0.32)	—

Net Asset Value, end of period	$14.46	$12.88	$12.20

Total Investment Return (a)	19.32%	8.28%	0.25%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.4	$1.0	$0.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.24%	2.20%	2.20	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.71%	2.65%	2.68	% (b)
Net investment income	0.21%	0.11%	0.15	% (b)
Portfolio turnover rate	19%	27%	35	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Core Value Fund — Class C
	Year Ended October 31,
	2006	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.88	$12.18	$10.95	$8.88	$9.73

Income (Loss) From Investment Operations:
Net investment income	0.04	0.03	0.02	0.04	0.03
Net realized and unrealized gain (loss) on investments	2.34	0.96	1.25	2.05	(0.85)

Total from investment operations	2.38	0.99	1.27	2.09	(0.82)

Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.04)	(0.02)	(0.01)
Distributions from net realized gains	(0.77)	(0.28)	—	—	(0.02)

Total dividends and distributions	(0.80)	(0.29)	(0.04)	(0.02)	(0.03)

Net Asset Value, end of year	$14.46	$12.88	$12.18	$10.95	$8.88

Total Investment Return (a)	19.32%	8.25%	11.64%	23.64%	(8.49)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.7	$10.5	$11.3	$14.3	$7.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.24%	2.20%	2.20%	2.20%	2.20%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.71%	2.65%	2.68%	2.72%	3.25%
Net investment income	0.24%	0.20%	0.15%	0.41%	0.30%
Portfolio turnover rate	19%	27%	35%	21%	14%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Core Value Fund — Class L (c)
	Year Ended October 31,
	2006	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.93	$12.26	$10.99	$8.92	$9.77

Income (Loss) From Investment Operations:
Net investment income	0.11	0.09	0.07	0.10	0.08
Net realized and unrealized gain (loss) on investments	2.34	0.96	1.27	2.04	(0.86)

Total from investment operations	2.45	1.05	1.34	2.14	(0.78)

Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.07)	(0.07)	(0.05)
Distributions from net realized gains	(0.77)	(0.28)	—	—	(0.02)

Total dividends and distributions	(0.86)	(0.38)	(0.07)	(0.07)	(0.07)

Net Asset Value, end of year	$14.52	$12.93	$12.26	$10.99	$8.92

Total Investment Return (a)	19.95%	8.74%	12.24%	24.15%	(8.16)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6.5	$7.1	$8.6	$8.5	$4.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.74%	1.70%	1.70%	1.70%	1.70%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.21%	2.15%	2.18%	2.21%	2.76%
Net investment income	0.74%	0.71%	0.63%	0.91%	0.75%
Portfolio turnover rate	19%	27%	35%	21%	14%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Core Value Fund — Class M (c)
	Year Ended October 31,
	2006	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.88	$12.18	$10.95	$8.88	$9.74

Income (Loss) From Investment Operations:
Net investment income	0.03	0.03	0.02	0.04	0.03
Net realized and unrealized gain (loss) on investments	2.34	0.97	1.25	2.05	(0.86)

Total from investment operations	2.37	1.00	1.27	2.09	(0.83)

Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.04)	(0.02)	(0.01)
Distributions from net realized gains	(0.77)	(0.28)	—	—	(0.02)

Total dividends and distributions	(0.80)	(0.30)	(0.04)	(0.02)	(0.03)

Net Asset Value, end of year	$14.45	$12.88	$12.18	$10.95	$8.88

Total Investment Return (a)	19.23%	8.31%	11.64%	23.64%	(8.58)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.0	$20.4	$20.9	$15.3	$9.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.24%	2.20%	2.20%	2.20%	2.20%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.71%	2.65%	2.68%	2.72%	3.26%
Net investment income	0.23%	0.20%	0.13%	0.42%	0.29%
Portfolio turnover rate	19%	27%	35%	21%	14%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Core Value Fund — Class X
	Year Ended October 31,
	2006	2005	2004 (b)		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.89	$12.18	$10.95		$8.88		$9.73

Income (Loss) From Investment Operations:
Net investment income	0.03	0.03	0.02		0.04		0.03
Net realized and unrealized gain (loss) on investments	2.34	0.97	1.25		2.05		(0.85)

Total from investment operations	2.37	1.00	1.27		2.09		(0.82)

Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.04)		(0.02)		(0.01)
Distributions from net realized gains	(0.77)	(0.28)	—		—		(0.02)

Total dividends and distributions	(0.80)	(0.29)	(0.04)		(0.02)		(0.03)

Net Asset Value, end of year	$14.46	$12.89	$12.18		$10.95		$8.88

Total Investment Return (a)	19.22%	8.33%	11.64	% (c)	23.64	% (c)	(8.49	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4.1	$4.1	$4.1		$2.8		$2.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.24%	2.20%	2.20%		2.20%		2.20%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.71%	2.65%	2.68%		2.72%		3.28%
Net investment income	0.23%	0.19%	0.14%		0.43%		0.30%
Portfolio turnover rate	19%	27%	35%		21%		14%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Large Cap Core Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005 (e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.53	$8.89	$9.06

Income (Loss) From Investment Operations:
Net investment income	0.08	0.06	0.03
Net realized and unrealized gain (loss) on investments	1.14	0.58	(0.20)

Total from investment operations	1.22	0.64	(0.17)

Less Dividends and Distributions:
Dividends from net investment income	(0.08)	—	—	*
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.08)	—	—	*

Net Asset Value, end of period	$10.67	$9.53	$8.89

Total Investment Return (a)	12.90%	7.20%	(1.86)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$16.3	$12.5	$7.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.26%	1.25%	1.25	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.59%	1.80%	1.56	% (b)
Net investment income	0.75%	0.81%	0.60	% (b)
Portfolio turnover rate	31%	36%	29	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Large Cap Core Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005 (e)
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.23	$8.67	$8.87

Income (Loss) From Investment Operations:
Net investment income (loss)	— *	— *	(0.01)
Net realized and unrealized gain (loss) on investments	1.11	0.56	(0.19)

Total from investment operations	1.11	0.56	(0.20)

Less Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.01)	—	—

Net Asset Value, end of period	$10.33	$9.23	$8.67

Total Investment Return (a)	12.14%	6.46%	(2.25)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.5	$3.1	$1.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.01%	2.00%	2.00	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.34%	2.55%	2.31	% (b)
Net investment loss	0.00%	(0.03)%	(0.13	)% (b)
Portfolio turnover rate	31%	36%	29	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Large Cap Core Fund — Class C
	Year Ended October 31,
	2006 (b)	2005 (b)	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.21	$8.66	$8.16	$6.85	$8.08

Income (Loss) From Investment Operations:
Net investment income (loss)	— *	0.01	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.12	0.54	0.53	1.32	(1.21)

Total from investment operations	1.12	0.55	0.50	1.31	(1.23)

Less Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.01)	—	—	—	—

Net Asset Value, end of year	$10.32	$9.21	$8.66	$8.16	$6.85

Total Investment Return (a)	12.03%	6.35%	6.13%	19.12%	(15.22)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$20.4	$26.9	$29.6	$36.1	$31.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.01%	2.00%	2.00%	2.00%	2.00%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.34%	2.55%	2.31%	2.35%	2.33%
Net investment income (loss)	0.00%	0.15%	(0.30)%	(0.09)%	(0.20)%
Portfolio turnover rate	31%	36%	29%	39%	19%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Large Cap Core Fund — Class L (c)
	Year Ended October 31,
	2006 (b)	2005 (b)	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.48	$8.87	$8.32	$6.95	$8.15

Income (Loss) From Investment Operations:
Net investment income	0.04	0.07	0.02	0.03	0.02
Net realized and unrealized gain (loss) on investments	1.16	0.54	0.53	1.34	(1.22)

Total from investment operations	1.20	0.61	0.55	1.37	(1.20)

Less Dividends and Distributions:
Dividends from net investment income	(0.06)	— *	— *	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.06)	— *	— *	—	—

Net Asset Value, end of year	$10.62	$9.48	$8.87	$8.32	$6.95

Total Investment Return (a)	12.68%	6.88%	6.63%	19.71%	(14.72)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$16.4	$20.5	$24.1	$31.6	$26.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.51%	1.50%	1.50%	1.50%	1.50%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.84%	2.05%	1.81%	1.84%	1.83%
Net investment income (loss)	0.50%	0.68%	0.19%	0.40%	(0.30)%
Portfolio turnover rate	31%	36%	29%	39%	19%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Large Cap Core Fund — Class M (c)
	Year Ended October 31,
	2006 (b)	2005 (b)	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.21	$8.66	$8.16	$6.85	$8.08

Income (Loss) From Investment Operations:
Net investment income (loss)	— *	0.01	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	1.12	0.54	0.53	1.32	(1.21)

Total from investment operations	1.12	0.55	0.50	1.31	(1.23)

Less Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.01)	—	—	—	—

Net Asset Value, end of year	$10.32	$9.21	$8.66	$8.16	$6.85

Total Investment Return (a)	12.15%	6.35%	6.13%	19.12%	(15.22)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$57.8	$74.6	$79.1	$77.5	$64.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.01%	2.00%	2.00%	2.00%	2.00%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.34%	2.55%	2.31%	2.34%	2.33%
Net investment income (loss)	0.00%	0.14%	(0.30)%	(0.10)%	(0.20)%
Portfolio turnover rate	31%	36%	29%	39%	19%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Large Cap Core Fund — Class X
	Year Ended October 31,
	2006 (b)	2005 (b)	2004 (b)		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.20	$8.65	$8.15		$6.84		$8.06

Income (Loss) From Investment Operations:
Net investment income (loss)	— *	0.01	(0.03)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	1.10	0.54	0.53		1.32		(1.20)

Total from investment operations	1.10	0.55	0.50		1.31		(1.22)

Less Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—		—		—
Distributions from net realized gains	—	—	—		—		—

Total dividends and distributions	(0.01)	—	—		—		—

Net Asset Value, end of year	$10.29	$9.20	$8.65		$8.15		$6.84

Total Investment Return (a)	12.07%	6.36%	6.14	% (c)	19.15	% (c)	(15.14	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7.1	$8.7	$7.3		$7.5		$7.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.01%	2.00%	2.00%		2.00%		2.00%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.34%	2.55%	2.31%		2.35%		2.33%
Net investment income (loss)	0.00%	0.11%	(0.30)%		(0.09)%		(0.21)%
Portfolio turnover rate	31%	36%	29%		39%		19%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Equity Income Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.99	$12.99	$13.28

Income (Loss) From Investment Operations:
Net investment income	0.12	0.13	0.04
Net realized and unrealized gain (loss) on investments	2.36	1.00	(0.33)

	—	—
Total from investment operations	2.48	1.13	(0.29)

Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.13)	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.02)	(0.13)	—

Net Asset Value, end of period	$16.45	$13.99	$12.99

Total Investment Return (a)	17.74%	8.72%	(2.18)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$30.3	$14.8	$9.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.40%	1.41%	1.40	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.49%	1.84%	1.78	% (b)
Net investment income	0.78%	0.78%	0.59	% (b)
Portfolio turnover rate	36%	66%	54	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Equity Income Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004 (e)
	2006 (e)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.60	$12.63	$12.98

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	— *	(0.01)
Net realized and unrealized gain (loss) on investments	2.28	0.98	(0.34)

Total from investment operations	2.29	0.98	(0.35)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—
Distributions from net realized gains	—	—	—

Total dividends and distributions	—	(0.01)	—

Net Asset Value, end of period	$15.89	$13.60	$12.63

Total Investment Return (a)	16.84%	7.77%	(2.70)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4.1	$3.1	$1.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.15%	2.16%	2.15	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.24%	2.59%	2.53	% (b)
Net investment income (loss)	0.05%	(0.04)%	(0.21	)% (b)
Portfolio turnover rate	36%	66%	54	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.
(e)	Calculations are based on the average daily number of shares outstanding.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Equity Income Fund — Class C
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.57	$12.61	$11.57	$9.40	$12.09

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.01	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	2.29	0.96	1.07	2.19	(2.36)

Total from investment operations	2.30	0.97	1.04	2.17	(2.39)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	—
Distributions from net realized gains	—	—	—	—	(0.30)

Total dividends and distributions	—	(0.01)	—	—	(0.30)

Net Asset Value, end of year	$15.87	$13.57	$12.61	$11.57	$9.40

Total Investment Return (a)	16.95%	7.70%	8.99%	23.09%	(20.39)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$46.7	$54.2	$42.5	$53.8	$50.8
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.15%	2.16%	2.15%	2.15%	2.15%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.24%	2.59%	2.53%	2.59%	2.54%
Net investment income (loss)	0.07%	0.14%	(0.28)%	(0.17)%	(0.25)%
Portfolio turnover rate	36%	66%	54%	60%	88%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, reflecting adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Equity Income Fund — Class L (c)
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.93	$12.96	$11.83	$9.56	$12.23

Income (Loss) From Investment Operations:
Net investment income	0.08	0.08	0.03	0.03	0.03
Net realized and unrealized gain (loss) on investments	2.36	0.98	1.10	2.24	(2.40)

Total from investment operations	2.44	1.06	1.13	2.27	(2.37)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.09)	—	—	—
Distributions from net realized gains	—	—	—	—	(0.30)

Total dividends and distributions	—	(0.09)	—	—	(0.30)

Net Asset Value, end of year	$16.37	$13.93	$12.96	$11.83	$9.56

Total Investment Return (a)	17.52%	8.19%	9.55%	23.74%	(19.99)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.7	$46.3	$41.8	$55.1	$47.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.65%	1.66%	1.65%	1.65%	1.65%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.74%	2.09%	2.03%	2.09%	2.04%
Net investment income (loss)	0.57%	0.67%	0.21%	0.32%	0.25%
Portfolio turnover rate	36%	66%	54%	60%	88%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, reflecting adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Equity Income Fund — Class M (c)
	Year Ended October 31,
	2006 (b)	2005	2004 (b)	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.60	$12.63	$11.58	$9.41	$12.10

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.01	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	2.28	0.97	1.08	2.19	(2.36)

Total from investment operations	2.29	0.98	1.05	2.17	(2.39)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	—
Distributions from net realized gains	—	—	—	—	(0.30)

Total dividends and distributions	—	(0.01)	—	—	(0.30)

Net Asset Value, end of year	$15.89	$13.60	$12.63	$11.58	$9.41

Total Investment Return (a)	16.84%	7.77%	9.07%	23.06%	(20.37)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$117.6	$143.4	$110.2	$116.2	$106.4
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.15%	2.16%	2.15%	2.15%	2.15%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.24%	2.59%	2.53%	2.59%	2.54%
Net investment income (loss)	0.07%	0.13%	(0.28)%	(0.17)%	(0.25)%
Portfolio turnover rate	36%	66%	54%	60%	88%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Equity Income Fund — Class X
	Year Ended October 31,
	2006 (b)	2005	2004 (b)		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.57	$12.61	$11.56		$9.39		$12.08

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.01	(0.03)		(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	2.28	0.96	1.08		2.19		(2.36)

Total from investment operations	2.29	0.97	1.05		2.17		(2.39)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—		—		—
Distributions from net realized gains	—	—	—		—		(0.30)

Total dividends and distributions	—	(0.01)	—		—		(0.30)

Net Asset Value, end of year	$15.86	$13.57	$12.61		$11.56		$9.39

Total Investment Return (a)	16.88%	7.70%	9.08	% (c)	23.11	% (c)	(20.41	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$29.3	$41.0	$28.5		$28.8		$26.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.15%	2.16%	2.15%		2.15%		2.15%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.24%	2.59%	2.53%		2.59%		2.54%
Net investment income (loss)	0.07%	0.13%	(0.28)%		(0.17)%		(0.24)%
Portfolio turnover rate	36%	66%	54%		60%		88%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total Return for Class X shares does not reflect the payment of bonus shares.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Balanced Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.21	$12.60	$12.58

Income From Investment Operations:
Net investment income	0.22	0.19	0.08
Net realized and unrealized gain on investments	1.21	0.61	—

Total from investment operations	1.43	0.80	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.06)
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.20)	(0.19)	(0.06)

Net Asset Value, end of period	$14.44	$13.21	$12.60

Total Investment Return (a)	10.93%	6.32%	0.68%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.9	$9.1	$4.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.41%	1.40%	1.40	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.52%	1.77%	1.71	% (b)
Net investment income	1.62%	1.31%	1.24	% (b)
Portfolio turnover rate	168%	196%	216	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Balanced Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.17	$12.57	$12.54

Income From Investment Operations:
Net investment income	0.13	0.08	0.03
Net realized and unrealized gain on investments	1.20	0.60	0.03

Total from investment operations	1.33	0.68	0.06

Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.03)
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.10)	(0.08)	(0.03)

Net Asset Value, end of period	$14.40	$13.17	$12.57

Total Investment Return (a)	10.13%	5.53%	0.39%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.8	$2.1	$1.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.16%	2.15%	2.15	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.27%	2.52%	2.46	% (b)
Net investment income	0.87%	0.54%	0.49	% (b)
Portfolio turnover rate	168%	196%	216	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Balanced Fund — Class C
	Year Ended October 31,
	2006	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.16	$12.56	$11.83	$10.47	$11.50

Income (Loss) From Investment Operations:
Net investment income	0.13	0.08	0.06	0.08	0.14	(c)
Net realized and unrealized gain (loss) on investments	1.20	0.60	0.74	1.39	(1.03	) (c)

Total from investment operations	1.33	0.68	0.80	1.47	(0.89)

Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.07)	(0.11)	(0.14)
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.10)	(0.08)	(0.07)	(0.11)	(0.14)

Net Asset Value, end of year	$14.39	$13.16	$12.56	$11.83	$10.47

Total Investment Return (a)	10.14%	5.45%	6.80%	14.16%	(7.87)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12.1	$13.9	$18.4	$23.4	$22.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.16%	2.15%	2.15%	2.15%	2.15%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.27%	2.55%	2.46%	2.51%	2.45%
Net investment income	0.87%	0.61%	0.44%	0.75%	1.21	% (c)
Portfolio turnover rate	168%	196%	216%	129%	119%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a (0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Balanced Fund — Class L (c)
	Year Ended October 31,
	2006	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.19	$12.60	$11.87	$10.50	$11.54

Income (Loss) From Investment Operations:
Net investment income	0.18	0.14	0.11	0.13	0.19	(d)
Net realized and unrealized gain (loss) on investments	1.22	0.61	0.75	1.41	(1.04	) (d)

Total from investment operations	1.40	0.75	0.86	1.54	(0.85)

Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.13)	(0.17)	(0.19)
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.17)	(0.16)	(0.13)	(0.17)	(0.19)

Net Asset Value, end of year	$14.42	$13.19	$12.60	$11.87	$10.50

Total Investment Return (a)	10.67%	5.95%	7.30%	14.79%	(7.46)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12.6	$15.3	$22.7	$31.5	$29.8
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.66%	1.65%	1.65%	1.65%	1.65%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.77%	2.05%	1.96%	2.01%	1.96%
Net investment income	1.37%	1.12%	0.93%	1.25%	1.71	% (d)
Portfolio turnover rate	168%	196%	216%	129%	119%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
(d)	The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a (0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Balanced Fund — Class M (c)
	Year Ended October 31,
	2006	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.17	$12.56	$11.84	$10.47	$11.50

Income (Loss) From Investment Operations:
Net investment income	0.13	0.08	0.06	0.08	0.14	(d)
Net realized and unrealized gain (loss) on investments	1.19	0.61	0.73	1.40	(1.03	)(d)

Total from investment operations	1.32	0.69	0.79	1.48	(0.89)

Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.07)	(0.11)	(0.14)
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.10)	(0.08)	(0.07)	(0.11)	(0.14)

Net Asset Value, end of year	$14.39	$13.17	$12.56	$11.84	$10.47

Total Investment Return (a)	10.06%	5.53%	6.71%	14.25%	(7.87)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$41.9	$55.1	$68.4	$69.7	$67.1
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.16%	2.15%	2.15%	2.15%	2.15%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.27%	2.55%	2.46%	2.51%	2.46%
Net investment income	0.87%	0.61%	0.44%	0.75%	1.21	% (d)
Portfolio turnover rate	168%	196%	216%	129%	119%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.
(d)	The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a (0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Balanced Fund — Class X
	Year Ended October 31,
	2006	2005	2004		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.16	$12.55	$11.83		$10.47		$11.50

Income (Loss) From Investment Operations:
Net investment income	0.14	0.08	0.06		0.08		0.14	(d)
Net realized and unrealized gain (loss) on investments	1.17	0.61	0.73		1.39		(1.03	) (d)

Total from investment operations	1.31	0.69	0.79		1.47		(0.89)

Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.07)		(0.11)		(0.14)
Distributions from net realized gains	—	—	—		—		—

Total dividends and distributions	(0.10)	(0.08)	(0.07)		(0.11)		(0.14)

Net Asset Value, end of year	$14.37	$13.16	$12.55		$11.83		$10.47

Total Investment Return (a)	9.99%	5.53%	6.71	% (c)	14.26	% (c)	(7.96	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.4	$12.9	$15.9		$16.3		$16.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.16%	2.15%	2.15%		2.15%		2.15%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.27%	2.55%	2.46%		2.51%		2.46%
Net investment income	0.87%	0.60%	0.44%		0.75%		1.21	% (d)
Portfolio turnover rate	168%	196%	216%		129%		119%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total return for Class X shares does not reflect the payment of bonus shares.
(d)	The reclassification of paydown gains and losses as discussed in Note 2 of the Notes to Financial Statements had a (0.01) per share effect for American Century Strategic Balanced and no per share effect for PIMCO Total Return Bond. For American Century Strategic and PIMCO Total Return Bond the Ratio of Net Investment Income (Loss) would have been 1.64%, 1.14%, 1.14%, and 1.14%, and 3.19%, 2.70%, 2.69%, and 2.71% for Class A, Class B, Class C, and Class X, respectively, without the reclassification of paydown gains and losses for the year ended 10/31/02.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners High Yield Bond Fund — Class A
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.08	$7.52	$7.37

Income From Investment Operations:
Net investment income	0.50	0.54	0.29
Net realized and unrealized gain (loss) on investments	0.21	(0.43)	0.16

Total from investment operations	0.71	0.11	0.45

Less Dividends and Distributions:
Dividends from net investment income	(0.53)	(0.55)	(0.30)
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.53)	(0.55)	(0.30)

Net Asset Value, end of period	$7.26	$7.08	$7.52

Total Investment Return (a)	10.50%	1.48%	6.47%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$15.1	$6.6	$7.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.28%	1.25%	1.25	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.47%	1.56%	1.46	% (b)
Net investment income	7.02%	7.30%	7.05	% (b)
Portfolio turnover rate	99%	22%	49	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners High Yield Bond Fund — Class B
	Year Ended October 31,		April 12, 2004 (d) through October 31, 2004
	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.08	$7.51	$7.36

Income From Investment Operations:
Net investment income	0.46	0.49	0.26
Net realized and unrealized gain (loss) on investments	0.19	(0.42)	0.16

Total from investment operations	0.65	0.07	0.42

Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.27)
Distributions from net realized gains	—	—	—

Total dividends and distributions	(0.47)	(0.50)	(0.27)

Net Asset Value, end of period	$7.26	$7.08	$7.51

Total Investment Return (a)	9.53%	0.86%	6.04%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.8	$1.7	$0.5
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.03%	2.00%	2.00	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.31%	2.21	% (b)
Net investment income	6.30%	6.59%	6.30	% (b)
Portfolio turnover rate	99%	22%	49	% (c)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Not annualized.
(d)	Commencement of operations.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners High Yield Bond Fund — Class C
	Year Ended October 31,
	2006	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.08	$7.51	$7.23	$6.26	$6.96

Income (Loss) From Investment Operations:
Net investment income	0.45	0.49	0.46	0.50	0.55	(c)
Net realized and unrealized gain (loss) on investments	0.19	(0.42)	0.31	0.98	(0.68	) (c)

Total from investment operations	0.64	0.07	0.77	1.48	(0.13)

Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.49)	(0.51)	(0.57)
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.47)	(0.50)	(0.49)	(0.51)	(0.57)

Net Asset Value, end of year	$7.25	$7.08	$7.51	$7.23	$6.26

Total Investment Return (a)	9.53%	0.72%	10.96%	24.34%	(2.24)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11.9	$14.2	$26.3	$37.1	$22.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.03%	2.00%	2.00%	2.00%	2.00%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.31%	2.21%	2.18%	2.23%
Net investment income	6.34%	6.57%	6.37%	7.19%	8.08	% (c)
Portfolio turnover rate	99%	22%	49%	48%	35%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	The adoption of the change in amortization method as discussed in Note 2 of the Notes to Financials Statements had a 0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners High Yield Bond Fund — Class L (c)
	Year Ended October 31,
	2006	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.08	$7.51	$7.23	$6.26	$6.96

Income (Loss) From Investment Operations:
Net investment income	0.49	0.53	0.49	0.53	0.59	(d)
Net realized and unrealized gain (loss) on investments	0.20	(0.42)	0.31	0.98	(0.69	) (d)

Total from investment operations	0.69	0.11	0.80	1.51	(0.10)

Less Dividends and Distributions:
Dividends from net investment income	(0.51)	(0.54)	(0.52)	(0.54)	(0.60)
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.51)	(0.54)	(0.52)	(0.54)	(0.60)

Net Asset Value, end of year	$7.26	$7.08	$7.51	$7.23	$6.26

Total Investment Return (a)	10.07%	1.37%	11.50%	24.96%	(1.75)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.4	$12.1	$23.3	$36.4	$23.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.53%	1.50%	1.50%	1.50%	1.50%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.72%	1.81%	1.71%	1.68%	1.74%
Net investment income	6.85%	7.07%	6.86%	7.63%	8.58	% (d)
Portfolio turnover rate	99%	22%	49%	48%	35%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
(d)	The adoption of the change in amortization method as discussed in Note 2 of the Notes to Financial Statements had a 0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners High Yield Bond Fund — Class M (c)
	Year Ended October 31,
	2006	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.50	$7.22	$6.25	$6.96

Income (Loss) From Investment Operations:
Net investment income	0.45	0.49	0.46	0.50	0.55	(d)
Net realized and unrealized gain (loss) on investments	0.20	(0.42)	0.31	0.98	(0.69	) (d)

Total from investment operations	0.65	0.07	0.77	1.48	(0.14)

Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.49)	(0.51)	(0.57)
Distributions from net realized gains	—	—	—	—	—

Total dividends and distributions	(0.47)	(0.50)	(0.49)	(0.51)	(0.57)

Net Asset Value, end of year	$7.25	$7.07	$7.50	$7.22	$6.25

Total Investment Return (a)	9.53%	0.85%	10.96%	24.37%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$50.0	$67.9	$105.8	$128.0	$83.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.03%	2.00%	2.00%	2.00%	2.00%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.31%	2.21%	2.18%	2.23%
Net investment income	6.36%	6.59%	6.38%	7.19%	8.10	% (d)
Portfolio turnover rate	99%	22%	49%	48%	35%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.
(d)	The adoption of the change in amortization method as discussed in Note 2 of the Notes to Financial Statements had a 0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners High Yield Bond Fund — Class X
	Year Ended October 31,
	2006	2005	2004		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.50	$7.22		$6.25		$6.95

Income (Loss) From Investment Operations:
Net investment income	0.45	0.49	0.46		0.50		0.55	(d)
Net realized and unrealized gain (loss) on investments	0.19	(0.42)	0.31		0.98		(0.68	) (d)

Total from investment operations	0.64	0.07	0.77		1.48		(0.13)

Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.49)		(0.51)		(0.57)
Distributions from net realized gains	—	—	—		—		—

Total dividends and distributions	(0.47)	(0.50)	(0.49)		(0.51)		(0.57)

Net Asset Value, end of year	$7.24	$7.07	$7.50		$7.22		$6.25

Total Investment Return (a)	9.52%	0.85%	11.11	% (c)	24.20	% (c)	(2.25	)% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6.9	$10.7	$14.7		$15.3		$12.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.03%	2.00%	2.00%		2.00%		2.00%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.22%	2.31%	2.21%		2.18%		2.24%
Net investment income	6.35%	6.58%	6.37%		7.24%		8.12	% (d)
Portfolio turnover rate	99%	22%	49%		48%		35%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total return for Class X shares does not reflect the payment of bonus shares.
(d)	The adoption of the change in amortization method as discussed in Note 2 of the Notes to Financials Statements had a 0.01 per share effect for Federated High Yield Bond. Without the change in amortization method the Net Investment Income Ratio would have been 8.71%, 8.23%, 8.21%, and 8.25% for Class A, Class B, Class C, and Class X, respectively.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Money Market Fund — Class A
	Year Ended October 31, 2006 (d)	August 12, 2005 (c) through October 31, 2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$1.00	$1.00

Income From Investment Operations:
Net investment income	0.037	0.005
Net realized and unrealized gain (loss) on investments	—	—	*

Total from investment operations	0.037	0.005

Less Dividends and Distributions:
Dividends from net investment income	(0.037)	(0.005)
Distributions from net realized gains	—	—

Total dividends and distributions	(0.037)	(0.005)

Net Asset Value, end of period	$1.00	$1.00

Total Investment Return (a)	3.73%	0.53%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.8	$0.3
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.25	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.42%	1.44	% (b)
Net investment income	4.10%	0.59	% (b)
Portfolio turnover rate	N/A	N/A

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Commencement of operations.
(d)	Calculations are based on average daily number of shares outstanding.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Money Market Fund — Class C (c)
	Year Ended October 31,
	2006 (b)	2005	2004		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Income From Investment Operations:
Net investment income	0.029	0.009	—	*	—	*	0.001
Net realized and unrealized gain (loss) on investments	—	— *	—	*	—	*	— *

Total from investment operations	0.029	0.009	—	*	—	*	0.001

Less Dividends and Distributions:
Dividends from net investment income	(0.029)	(0.009)	—	*	—	*	(0.001)
Distributions from net realized gains	—	— *	—		—	*	— *

Total dividends and distributions	(0.029)	(0.009)	—	*	—	*	(0.001)

Net Asset Value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total Investment Return (a)	2.90%	0.92%	0.00%		0.00%		0.15%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8.6	$12.3	$22.1		$45.7		$73.8
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.00%	2.00%	1.23%		1.32%		1.89%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.29%	2.26%	1.90%		1.92%		1.96%
Net investment income	2.81%	0.84%	0.01%		—	†	0.13%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	For the periods ended 10/31/02 and 10/31/03 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio. (See Note 1 in Notes to Financial Statements).
*	Amount is less than $0.005.
†	Amount is less than 0.005%.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Money Market Fund — Class D
	Year Ended October 31,		April 12, 2004 (c) through October 31, 2004
	2006 (d)	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$1.00	$1.00	$1.00

Income From Investment Operations:
Net investment income	0.034	0.014	—	*
Net realized and unrealized gain (loss) on investments	—	— *	—	*

Total from investment operations	0.034	0.014	—	*

Less Dividends and Distributions:
Dividends from net investment income	(0.034)	(0.014)	—	*
Distributions from net realized gains	—	— *	—

Total dividends and distributions	(0.034)	(0.014)	—	*

Net Asset Value, end of period	$1.00	$1.00	$1.00

Total Investment Return (a)	3.41%	1.42%	0.29%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$9.8	$13.0	$16.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.50%	1.50%	0.83	% (b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.79%	1.77%	1.38	% (b)
Net investment income	3.32%	1.39%	0.51	% (b)

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Annualized.
(c)	Commencement of operations.
(d)	Calculations are based on the average daily number of shares outstanding.
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Money Market Fund — Class L (c)(d)
	Year Ended October 31,
	2006 (b)	2005	2004	2003 (b)	2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations:
Net investment income	0.034	0.014	0.010	0.005	0.006
Net realized and unrealized gain (loss) on investments	—	— *	— *	— *	— *

Total from investment operations	0.034	0.014	0.010	0.005	0.006

Less Dividends and Distributions:
Dividends from net investment income	(0.034)	(0.014)	(0.010)	(0.005)	(0.006)
Distributions from net realized gains	—	— *	—	— *	— *

Total dividends and distributions	(0.034)	(0.014)	(0.010)	(0.005)	(0.006)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return (a)	3.41%	1.42%	0.50%	0.50%	0.65%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12.8	$21.2	$44.8	$103.2	$135.0
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.50%	1.50%	0.72%	0.80%	1.39%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.79%	1.77%	1.40%	1.42%	1.46%
Net investment income	3.30%	1.25%	0.50%	0.50%	0.66%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class L shares were known as Class A shares. On April 12, 2004, Class A shares were redesignated as Class L shares and a new Class A was opened.
(d)	For the periods ended 10/31/02 and 10/31/03 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio. (See Note 1 in Notes to Financial Statements).
*	Amount is less than $0.005.

See Notes to Financial Statements.

Financial Highlights

	Strategic Partners Money Market Fund — Class M (c)(d)
	Year Ended October 31,
	2006 (b)	2005	2004		2003 (b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Income From Investment Operations:
Net investment income	0.029	0.009	—	*	—	*	0.001
Net realized and unrealized gain (loss) on investments	—	— *	—	*	—	*	— *

Total from investment operations	0.029	0.009	—	*	—	*	0.001

Less Dividends and Distributions:
Dividends from net investment income	(0.029)	(0.009)	—	*	—	*	(0.001)
Distributions from net realized gains	—	— *	—		—	*	— *

Total dividends and distributions	(0.029)	(0.009)	—	*	—	*	(0.001)

Net Asset Value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total Investment Return (a)	2.90%	0.92%	0.00%		0.00%		0.15%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$40.6	$60.9	$79.9		$120.2		$157.9
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.00%	2.00%	1.25%		1.31%		1.89%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.29%	2.27%	1.91%		1.92%		1.96%
Net investment income	2.84%	0.85%	0.01%		—	†	0.14%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Prior to April 12, 2004, Class M shares were known as Class B shares. On April 12, 2004, Class B shares were redesignated as Class M shares and a new Class B was opened.
(d)	For the periods ended 10/31/02 and 10/31/03 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio. (See Note 1 in Notes to Financial Statements).
*	Amount is less than $0.005.
†	Amount is less than 0.005%.

See Notes to Financial Statements.

Financial Highlights

	Strategic Patners Money Market Fund — Class X (d)
	Year Ended October 31,
	2006 (b)	2005	2004		2003(b)		2002 (b)
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00		$1.00		$1.00

Income From Investment Operations:
Net investment income	0.029	0.009	—	*	—	*	0.001
Net realized and unrealized gain (loss) on investments	—	— *	—	*	—	*	—	*

Total from investment operations	0.029	0.009	—	*	—	*	0.001

Less Dividends and Distributions:
Dividends from net investment income	(0.029)	(0.009)	—	*	—	*	(0.001)
Distributions from net realized gains	—	— *	—		—	*	—	*

Total dividends and distributions	(0.029)	(0.009)	—	*	—	*	(0.001)

Net Asset Value, end of year	$1.00	$1.00	$1.00		$1.00		$1.00

Total Investment Return (a)	2.90%	0.92%	0.00	% (c)	0.00	% (c)	0.15	% (c)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$9.0	$13.8	$16.8		$24.9		$32.6
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	2.00%	2.00%	1.25%		1.30%		1.89%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	2.29%	2.27%	1.91%		1.92%		1.96%
Net investment income	2.83%	0.88%	0.01%		—	†	0.14%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Total return for Class X shares does not reflect the payment of bonus shares.
(d)	For the periods ended 10/31/01, 10/31/02, and 10/31/03 the Portfolio Turnover Rate, Ratios of Expenses and Ratios of Net Investment Income (Loss) represent the combined ratios for the respective Fund and its respective pro rata share of its Master Portfolio. On 9/27/02 these Funds withdrew their net assets-in-kind from its corresponding ASMT Portfolio. (See Note 1 in Notes to Financial Statements).
*	Amount is less than $0.005.
†	Amount is less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Strategic Partners Mutual Funds:

Strategic Partners International Growth Fund

Strategic Partners Small Cap Growth Fund

Strategic Partners Mid-Cap Growth Fund

Strategic Partners Capital Growth Fund

Strategic Partners Concentrated Growth Fund

Strategic Partners Core Value Fund

Strategic Partners Large Cap Core Fund

Strategic Partners Equity Income Fund

Strategic Partners Balanced Fund

Strategic Partners High Yield Bond Fund

Strategic Partners Money Market Fund

Strategic Partners Mid Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the Strategic Partners Mutual Funds, (comprising of the funds listed above, hereafter referred to as the “Funds”) including the portfolios of investments, as of October 31, 2006, and the related statements of operations for the year then ended, and the statements of changes in net assets in the two-year period then ended and the financial highlights for each of the periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended October 31, 2004, were audited by another independent registered public accounting firm whose report date December 19, 2003 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2006, and the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2006

Tax Information

Unaudited

For the year ended October 31, 2006, the tax character of the dividends paid, as reflected in the Statements of Changes in Net Assets were:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL DISTRIBUTIONS
Small Cap Growth	$632,970	$1,613,657	$2,246,627
Mid Cap Value	319,005	59,130,489	59,449,494
Core Value	270,112	2,601,527	2,871,639
Large Cap Core	333,515	—	333,515
Equity Income	37,831	—	37,831
Balanced	889,812	—	889,812
High Yield Bond	7,010,621	—	7,010,621
Money Market	2,915,651	—	2,915,651

For federal income tax purposes, ordinary income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

As required by the Internal Revenue Code, the following percentages of ordinary income distributions for the year ended October 31, 2006 have been designated as 1) Qualified for the reduced tax rate unter The Job and Growth Tax Relief Reconciliation Act of 2003 (“QDI”), 2) dividends received deduction eligible for corporate shareholders (“DRD”), 3) qualified interest income under the American Jobs Creation Act of 2004 (“QII”), and 4) qualified short-term capital gains under the American Jobs Creation Act of 2004 (“QSTCG”):

	QDI	DRD	QII	QSTCG
Small Cap Growth	14.48%	27.13%	0.00%	0.00%
Mid Cap Value	100.00%	100.00%	0.00%	100.00%
Core Value	100.00%	100.00%	0.00%	25.57%
Large Cap Core	100.00%	100.00%	0.00%	0.00%
Equity Income	100.00%	100.00%	0.00%	0.00%
Balanced	97.79%	98.19%	72.42%	0.00%
High Yield Bond	0.06%	0.06%	50.46%	0.00%
Money Market	0.00%	0.00%	98.86%	0.00%

Pursuant to Section 853 of the Internal Revenue Code, for the International Growth Fund, $442,972 of foreign taxes paid and $4,298,985 of foreign source income have been designated for the year ended October 31, 2006.

Management of the Fund (Unaudited)

Information pertaining to the Directors of Jennison Small Company Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real state investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 1993(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. LaBlanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. LaBlanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 2003(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 2003(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of Bell South Corporation (since 1992).

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2003(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 2003(3) Oversees 153 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (44), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.
(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.
(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.
(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.).

Approval of Advisory Agreements

I. Renewal of Existing Agreements

The Board of Directors (the “Board”) of Strategic Partners Mutual Funds, Inc. (the “Company”) oversees the management of each of the Company’s funds (each, a “Fund”), and, as required by law, determines annually whether to renew the Company’s management agreement with Prudential Investments LLC (“PI”) and American Skandia Investment Services, Inc. (together with PI, collectively referred to as “PI”) and the Company’s subadvisory agreements with each of the Fund’s subadvisers. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Funds, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Board further noted that at the June 7-8 meetings, PI had provided the Directors with a preliminary overview of potential fund reorganizations among various PI-managed mutual funds, which included most of the Company’s Funds. PI advised the Board at the meetings that it expected to formally submit the proposed reorganizations to the Directors for consideration at a subsequent special meeting of the Board.

The Directors determined that the overall arrangements between the Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and each subadviser, which serve pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Company by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of recordkeeping and compliance services to the Company and each Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Company. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with each Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers; as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

Strategic Partners Mutual Funds, Inc.

Approval of Advisory Agreements (continued)

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Company, each Fund, and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Company’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Funds by each subadviser, and that there was a reasonable basis on which to conclude that the Company and its Funds benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Company’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board noted that with the exception of the subadviser for Strategic Partners Money Market Fund, none of the Company’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

With respect to Strategic Partners Money Market Fund, the Board noted that the Fund’s subadviser (Prudential Investment Management, Inc.) (“PIM”) was affiliated with PI. The Board did not separately consider the profitability of PIM, as its profitability was reflected in the profitability report for PI.

Economies of Scale

The Board noted that the management fee schedule for the following Funds does not contain breakpoints that reduce the fee rate on assets above specified levels: Strategic Partners Money Market Fund, Strategic Partners Small Cap Growth Fund, Strategic Partners Core Value Fund, and Strategic Partners Technology Fund.

The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of each Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the fee schedule of the identified Funds is acceptable at this time.

The Board also noted that the management fee schedule for the following Funds include breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Funds do not realize the effect of those rate reductions: Strategic Partners Balanced Fund, Strategic Partners Concentrated Growth Fund, Strategic Partners Equity Income Fund, Strategic Partners High Yield Bond Fund, Strategic Partners International Growth Fund, Strategic Partners Large Cap Core Fund, Strategic Partners Mid Cap Growth Fund, and Strategic Partners Mid-Cap Value Fund.

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The Board further noted that the management fee schedule for Strategic Partners Capital Growth Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions.

The Board took note that the fee structure of the Funds with breakpoints would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and The Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with a Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Company’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with a Fund. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Potential Fund Reorganizations and Subadviser Changes

The Board considered that at the June 7-8 meetings, PI had provided the Directors with a preliminary overview of the potential elimination of the Strategic Partners fund family through fund reorganizations or subadviser changes, which included all of the Company’s Funds. PI advised the Board at the meetings that it expected to formally submit proposals to the Directors for consideration at a subsequent special meeting of the Board. Consequently, the Board considered that its renewal of the management and subadvisory agreements might be for an interim period, contingent on future Board and shareholder approval of the proposals.

Performance of the Funds / Fees and Expenses / Other Factors

With respect to each Fund, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Funds, as detailed below. Unless otherwise noted, the time periods referenced are for periods ended December 31.

Strategic Partners Balanced Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of fee waivers or expense subsidies) that was in the third quartile over a one-year period and performance that was in the second quartile over three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had achieved net performance (which reflects the impact of fee waivers and expense subsidies) which was identical to the Fund’s gross performance, except that the Fund’s net performance over the three-year period was in the third quartile. The Board noted that the Fund had outperformed over the same one-year, three-year and five-year periods when compared against the Fund’s benchmark index.

The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to continue the existing contractual cap on Fund expenses of 1.15% of average net assets (exclusive of 12b-1 fees and certain other fees). The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Mutual Funds, Inc.

Approval of Advisory Agreements (continued)

Strategic Partners Capital Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over a one-year period, and performance that was in the first quartile over three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed over the same time periods when compared against the Fund’s benchmark index and had outperformed against the median of mutual funds included in the Peer Universe.

The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the fourth quartile in its Peer Group. The Board accepted PI’s recommendation to continue the Fund’s existing contractual cap on expenses of 1.30% (exclusive of 12b-1 fees and certain other fees) of average net assets. In light of the Fund’s strong performance, the Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Concentrated Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over one-year, three-year and five-year time periods in relation to the group of comparable funds in a Peer Universe. While expressing the view that the Fund’s performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser in November 2002 and that the performance of the Fund had improved during the most recent calendar quarter. The Board took into account the style factors that had contributed to the Fund’s poor performance. The Board also considered that the Fund was included in the group of funds identified by PI for possible reorganization. In light of the steps taken to improve the Fund’s performance, and in light of the possible reorganization of the Fund, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group, and was the lowest management fee charged among all of the mutual funds included in the Peer Group. The Board accepted PI’s recommendation to continue the Fund’s existing contractual cap on expenses of 1.25% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Core Value Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the third quartile over a one-year period and performance that was in the second quartile over a three-year period in relation to the group of comparable funds in a Peer Universe.

The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to maintain the Fund’s existing contractual cap on expenses of 1.20% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees are reasonable.

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Strategic Partners Equity Income Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of fee waivers or expense subsidies) that was in the third quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the third quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. The Board further noted that the Fund’s net performance (which reflects the impact of fee waivers and expense subsidies) was identical to the Fund’s gross performance, except that the Fund’s net performance over the three-year period was in the third quartile.

The Board noted that although the Fund had outperformed against its benchmark index over one-year and three-year periods, the Fund underperformed against the median of mutual funds included in the Peer Universe. The Board further noted that in late 2005 the Fund had added a new subadviser, and that the Fund had outperformed since then. Therefore, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Fund’s ongoing performance.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to continue the existing contractual cap on Fund expenses of 1.15% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners High Yield Bond Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over a one-year period, and performance that was in the third quartile over three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund’s underperformance during 2005 was largely attributed to the fact that the low quality bond issues which the Fund purchases were not favored in the market. The Board also noted that PIMCO had been added as an additional subadviser in March 2006. The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Fund’s ongoing performance.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to maintain the existing contractual cap on Fund expenses of 1.00% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners International Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of fee waivers or expense subsidies) that was in the first quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the fourth quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. The Board further noted that the Fund’s net performance (which reflects the impact of fee waivers or expense subsidies) was identical to the Fund’s gross performance, except that the Fund’s one-year performance was in the second quartile.

The Board noted that the Fund had outperformed against its benchmark index over the same one-year and three-year periods. With respect to the Fund’s fourth quartile performance over the five-year period, the Board noted that much of the underperformance was attributable to the investment decisions of the previous subadviser.

The Board determined that the Fund’s performance was satisfactory.

Strategic Partners Mutual Funds, Inc.

Approval of Advisory Agreements (continued)

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds as provided by Lipper.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to continue the existing contractual cap of 1.60% on Fund expenses (exclusive of 12b-1 fees and certain other fees). The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Large Cap Core Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over a one-year period, performance that was in the third quartile over a three-year period, and performance that was in the second quartile over a five-year period in relation to the group of comparable funds in a Peer Universe. The Board noted that although the Fund had underperformed over short-term periods, the Fund had outperformed against its benchmark index and the median of mutual funds in the Peer Universe over a five-year period. Therefore, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Fund’s ongoing performance.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to maintain the existing contractual cap on Fund expenses of 1.00% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Small Cap Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over one-year, three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. The Board expressed disappointment in the Fund’s performance, but noted that the Fund’s subadviser had been replaced in late 2005 by RS Investments and Transamerica Investment Management. The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to give RS Investments and Transamerica Investment Management the opportunity to build a performance record against which to be evaluated.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to maintain the existing contractual cap on Fund expenses of 1.30% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board also accepted PI’s recommendation to implement a contractual fee waiver of 0.10% of the Fund’s management fee. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Mid Cap Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over one-year, three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. The Board expressed disappointment with the Fund’s performance, but noted that the Fund’s five-year returns partially reflected investment decisions made by the Fund’s former subadviser. With respect to the Fund’s one-year and three-year performance returns, the Board noted that there had been some improvement, but observed that the Fund continued to underperform against its peers. The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Fund’s ongoing performance.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

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The Fund’s management fee ranked in the first quartile in its Peer Group. The Board accepted PI’s recommendation to continue the existing contractual cap on Fund expenses of 1.650% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees was reasonable.

Strategic Partners Money Market Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of fee waivers or expense subsidies) that was in the third quartile over one-year, three-year and five-year periods in relation to the group of comparable funds in a Peer Universe. Over the same time periods, the Fund achieved net performance (which does reflect the impact of fee waivers or expense subsidies) that was in the fourth quartile over a one-year period, performance that was in the third quartile over a three-year period, and performance that was in the fourth quartile over a five-year period.

While expressing the view that the Fund’s performance had been disappointing, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Fund’s ongoing performance, noting that Prudential Investment Management, Inc. (“PIM”) had assumed responsibility as the Fund’s new subadviser in August 2005.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s contractual management fee ranked in the second quartile in its Peer Group. The Board accepted PI’s recommendation to continue the Fund’s current contractual cap on Fund expenses of 1.00% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Mid-Cap Value Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved gross performance (which does not reflect the impact of fee waivers or expense subsidies) that was in the second quartile over a one-year period, performance that was in the first quartile over a three-year period, and performance that was in the fourth quartile over a five-year time period in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund’s net performance (which does reflect the impact of fee waivers and expense subsidies) was identical to the Fund’s gross performance, except that the Fund’s performance over the three-year period was in the second quartile. The Board noted that the Fund outperformed against its benchmark index and the median of mutual funds included in the Peer Universe over the one-year and three-year periods.

The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in second quartile in its Peer Group. The Board accepted PI’s recommendation to continue the current contractual cap on Fund expenses of 1.35% (exclusive of 12b-1 fees and certain other fees) of average net assets. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Technology Fund. Because the Board had previously approved the reorganization (i.e., merger) of the Fund into Jennison U.S. Emerging Growth Fund, Inc. pending shareholder approval, the Board did not consider the Fund’s performance record, or its fees or expenses. In light of the pending reorganization of the Fund, the Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements on an interim basis.

Strategic Partners Mutual Funds, Inc.

Approval of Advisory Agreements (continued)

II. Approval of New Subadvisory Agreements and Submission to Fund Shareholders

Following the Board’s actions on June 7-8, 2006 approving the renewal of the Fund’s current subadvisory agreements with each subadviser as discussed above, the Board subsequently convened in a special meeting held on July 19, 2006.

As further explained below, at the July 19th meeting, the Board approved a new subadvisory agreements between PI and Quantitative Management Associates LLC (“QMA) with respect to the Strategic Partners Mid-Cap Value Fund (“Mid-Cap Value Fund”) intended to replace the existing subadvisory agreement with Neuberger Berman Management, Inc. and approved submitting the proposed new subadvisory agreement to Fund shareholders for approval. At the same meeting, the Board also approved a new subadvisory agreement between PI and Jennison Associates LLC (“Jennison”) with respect to the Strategic Partners Equity Income Fund (“Equity Income Fund”) intended to replace the existing subadvisory agreements with AllianceBernstein, L.P. and T. Rowe Price Associates, Inc., and approved submitting the proposed new subadvisory agreement to Fund shareholders for approval.

Matters Considered by the Board

The Board, including the Independent Directors, met on July 19, 2006 to consider recommendations and a proposal by PI to replace each Fund’s existing subadvisers and to approve new subadvisory agreements with each of QMA and Jennison, under which QMA and Jennison, each affiliates of PI, would serve as subadviser to the Mid-Cap Value Fund and the Equity Income Fund, respectively. In advance of the meeting, the Directors received materials relating to the recommendations, and had the opportunity to ask questions and request additional information in connection with their consideration. The materials detailed, among other things, the performance history of each Fund, each Fund’s subadvisory fee structure, information about QMA and Jennison and their professional staffs, and information detailing QMA’s and Jennison’s investment philosophy and experience.

At the July 19th meeting, representatives of PI explained and discussed with the Directors the specific reasons why PI recommended QMA and Jennison as each Fund’s new subadviser and responded to questions raised by the Directors. Representatives of QMA and Jennison also attended the meeting and conducted presentations for the Directors and responded to questions.

In approving the new subadvisory agreements with each of QMA and Jennison, the Directors, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by the existing subadvisers and the proposed new subadvisers. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered the information provided by PI in advance of the meeting as well as the information, presentations and discussions that occurred at the July 19th meeting.

The material factors and conclusions that formed the basis for the Directors’ determination to approve the agreements are discussed separately for each Fund below.

Mid Cap Value Fund

Reasons for Replacing the Existing Subadviser

The Board considered an overall presentation by PI with respect to the future of the Strategic Partners fund family, which includes the Fund. The Board considered PI’s conclusion that due to changes in the marketplace and competitive landscape, the Strategic Partners fund family was not viable, and PI’s recommendation to terminate the Strategic Partners fund family by reorganizing many of the funds in the fund family into other funds in the JennisonDryden fund family (each of which is advised by proprietary subadvisers), and by incorporating most of the remaining funds into the JennisonDryden fund family by appointing subadvisers affiliated with PI. With respect to the Fund, the Board considered PI’s conclusion that integration of the Fund into the JennisonDryden fund family by appointing an affiliated subadviser was appropriate, in light of the Fund’s performance history, the absence of a similar fund in the JennisonDryden fund family, and the availability of QMA as an affiliated subadviser with expertise and experience in managing funds with similar strategies.

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The Board considered PI’s analysis and discussion of other alternatives for the Fund, including, but not limited to liquidation, transfer of Fund management to the Fund’s existing subadvisers, or a possible sale of the Fund and the other funds in the Strategic Partners fund family. The Board further considered PI’s reasons for concluding that the other alternatives were not feasible or practical, and that incorporating the Fund into the JennisonDryden fund family was preferable to any of the other available alternatives.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Fund by QMA under the new subadvisory agreement. The Board considered PI’s representation that the nature and extent of services under the existing and new agreements were generally similar in that the current subadviser and QMA are each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of QMA’s portfolio management team. The Board was also provided with information pertaining to QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to QMA. The Board considered its previous knowledge and familiarity with QMA and its portfolio managers as a result of the Board’s oversight of other mutual funds in the JennisonDryden mutual fund family subadvised by QMA.

The Board also considered the “Value Equity” strategy that would be utilized by QMA, noting that a similar strategy was already in use by QMA in a large capitalization value equity fund managed by QMA in the JennisonDryden fund family. The Board was provided with, and considered, information explaining the Value Equity strategy, which emphasizes the use of quantitative methods to select securities.

The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to QMA, summarizing his level of comfort from a compliance perspective with respect to PI’s recommendation to hire QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by QMA and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by QMA would likely be high.

Performance of Mid-Cap Value Fund

The Board considered and received information with respect to QMA’s performance in a simulation of a hypothetical portfolio employing its Value Equity quantitative strategy for the selection of mid-capitalization stocks. The Board also considered QMA’s experience and performance in managing the Dryden Strategic Value Fund utilizing the Value Equity strategy for the selection of large-capitalization stocks. Based on a review of such information, the Board concluded that there was a reasonable basis on which to conclude that QMA would be suitable to serve as the subadviser to the Fund. In considering the performance information, the Board acknowledged that the performance was simulated and that it was not predictive of future results.

Because QMA would be a new subadviser for the Fund, the Board did not have a performance record to evaluate QMA’s performance as subadviser to the Fund.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to QMA under the proposed new subadvisory agreement, which called for QMA to be paid 0.45% up to and including $500 million of average daily net assets; 0.40% on the next $500 million of average daily net assets; and 0.36% on average daily net assets over $1 billion.

Strategic Partners Mutual Funds, Inc.

Approval of Advisory Agreements (continued)

The Board also considered the fee rate payable to QMA by other funds with investment objectives similar to that of the Fund.

The Board noted that the subadvisory fees payable to QMA would not impact Fund shareholders directly because those fees are payable by PI and there would be no change to the investment advisory fee rate payable by the Fund to PI. As a result of the above considerations, the Board concluded that the proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadviser’s Profitability

Because QMA has not previously served as a subadviser to the Fund, there was no profitability data for the Board to consider.

Economies of Scale

The Board considered information about the potential of PI and QMA to experience economies of scale as the Fund grows in size. The Board noted that the proposed subadvisory fee rate and the advisory fee rate both contained breakpoints, which would enable shareholders to share in economies of scale that may exist as Fund assets grow.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by QMA and its affiliates as a result of its relationship with the Fund. The Board concluded that such potential benefits to be derived by QMA might include access to additional research resources and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Equity Income Fund

Reasons for Replacing the Existing Subadviser

The Board considered an overall presentation by PI with respect to the future of the Strategic Partners fund family, which includes the Fund. The Board considered PI’s conclusion that due to changes in the marketplace and competitive landscape, the Strategic Partners fund family was not viable, and PI’s recommendation to terminate the Strategic Partners fund family by reorganizing many of the funds in the fund family into other funds in the JennisonDryden fund family (each of which is advised by proprietary subadvisers), and by incorporating most of the remaining funds into the JennisonDryden fund family by appointing subadvisers affiliated with PI. With respect to the Fund, the Board considered PI’s conclusion that integration of the Fund into the JennisonDryden fund family by appointing an affiliated subadviser was appropriate, in light of its positive performance history, the absence of a similar fund in the JennisonDryden fund family, and the availability of Jennison as an affiliated subadviser with expertise and experience in managing funds with similar strategies.

The Board considered PI’s analysis and discussion of other alternatives for the Fund, including, but not limited to liquidation, transfer of Fund management to the Fund’s existing subadvisers, or a possible sale of the Fund and the other funds in the Strategic Partners fund family. The Board further considered PI’s reasons for concluding that the other alternatives were not feasible or practical, and that incorporating the Fund into the JennisonDryden fund family was preferable to any of the other available alternatives.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Fund by Jennison under the new subadvisory agreement. The Board considered PI’s representation that the nature and extent of services under the existing and new agreements were generally similar in that the current subadviser and Jennison are each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

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With respect to the quality of services, the Board considered, among other things, the background and experience of Jennison’s portfolio management team. The Board was also provided with information pertaining to Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to Jennison. The Board considered its previous knowledge and familiarity with Jennison and its portfolio managers as a result of the Board’s oversight of other mutual funds in the JennisonDryden mutual fund family already subadvised by Jennison.

The Board also considered the experience and expertise of Jennison and its portfolio managers in the research and selection of securities with an emphasis on dividend yields and future dividend growth. The Board further considered Jennison’s management and the performance of the Jennison Utility Fund, a fund in the JennisonDryden fund family overseen by the Board, and which followed investment strategies similar to those that Jennison would utilize in managing the Fund. The Board noted that the same portfolio managers responsible for managing the Jennison Utility Fund were expected to manage the Fund on behalf of Jennison. The Board was provided with, and considered, information explaining Jennison’s expected investment approach, its investment philosophy, and biographical information with respect to Jennison’s portfolio managers.

The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to Jennison, summarizing his level of comfort from a compliance perspective with respect to PI’s recommendation to hire Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Jennison and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Jennison would likely be high.

Performance of Equity Income Fund

Because Jennison would be a new subadviser for the Fund, the Board did not have a performance record to evaluate Jennison’s performance as subadviser to the Fund. However, the Board considered and received information with respect to Jennison’s investment capabilities in managing dividend-yielding equity securities in other retail and institutional portfolios.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Jennison under the proposed new subadvisory agreement, which called for Jennison to be paid 0.43% up to and including $500 million of average daily net assets; 0.38% on the next $500 million of average daily net assets; and 0.34% on average daily net assets over $1 billion.

The Board also considered the fee rate payable to Jennison by other funds with investment objectives similar to that of the Fund.

The Board noted that the subadvisory fees payable to Jennison would not impact Fund shareholders directly because those fees are payable by PI and there would be no change to the investment advisory fee rate payable by the Fund to PI. As a result of the above considerations, the Board concluded that the proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadvisor’s Profitability

Because Jennison has not previously served as a subadviser to the Fund, there was no profitability data for the Board to consider.

Economies of Scale

The Board considered information about the potential of PI and Jennison to experience economies of scale as the Fund grows in size. The Board noted that the proposed subadvisory fee rate and the advisory fee rate both contained breakpoints, which would enable shareholders to share in economies of scale that may exist as Fund assets grow.

Strategic Partners Mutual Funds, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to the Subadvisers or their affiliates from serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Jennison and its affiliates as a result of their relationship with Equity Income Fund. The Board concluded that such potential benefits to be derived by Jennison might include access to additional research resources and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

III. Approval of Management Agreement Amendment

At the July 19 special meeting of the Board, the Board also approved an amendment to the management agreement between the Company and Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI), and approved submitting the amendment management agreement to shareholders for approval.

Matters Considered by the Board

The Board, including the Independent Directors, met on July 19, 2006 to consider a recommendation and proposal by PI and ASISI to amend the management agreement (Management Agreement) between each of PI and ASISI and Strategic Partners Mutual Funds, Inc. by removing ASISI as a co-investment manager. In advance of the meeting, the Directors received materials relating to the recommendation, and had the opportunity to ask questions and request further information in connection with their consideration.

At the July 19th meeting, representatives of PI explained and discussed with the Directors the proposal to amend the Management Agreement by removing ASISI from the Management Agreement.

In approving the amendment to the Management Agreement, the Directors, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided by the existing subadvisors and the proposed new subadvisor. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered the information provided by PI in advance of the meeting as well as the information, presentations and discussions that occurred at the July 19th meeting.

The material factors and conclusions that formed the basis for the Directors’ determination to approve the amended Management Agreement are discussed separately below.

Reasons for Amending the Management Agreement

The Board considered that all of the other retail mutual funds that comprise the JennisonDryden fund family were already managed by PI pursuant to management agreements which name PI as the manager. The Board further considered that amending the Management Agreement to eliminate ASISI as a co-manager was consistent with, and would serve to facilitate the proposal to approve a new affiliated subadvisor for Equity Income Fund and integrate the Fund into the JennisonDryden fund family. The Board further considered that, if approved by shareholders, the elimination of ASISI would have the effect of conforming the management structure of Equity Income Fund to the management structure already in place for the other JennisonDryden mutual funds, all of which are currently solely managed by PI.

Nature, Quality and Extent of Services

The Board noted that the elimination of ASISI as co-investment manager would not result in any change in the quality or nature of the investment advisory and administrative services provided under the Management Agreement. The Board also noted that the change would not result in any dimunition of services. The Board considered that all of the same individuals who presently provide services under the Management Agreement would continue to do so. The investment management fees payable under the Management Agreement will not change and will be identical to those payable to ASISI.

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Performance of the Funds

The Board did not consider the performance of the Fund as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement since all of the same individuals who presently provide services under the Management Agreement would continue to do so. The Board noted that it had evaluated the performance of the Fund in connection with its consideration of the renewal of the Management Agreement at its June 2006 meetings.

Investment Advisory Fee Rates

The Board considered that the investment management fees payable under the Management Agreement would not change, and would be identical to those payable to ASISI. The Board noted that it had evaluated the fee rates at its June 2006 meeting, and had determined the rates to be reasonable.

Adviser’s Profitability

The Board did not consider the profitability of either PI or ASISI as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement. The Board noted that it had considered the profitability of PI and ASISI in considering the annual renewal of the Management Agreement at its June 2006 meetings, and that it had determined such profitability to be reasonable.

Economies of Scale

The Board did not consider economies of scale as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement. The Board noted that it had considered economies of scale in considering the annual renewal of the Management Agreement at its June 2006 meetings.

Other Benefits to the Adviser or its affiliates from serving as Advisor

The Board did not consider potential “fall out” or ancillary benefits as a factor in its determinations, because it was not relevant to the consideration of the proposed amendment to the Management Agreement. The Board noted that it had considered “fall out” or ancillary benefits in considering the annual renewal of the Management Agreement at its June 2006 meetings, and that it had determined such benefits to be reasonable.

Strategic Partners Mutual Funds, Inc.

Strategic Partners International Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	17.61%	N/A	12.29%
Class B	18.55	N/A	12.97
Class C	22.65	11.06%	6.24
Class L	17.13	10.31	6.04
Class M	17.55	10.77	6.21
Class X	17.53	10.66	6.21

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	24.49%	N/A	14.82%
Class B	23.55	N/A	13.93
Class C	23.65	11.06%	6.24
Class L	24.25	11.62	6.76
Class M	23.55	11.04	6.21
Class X	23.53	11.05	6.21

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

The graph compares a $10,000 investment in the Strategic Partners International Growth Fund (Class L shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (December 31, 1997) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

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The MSCI EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Small Cap Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	1.77%	N/A	–1.68%
Class B	1.90	N/A	–1.81
Class C	5.84	3.63%	–8.73
Class L	1.42	2.97	–9.04
Class M	0.84	3.33	–8.86
Class X	0.83	3.14	–8.98

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	7.75%	N/A	0.55%
Class B	6.90	N/A	–0.66
Class C	6.84	3.63%	–8.73
Class L	7.61	4.20	–8.23
Class M	6.84	3.68	–8.73
Class X	6.83	3.67	–8.70

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Small Cap Growth Fund (Class L shares) with a similar investment in the Russell 2000 Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The Russell 2000 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

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The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Mid Cap Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	1.43%	N/A	3.79%
Class B	1.65	N/A	4.26
Class C	5.46	3.47%	–11.33
Class L	1.03	2.82	–11.71
Class M	0.44	3.17	–11.44
Class X	0.46	3.00	–11.62

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	7.34%	N/A	6.13%
Class B	6.65	N/A	5.36
Class C	6.46	3.47%	–11.33
Class L	7.17	4.06	–10.86
Class M	6.44	3.52	–11.30
Class X	6.46	3.52	–11.33

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 9/11/00.

The graph compares a $10,000 investment in the Strategic Partners Mid Cap Growth Fund (Class L shares) with a similar investment in the S&P MidCap 400 Index and Russell Midcap Index by portraying the initial account values at the commencement of operations of Class L shares (September 11, 2000) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

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The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Mid Cap Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	6.07%	N/A	9.65%
Class B	6.90	N/A	10.28
Class C	10.56	13.27%	11.91
Class L	5.55	12.49	11.65
Class M	6.03	13.01	11.90
Class X	6.94	13.07	11.98

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	12.24%	N/A	12.10%
Class B	11.36	N/A	11.21
Class C	11.45	13.27%	11.91
Class L	11.99	13.83	12.45
Class M	11.38	13.26	11.90
Class X	12.33	13.44	11.98

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M; Class X, 8/19/98; and Class Z, 11/28/05. Returns for Class Z are not shown since the share class has not existed prior to 10/31/05.

The graph compares a $10,000 investment in the Strategic Partners Mid Cap Value Fund (Class L shares) with a similar investment in the S&P MidCap 400 Index and Russell Midcap Index by portraying the initial account values at the commencement of operations of Class L shares (August 19, 1998) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of small- to mid-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Capital Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	1.61%	N/A	4.93%
Class B	1.74	N/A	5.40
Class C	5.69	7.32%	5.60
Class L	1.06	6.59	5.38
Class M	0.75	7.02	5.61
Class X	0.69	6.87	5.59

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	7.53%	N/A	7.28%
Class B	6.74	N/A	6.48
Class C	6.69	7.32%	5.60
Class L	7.24	7.86	6.14
Class M	6.75	7.33	5.61
Class X	6.69	7.32	5.59

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 8/19/98.

The graph compares a $10,000 investment in the Strategic Partners Capital Growth Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (8/19/98) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Concentrated Growth Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	6.19%	N/A	2.54%
Class B	6.53	N/A	2.85
Class C	10.46	0.51%	1.23
Class L	5.73	–0.14	1.12
Class M	5.52	0.13	1.27
Class X	5.51	–0.07	1.28

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	12.34%	N/A	4.84%
Class B	11.53	N/A	3.96
Class C	11.46	0.51%	1.23
Class L	12.15	1.05	1.77
Class M	11.52	0.52	1.27
Class X	11.51	0.52	1.28

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Concentrated Growth Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Core Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	13.63%	N/A	9.04%
Class B	14.32	N/A	9.65
Class C	18.31	10.28%	8.49
Class L	13.04	9.48	7.90
Class M	13.23	9.99	8.25
Class X	13.22	9.87	8.25

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	20.20%	N/A	11.48%
Class B	19.32	N/A	10.66
Class C	19.32	10.28%	8.49
Class L	19.95	10.79	9.03
Class M	19.23	10.26	8.49
Class X	19.22	10.28	8.49

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 3/1/01.

The graph compares a $10,000 investment in the Strategic Partners Core Value Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (March 1, 2001) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Large Cap Core Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	6.74%	N/A	4.61%
Class B	7.14	N/A	5.11
Class C	11.03	5.03%	0.47
Class L	6.19	4.31	0.11
Class M	6.15	4.70	0.33
Class X	6.07	4.53	0.15

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	12.90%	N/A	6.97%
Class B	12.14	N/A	6.19
Class C	12.03	5.03%	0.47
Class L	12.68	5.56	0.96
Class M	12.15	5.03	0.47
Class X	12.07	5.02	0.43

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 11/1/99.

The graph compares a $10,000 investment in the Strategic Partners Large Cap Core Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (November 1, 1999) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Equity Income Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	11.29%	N/A	6.82%
Class B	11.84	N/A	7.23
Class C	15.88	6.10%	6.19
Class L	10.71	5.37	5.99
Class M	10.84	5.80	6.21
Class X	10.88	5.64	6.19

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	17.74%	N/A	9.20%
Class B	16.84	N/A	8.28
Class C	16.88	6.10%	6.19
Class L	17.47	6.63	6.70
Class M	16.84	6.12	6.21
Class X	16.88	6.11	6.19

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 12/31/97.

The graph compares a $10,000 investment in the Strategic Partners Equity Income Fund (Class L shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class L shares (December 31, 1997) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners Balanced Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	4.82%	N/A	4.62%
Class B	5.13	N/A	5.14
Class C	9.14	5.46%	4.89
Class L	4.34	4.73	4.75
Class M	4.06	5.13	4.89
Class X	3.99	4.94	4.87

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	10.93%	N/A	6.96%
Class B	10.13	N/A	6.22
Class C	10.14	5.46%	4.89
Class L	10.67	5.97	5.42
Class M	10.06	5.46	4.89
Class X	9.99	5.43	4.87

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners Balanced Fund (Class L shares) with a similar investment in the Blended Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The Blended Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Blended Index is an unmanaged index that is calculated by weighting the S&P 500 Index at 60% and the Lehman Brothers Government/Corporate Bond Index at 40%. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of balanced stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

Strategic Partners High Yield Bond Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	5.58%	N/A	5.17%
Class B	4.53	N/A	5.24
Class C	8.53	8.27%	4.09
Class L	5.45	7.89	4.14
Class M	3.53	7.98	4.10
Class X	3.51	7.86	4.10

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	10.50%	N/A	7.10%
Class B	9.53	N/A	6.30
Class C	9.53	8.27%	4.09
Class L	10.07	8.84	4.63
Class M	9.53	8.27	4.10
Class X	9.52	8.30	4.10

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans).

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 4/12/04; Class C, Class L, Class M, and Class X, 7/28/97.

The graph compares a $10,000 investment in the Strategic Partners High Yield Bond Fund (Class L shares) with a similar investment in the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index and the Lehman Brothers U.S. Corporate High Yield Index by portraying the initial account values at the commencement of operations for Class L shares (July 28, 1997) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index and the Lehman Brothers U.S. Corporate High Yield Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class L shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class L shares only. As indicated in the tables above, performance for Class A, B, C, M, and X shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.strategicpartners.com

The Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of U.S. dollar-denominated, nonconvertible, fixed-rate, non-investment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index that is generally representative of corporate bonds rated below investment grade. It comprises issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 or BB+ (including defaulted issues), and at least one year to maturity. It gives a broad look at how bond prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of high yield bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively. Class L shares are closed to most new purchases (with the exception of reinvested dividends and purchases by certain college savings plans). Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class A shares are subject to a 12b-1 fee of up to 0.30% annually. Class B, Class C, Class M, and Class X shares are subject to a 12b-1 fee of 1%. Class L shares are subject to a 12b-1 fee of 0.50%. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mutual Funds, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING

The Board of Directors of the Funds has delegated to the Funds’ investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe•David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker•Judy A. Rice•Robin B. Smith•Stephen G. Stoneburn•Clay T. Whitehead

OFFICERS

Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Kathryn L. Quirk, Chief Legal Officer•Deborah A. Docs, Secretary•Lee D. Augsburger, Chief Compliance Officer• Noreen M. Fierro, Anti-Money Laundering Compliance Officer•Jonathan D. Shain, Assistant Secretary•Claudia DiGiacomo, Assistant Secretary•John P. Schwartz, Assistant Secretary•Andrew R. French, Assistant Secretary•Jack Benintende, Assistant Treasurer•M. Sadiq Peshimam, Assistant Treasurer

CO-MANAGERS	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

	American Skandia Marketing, Inc.	One Corporate Drive Shelton, CT 06484

INVESTMENT SUBADVISERS	AllianceBernstein, L.P.	1345 Avenue of the Americas New York, NY 10105

	American Century Investment Management, Inc.	4500 Main Street Kansas City, MO 64111

	Goldman Sachs Asset Management, L.P.	32 Old Slip New York, NY 10005

	Marsico Capital Management, LLC	1200 Seventeenth Street Suite 1300 Denver, CO 80202

	Neuberger Berman Management Inc.	605 Third Avenue New York, NY 10158

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Transamerica Asset Management LLC	11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

	T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202

	William Blair & Company, L.L.C.	222 West Adams Street Chicago, IL 60606

DISTRIBUTORS	American Skandia Marketing, Incorporated	One Corporate Drive Shelton, CT 06484

	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

SUBACCOUNTING AGENT	PFPC Inc.	103 Bellevue Parkway Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Strategic Partners Mutual Funds, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Funds’ schedule of portfolio holdings is also available on the Funds’ website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Mutual Funds, Inc.

MFSP601E    IFS-A127558    Ed. 12/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended October 31, 2006 and October 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $351,200 and $333,960, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h)	Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Mutual Funds, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 22, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 22, 2006

*	Print the name and title of each signing officer under his or her signature.